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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711

(Address of principal executive offices)(Zip code)

Steven J. Fredricks

Madison Legal and Compliance Department

550 Science Drive

Madison, WI 53711

(Name and address of agent for service)

Registrant's telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Certified Financial Statement

ULTRA SERIES FUND	Annual Report December 31, 2023

Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund
Diversified Income Fund
Core Bond Fund
High Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
International Stock Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

Ultra Series Fund | December 31, 2023

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any Fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-SEC-0330. Current performance may be lower or higher than the performance data quoted within this report. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Ultra Series Fund | December 31, 2023

Management’s Discussion of Fund Performance (unaudited)

PERIOD IN REVIEW

The final two months of 2023 soothed the spirits of fixed income and non-Magnificent 7 (Apple, Amazon, Alphabet, Meta Platforms, Microsoft, NVIDIA, & Tesla) stock investors who were staring down a rather modest, if not bleak year. Fueled by a 180-degree flip from the devastating notion that interest rates would need to be “higher for longer” to a new paradigm of “lower and sooner” where the Federal Reserve (Fed) would be cutting interest rates by springtime, and by as much as 1.5% over the course of 2024, an eyepopping near everything rally saved the year. When the ball dropped to ring in the new year, not a soul would remember that back on Halloween many major US market indexes, the Russell 2000, Russell Mid Cap, S&P 500 Equal Weighted, and especially the broad Bloomberg US Aggregate Bond Index were all in negative territory, woefully underperforming cash and lightyears behind the Mag-7 driven S&P 500 Index. Instead, after the stunning change in fortune, investors were rejoicing the outsized gains for the year with the S&P 500 Index generating a +26.3% return, international stocks advanced +15.6% (MSCI ACWI ex USA Net Index) and bonds up a very respectable +5.5% (Bloomberg US Aggregate Bond Index). So, after experiencing the worst return on record in 2022, a balanced portfolio (60% stocks / 40% bonds), produced a double-digit gain for 2023. The vast majority of the advance was attributed to the closing quarter where the S&P 500 Index jumped +11.7%, the MSCI ACWI ex USA Index +9.8%, and the Bloomberg US Agg Bond Index +6.8% as the 10-year US Treasury yield plunged from a late October high of 5% to below 4% to close the year.

Today’s ebullient equity market sentiment and faith that an economic “soft landing” will be achieved stand in stark contrast to the imminent recession fears that marked the run-up to 2023. Oddly enough, the market spent 10 months fighting the Fed, pricing in rate cuts that never came and were pushed into 2024 as inflation remained sticky and the labor market strong. In the end, a recession was averted through a combination of titanic fiscal spending and consumer consumption on the back of excess COVID savings (past stimulus) and rising wage growth from a strong labor market. While GDP growth was solid, the same cannot be said for corporate earnings, as 2023 was all about multiple expansion rather than improving fundamentals. According to FactSet data on 12/31/23, S&P 500 earnings growth was expected to have increased by just 24 cents over 2022’s results, or +0.1%, however the P/E multiple for 2023 expanded from 16.7x to 21.7x resulting in an equity boom.

Overall, the year was remarkable for a host of reasons. First and foremost, the performance differential between the Mag-7 and the rest of the US equity market was truly staggering. The median Mag-7 stock was up +80.9% for the year while the median for the rest of the S&P 500 was +11.5%, and the S&P 500 Equal Weighted Index returned +13.9%. This lopsided performance drove the weighting of the Mag-7 from roughly 21.5% of the index at the beginning of 2023 to 30% at year-end. There was an all-out mania in everything related to artificial intelligence that boosted the market mid-year. However, the most notable aspect of 2023 was the equity market’s uncanny ability to look past the flashing redlights of the leading economic indicators (down for 20 consecutive months), zero earnings growth, the most inverted yield curve since the early 1980s, a banking crisis that rivaled 2008 in terms of asset size, and a hot war in the Middle East. None of that mattered. What mattered was the performance of seven stocks, GDP growth pleasantly surprised, consumers (and the government) kept spending, and a strong belief that recession sized interest rate cuts are on the way. . . without a recession.

Moving forward, expectations for 2024 are as high today as they were low entering 2023. Risky assets have priced out all risk of recession and the US stock market is betting on double-digit earnings growth. After being dead wrong on inflation and letting it ravage the US economy, the Fed ended the year willing to roll the dice that their 2% target is achievable without further tightening, a recession will be avoided, and they can gently lower rates

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

over the course of 2024. However, the bond market has a much more aggressive outlook for cuts over the next 12 months, looking for at least six versus the Fed’s three. The market pricing of 1.5% worth of cuts seems quite aggressive and alarmingly recessionary. Much is riding on inflation to keep slowing without a corresponding negative impact on economic conditions. Or maybe, more likely, the impacts of the rapid rate hikes of 2022-2023 have yet to reach the economy as monetary policy notoriously works with a long and uncertain lag. It could prove difficult for inflation to be brought under control without an economic slowdown, especially after the cumulative +20% increase in prices post-COVID. Wages are still behind on an inflation-adjusted basis, if economic growth holds, workers will expect to see continued gains, increasing costs while top-line pricing power is being eroded. This is not a recipe for double-digit earnings growth. The labor market now holds the key to this cycle, and initial jobless claims will be under the microscope. If claims remain tepid, the falling inflation narrative will come under scrutiny, and we could see a return to the “higher for longer” interest rate narrative that brutalized stocks and bonds this past fall. If jobless claims start to rise, the consumer will come under pressure, removing the biggest source of economic growth. In this case the bond market has it right, and yields and inflation will continue to fall, but equities would be vulnerable.

The mix of elevated index valuations and likely increase in volatility present a favorable backdrop for active portfolio management in 2024.

ALLOCATION FUNDS

The Ultra Series Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Income Funds (collectively, the “Allocation Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Allocation Funds are diversified among a number of asset classes and their allocation among Underlying Funds is based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

PERFORMANCE DISCUSSION

The Ultra Series Conservative Allocation Fund (Class I) returned 8.33% for the year, compared to its Custom Blended Index return of 11.41%. The Fund underperformed its Morningstar Allocation 30% to 50% Equity peer group, which returned 11.36%.

Our more conservative DNA had us positioned defensively in the Fund throughout the year as nearly all the forward-looking indicators we track, outside of initial jobless claims, were pointing towards a likely near-term recession. A seemingly fully valued US equity market and a modest outlook for earnings growth added to the cautionary signpost. This assessment had us favoring short-term floating rate US Treasuries yielding north of 5%, over stocks in a highly uncertain market environment. Through the first 10 months of the year, this stance served the Fund well as our floating rate position outperformed many areas of the equity market. US small and mid-cap indexes were negative through 10/31/2023, and international stocks (MSCI ACWI ex-USA Index), where the bulk of our equity underweight resided, were up only 1% for the year on that date. However, a revolutionary change in the outlook for interest rate policy set off a breathtaking rally in both stocks and bonds, boosted by the forced covering of high-frequency traders that were largely short of both stocks and bonds. This quick change in the market narrative generated double digit returns for equities and a sizeable 8.5% gain for the Bloomberg US Aggregate Bond Index over the final two months of 2023.

In the end, our overweight to cash and cash-like holdings resulted in a significant drag on performance. Our holdings in the energy and commodities markets, which we like as a hedge against interest rate risk, also provided a material detraction from performance. Contributing positively to performance was the Fund’s relative overweight to US versus international stocks, as well as an above benchmark allocation to Japanese stocks, the US Technology sector and outperformance from the Fund’s largest active stock and bond holdings.

In hindsight, we overlooked the degree to which government largess and continued consumer spending, in the face of immense price increases, would keep the economy rolling and investors willingness to push valuation measures back to historically rich levels. So, while the Fund generated a very rewarding absolute return for the year, our defensive posturing dampened relative results.

Looking ahead, expectations for 2024 are as high today as they were low entering 2023. Risky assets have priced out all risk of recession and the US stock market is betting on double-digit earnings growth. And with valuations back to stretched levels in both the S&P 500 and the credit markets, we don’t see any reason to move away from our defensive positioning in the near term. We believe this environment heavily favors active/flexible asset allocation management and we stand ready to take advantage of any opportunities that might arise during what we think will be a volatile 2024.

Cumulative Performance of $10,000 Investment1,2

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Average Annual Total Return (%) through December 31, 20231,2

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Conservative Allocation, Class I	6/30/2006	8.33%	-0.86%	3.80%	3.69%
Ultra Series Conservative Allocation, Class II	5/1/2009	8.06%	-1.11%	3.54%	3.43%
Conservative Allocation Fund Custom Index	6/30/2006	11.41%	0.19%	5.36%	4.57%
ICE BofA US Corp, Govt & Mortg Index	6/30/2006	5.39%	-3.49%	1.06%	1.83%

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Bond Funds	64.1%
Foreign Stock Funds	5.7%
Short-Term Investments	12.1%
Stock Funds	23.4%
Net Other Assets and Liabilities	(5.3)%

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

The Ultra Series Moderate Allocation Fund (Class I) returned 10.82% for the year, compared to its Custom Blended Index return of 15.72%. The Fund underperformed its Morningstar Allocation 50% to 70% Equity peer group, which returned 14.76%.

Our more conservative DNA had us positioned defensively in the Fund throughout the year as nearly all the forward-looking indicators we track, outside of initial jobless claims, were pointing towards a likely near-term recession. A seemingly fully valued US equity market and a modest outlook for earnings growth added to the cautionary signpost. This assessment had us favoring short-term floating rate US Treasuries yielding north of 5%, over stocks in a highly uncertain market environment. Through the first 10 months of the year, this stance served the Fund well as our floating rate position outperformed many areas of the equity market. US small and mid-cap indexes were negative through 10/31/2023, and international stocks (MSCI ACWI ex-USA Index), where the bulk of our equity underweight resided, were up only 1% for the year on that date. However, a revolutionary change in the outlook for interest rate policy set off a breathtaking rally in both stocks and bonds, boosted by the forced covering of high-frequency traders that were largely short of both stocks and bonds. This quick change in the market narrative generated double digit returns for equities and a sizeable 8.5% gain for the Bloomberg US Aggregate Bond Index over the final two months of 2023.

In the end, our overweight to cash and cash-like holdings resulted in a significant drag on performance. Our holdings in the energy and commodities markets, which we like as a hedge against interest rate risk, also provided a material detraction from performance. Contributing positively to performance was the Fund’s relative overweight to US versus international stocks, as well as an above benchmark allocation to Japanese stocks, the US Technology sector and outperformance from the Fund’s largest active stock and bond holdings.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

In hindsight, we overlooked the degree to which government largess and continued consumer spending, in the face of immense price increases, would keep the economy rolling and investors willingness to push valuation measures back to historically rich levels. So, while the Fund generated a very rewarding absolute return for the year, our defensive posturing dampened relative results.

Looking ahead, expectations for 2024 are as high today as they were low entering 2023. Risky assets have priced out all risk of recession and the US stock market is betting on double-digit earnings growth. And with valuations back to stretched levels in both the S&P 500 and the credit markets, we don’t see any reason to move away from our defensive positioning in the near term. We believe this environment heavily favors active/flexible asset allocation management and we stand ready to take advantage of any opportunities that might arise during what we think will be a volatile 2024.

Cumulative Performance of $10,000 Investment1,2

Average Annual Total Return (%) through December 31, 20231,2

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Moderate Allocation, Class I	6/30/2006	10.82%	0.96%	5.71%	5.12%
Ultra Series Moderate Allocation, Class II	5/1/2009	10.54%	0.70%	5.45%	4.85%
Moderate Allocation Fund Custom Index	6/30/2006	15.72%	2.65%	8.29%	6.44%
S&P 500® Index		26.29%	10.00%	15.69%	12.03%

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Bond Funds	42.8%
Foreign Stock Funds	11.0%
Short-Term Investments	10.1%
Stock Funds	39.4%
Net Other Assets and Liabilities	(3.3)%

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including ETFs, with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

PERFORMANCE DISCUSSION

The Ultra Series Aggressive Allocation Fund (Class I) returned 12.88% for the year, compared to its Custom Blended Index return of 19.24%. The Fund underperformed its Morningstar Allocation 70% to 85% Equity peer group, which returned 16.21%.

Our more conservative DNA had us positioned defensively in the Fund throughout the year as nearly all the forward-looking indicators we track, outside of initial jobless claims, were pointing towards a likely near-term recession. A seemingly fully valued US equity market and a modest outlook for earnings growth added to the cautionary signpost. This assessment had us favoring short-term floating rate US Treasuries yielding north of 5%, over stocks in a highly uncertain market environment. Through the first 10 months of the year, this stance served the Fund well as our floating rate position outperformed many areas of the equity market. US small and mid-cap indexes were negative through 10/31/2023, and international stocks (MSCI ACWI ex-USA Index), where the bulk of our equity underweight resided, were up only 1% for the year on that date. However, a revolutionary change in the outlook for interest rate policy set off a breathtaking rally in both stocks and bonds, boosted by the forced covering of high-frequency traders that were largely short of both stocks and bonds. This quick change in the market narrative generated double digit returns for equities and a sizeable 8.5% gain for the Bloomberg US Aggregate Bond Index over the final two months of 2023.

In the end, our overweight to cash and cash-like holdings resulted in a significant drag on performance. Our holdings in the energy and commodities markets, which we like as a hedge against interest rate risk, also provided a material detraction from performance. Contributing positively to performance was the Fund’s relative overweight to US versus international stocks, as well as an above benchmark allocation to Japanese stocks, the US Technology sector and outperformance from the Fund’s largest active stock and bond holdings.

In hindsight, we overlooked the degree to which government largess and continued consumer spending, in the face of immense price increases, would keep the economy rolling and investors willingness to push valuation measures back to historically rich levels. So, while the Fund generated a very rewarding absolute return for the year, our defensive posturing dampened relative results.

Looking ahead, expectations for 2024 are as high today as they were low entering 2023. Risky assets have priced out all risk of recession and the US stock market is betting on double-digit earnings growth. And with valuations back to stretched levels in both the S&P 500 and the credit markets, we don’t see any reason to move away from our defensive positioning in the near term. We believe this environment heavily favors active/flexible asset allocation management and we stand ready to take advantage of any opportunities that might arise during what we think will be a volatile 2024.

Cumulative Performance of $10,000 Investment1,2

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Average Annual Total Return (%) through December 31, 20231,2

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Aggressive Allocation, Class I	6/30/2006	12.88%	2.13%	7.01%	6.09%
Ultra Series Aggressive Allocation, Class II	5/1/2009	12.60%	1.87%	6.74%	5.82%
Aggressive Allocation Fund Custom Index	6/30/2006	19.24%	4.58%	10.56%	7.85%
S&P 500® Index		26.29%	10.00%	15.69%	12.03%

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Bond Funds	25.4%
Foreign Stock Funds	15.9%
Short-Term Investments	9.6%
Stock Funds	50.9%
Net Other Assets and Liabilities	(1.8)%

ULTRA SERIES DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among several asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds and ETFs (the “affiliated underlying funds”). Generally, Madison will not invest more than 80% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds.

PERFORMANCE DISCUSSION

The Ultra Series Diversified Income Fund (Class I) returned 3.77% for the year, compared to its Custom Blended Index return of 15.51%. The Fund underperformed its Morningstar Allocation 50-70% Equity peer group, which returned 14.76%.

What a year! 2023 had it all, from aggressive rate hikes and sharply rising yields to financial concerns and geopolitical turmoil, all culminating with a powerful year-end rally based on changing market expectations for monetary policy. As we look toward 2024, while the Federal Reserve (Fed) is indeed transitioning toward easing monetary policy, we remain cautious now that markets appear priced for perfection.

The Fed and the bond market appear to finally agree that the tightening cycle began in 2022 will be coming to an end sometime in 2024. Dovish comments made by Federal Reserve Chairman Jerome Powell in the fourth quarter combined with better inflation data suggest that discussions within the Fed have shifted towards when the first cut will occur versus whether interest rates were sufficiently restrictive. Inflation measures have softened considerably since the beginning of 2023 with year over year core personal consumption expenditure inflation currently at 3.16%. However, the labor markets remain strong with initial jobless claims running below 250,000, continuing claims at roughly 2 million, and overall wage growth still running around 4%. Finally, falling interest rates along with strong equity performance in recent months have significantly eased financial conditions which may, or may not, be what the Fed wants.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

As the end of the tightening cycle approaches, the Fed has indicated an openness to cut rates as inflation moderates to avoid pushing monetary policy from becoming too restrictive. Current market pricing has the trough in rates occurring in late-2025 at nearly 3%, somewhat higher than what the Fed currently believes policy should be at. So far, the “soft” landing most market participants once thought would be impossible seems to be increasingly likely although there may be some time, and volatility, before investors know for sure.

The Fed shifted its summary of economic projections in December towards a lower path for interest rates in 2024 and thus has moved towards focusing more about economic growth versus taming inflation. The Fed chose not to hike rates in December as was projected in September. It also projected lower rates at the end of 2024, 4.625% versus a prior level of 5.125%, given recent lower inflation levels. The dovish shift by the Fed, in both the dots and recent commentary, sent interest rates plummeting during the quarter with the 2-year, 10-year and 30-year Treasury falling by 79, 69 and 67 basis points (bps), to 4.25%, 3.88% and 4.03%, respectively. The fall in rates pushed total returns significantly higher with the Bloomberg U.S. Treasury Index returning 5.66% during the quarter and 4.05% for 2023.

The current market pricing projects many more cuts, cumulative 150 bps in 2024, versus current Fed projections of 75 bps. Given this shift lower in projected interest rates, it could be argued that a significant amount of performance in fixed income has been pulled forward following the Fed’s presumed ‘pivot’ to easier policy. From here, further deterioration in economic conditions would be needed to push interest rates lower as markets appear to be fully pricing the ‘soft landing’ scenario. Fundamental data will be closely watched in the coming months to evaluate whether the Fed has indeed successfully negotiated a controlled calming of inflation while not damaging the economy.

The pivot towards lower rates and progress slowing inflation sent risk assets higher as the odds of economic pain to cure the economy’s inflation woes quickly dissipated. All risk assets did better with lower quality doing the best. The Bloomberg U.S. High Yield Bond Index returned 331 bps more than similar maturity Treasuries during the quarter and earned a 13.44% return for the full year. Similarly, the Bloomberg U.S. Credit Baa-rated Index returned 240 bps more than Treasuries during the quarter and had a total return of 9.41%. If the ‘soft landing’ is indeed achieved, credit assets should continue to do well. However, by most measures, current spreads on credit sensitive assets offer limited upside to further tightening and if the economy does slow significantly, might widen.

Mortgage-backed securities (MBS) did very well during the quarter as concerns about higher rates fell and wide valuations attracted buyers. The Bloomberg U.S. Mortgage-Backed Securities Index outperformed similar maturity Treasuries by 133 bps during the quarter. Given the tightness of the credit markets, current spreads within MBS make it an attractive asset class, but with many banks still generally on the sidelines given liquidity concerns, the recent move tighter might make asset managers hold off for a better entry point.

We remain wary of how quickly financial markets have adopted an economic ‘soft landing’. Clearly, we are nearing the end of Fed rate hikes but the Fed’s ability to continue pushing inflation lower without economic damage may be harder than markets are estimating. Falling rates in recent months have brought positive returns to fixed income markets and eased rate burdens on consumers. We expect further yield declines will be dictated by changing economic fundamentals and stand ready to take advantage of market volatility as monetary policy adjusts.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 20231

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Diversified Income, Class I	1/1/1985	3.77%	3.27%	7.27%	6.44%
Ultra Series Diversified Income, Class II	5/1/2009	3.51%	3.02%	7.01%	6.18%
Custom Blended Index (50% Fixed, 50% Equity)	1/1/1985	15.51%	3.28%	8.51%	7.09%
ICE BofA US Corp, Govt & Mortg Index		5.39%	-3.49%	1.06%	1.83%
S&P 500® Index		26.29%	10.00%	15.69%	12.03%

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Asset Backed Securities	0.1%
Collateralized Mortgage Obligations	0.0%*
Investment Companies	97.4%
Mortgage Backed Securities	0.0%*
Short-Term Investments	2.6%
Net Other Assets and Liabilities	(0.1)%

*less than 0.05%

ULTRA SERIES CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

PERFORMANCE DISCUSSION

The Ultra Core Bond Fund (Class I) returned 6.16% for the year, compared to its benchmark the Bloomberg U.S. Aggregate Bond Index return of 5.53%. The Fund outperformed its Morningstar Intermediate Core Bond per group, which returned 5.65%.

The Federal Reserve (Fed) and the bond market are in agreement that the aggressive tightening cycle which began in 2022 will be ending in 2024. Dovish commentary by Federal Reserve Chairman Jerome Powell in the fourth quarter along with better inflation data suggests that discussions within the Fed have shifted towards when the first cut will occur versus whether interest rates have reached a sufficiently restrictive level. Inflation has softened considerably since the beginning of 2023 with year over year Personal Consumption Expenditure Core Price Index currently at 3.16%. However, the labor market remains strong with initial jobless claims running below 250,000, continuing claims at roughly 2 million and overall wage growth still running around 4%. Finally, financial conditions have eased significantly, which may, or may not be, what the Fed wants.

The Fed has indicated an openness to cut rates as inflation moderates to maintain policy at a level that isn’t too restrictive. Current market pricing has the trough in rates occurring in late-2025 at nearly 3%, somewhat higher than what the Fed currently believes policy should be at. So far, the “soft” landing most market participants thought would be impossible seems to be the most likely outcome but there may be significant volatility before investors know for sure.

With the expectation that the Fed will cut interest rates in 2024, shorter maturity Treasuries ended the year lower. The two-year and five-year Treasuries fell 0.18% and 0.16% while ten-year Treasuries didn’t change, and thirty-year Treasuries rose by 0.07%. Higher starting yields and falling front-end rates, produced a total return of 4.05% for the Bloomberg U.S. Treasury Index in 2023.

As the odds of a soft landing improved, financial conditions eased and risk assets outperformed. All risk assets did well with lower quality doing the best. The Bloomberg U.S. High Yield Bond Index returned 13.44% and the Bloomberg U.S. Credit Baa-rated Index had a total return of 9.41% for 2023. Higher quality lagged with the Bloomberg U.S. Credit A-rated Index only returning 7.70%.

Mortgage-backed securities (MBS) also did well during the year as concerns about higher rates fell and wide valuations attracted buyers. The Bloomberg U.S. Mortgage-Backed Securities Index returned 5.05% during the year, outperforming similar maturity Treasuries. The Fund was less aggressive in adding corporate bonds when compared to prior years. The Fund added MBS and ABS during the year and trimmed treasury positions.

Cumulative Performance of $10,000 Investment1

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Average Annual Total Return (%) through December 31, 20231

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Core Bond, Class I	1/1/1985	6.16%	-3.19%	1.39%	1.69%
Ultra Series Core Bond, Class II	5/1/2009	5.89%	-3.44%	1.13%	1.44%
Bloomberg U.S. Aggregate Bond Index	1/1/1985	5.53%	-3.31%	1.10%	1.81%

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Asset Backed Securities	3.4%
Collateralized Mortgage Obligations	3.7%
Commercial Mortgage-Backed Securities	2.2%
Corporate Notes and Bonds	31.4%
Foreign Corporate Bonds	3.9%
Long Term Municipal Bonds	1.0%
Mortgage Backed Securities	31.1%
Short-Term Investments	2.4%
U.S. Government and Agency Obligations	22.2%
Net Other Assets and Liabilities	(1.3)%

ULTRA SERIES HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

The Ultra Series High Income Fund (Class I) returned 9.27% for the year, compared to its benchmark the ICE BofA U.S. High Yield Constrained® Index’s return of 13.47%. The Fund underperformed its Morningstar High Yield Bond peer group, which returned 11.74%.

In 2023, the high yield market experienced a significant gain, particularly during the final two months of the year. We believe the market gain was broadly driven by 1) declining U.S. inflation and 2) a strong prospect for declining interest rates in the quarters ahead. On a fundamental level, many high yield issuers also successfully passed through price increases and were able to hold profitability margins better-than-expected. Taken all together, bond market participants greatly reduced the expectation for a deep recession over the near term. Consequently, as bond prices improved, the high yield index’s yield-to-worst (YTW) ended the year at 7.65%, a 133-basis point decrease when compared to YTW of 8.98% at the start of the year.

Within the high yield rating categories, higher quality bonds underperformed during the year. BB-rated bonds (49% of the total market) underperformed with a 11.40% total return. B-rated bonds (40% of the total market) slightly outperformed with a total return of 14.03%. CCC-rated corporate bonds (11% of the total market) significantly outperformed the overall market with a total return of 20.57%. Importantly, however, we note that shorter-dated bonds with 1-5 year maturities substantially underperformed similarly rated 7-10 year maturities.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

The Fund underperformed, in part, due to its negative contribution from holding a much lower duration and having an underweight within CCC-rated bonds relative to the benchmark. Additional negatives include poor bond selection in the Healthcare sector, as well as underperformance within the Telecommunications, Services and Leisure sectors. Partially offsetting these negatives, the Fund was positively impacted by its bond selection within the Banking and Financial Services sectors, as well as in the Media sector. In general, we anticipate underperforming in strong upward markets given our higher quality positioning in accordance with our strategy. As of December 31, 2023, the yield-to-worst of the fund was 7.6% and the average rating within the fund was Ba3.

The Fund will continue to emphasize BB-rated and B-rated corporate bonds. We will also continue to be conservative when adding duration to the portfolio. Thus, we enter 2024 with the anticipation that the total return for the high yield market could be in the mid-to-high single-digit range. Our targeted total return factors in a modest earnings growth expectation and that interest rates will steadily decline throughout the year. We also believe the outlook for lower interest rates is largely factored into current bond prices at year-end. Consequently, we anticipate the bulk of the high yield total return will be derived by interest income from the bond coupons. We intend to maintain our bias towards higher quality credit and a low single-digit cash position.

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 20231

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series High Income, Class I	10/31/2000	9.27%	1.04%	3.50%	3.12%
Ultra Series High Income, Class II	5/1/2009	9.00%	0.78%	3.24%	2.87%
ICE BofA US High Yield Constrained Index	10/31/2000	13.47%	2.01%	5.19%	4.51%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Bond Funds	3.9%
Communication Services	18.6%
Consumer Discretionary	19.9%
Consumer Staples	8.2%
Energy	5.3%
Financials	13.4%
Health Care	3.5%
Industrials	17.8%
Information Technology	3.3%
Short-Term Investments	12.3%
Utilities	1.1%
Net Other Assets and Liabilities	(7.3)%

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

ULTRA SERIES LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.

PERFORMANCE DISCUSSION

The Ultra Series Large Cap Value Fund (Class I) returned 2.56% for the year, compared to its benchmark the Russell 1000® Value Index return of 11.46%. The Fund underperformed its Morningstar Large Value peer group, which returned 10.53%.

Relative to the index, sector allocation and stock selection were detractive to results. For sector allocation, an underweight position in Communication Services negatively impacted performance. For stock selection, there were positive contributions from Energy, which was more than offset by weakness in Technology, Health Care, Consumer Staples, Materials, Industrials, and Utilities.

Within Industrials, industrial distributor Fastenal (FAST) was the most additive stock in the portfolio as it benefitted from strong demand for its tools. Construction equipment manufacturer Caterpillar (CAT) and railroad Union Pacific (UNP) were other industrial holdings that contributed positively to performance. In Financials, financial exchange operator CME Group (CME) was a notable outperforming stock as it experienced solid volumes in its interest rate derivatives contracts. Another notable outperforming stock was media conglomerate Comcast (CMCSA) in the Communications Sector. On the negative side, in Consumer Staples, agricultural commodity producer Archer-Daniels-Midland (ADM) was the most detractive stock in the portfolio. It was hurt in the short-term by falling commodity prices. In Utilities, electricity and renewable power provider NextEra Energy (NEE) negatively impacted results. It experienced slower growth than expected for some of its renewable power projects. Within Health Care, pharmaceutical companies Pfizer (PFE) and Bristol-Myers Squibb (BMY) were notable underperforming stocks due in part to concerns about their drug development pipelines. Another notable underperforming stock was Air Products (APD) in the Materials sector. The fund continues to hold all stocks mentioned above.

Cumulative Performance of $10,000 Investment1

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Average Annual Total Return (%) through December 31, 20231

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Large Cap Value, Class I	1/1/1985	2.56%	6.07%	7.44%	6.04%
Ultra Series Large Cap Value, Class II	5/1/2009	2.31%	5.80%	7.17%	5.78%
Russell 1000® Value Index	1/1/1985	11.46%	8.86%	10.91%	8.40%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Communication Services	3.3%
Consumer Discretionary	9.7%
Consumer Staples	10.2%
Energy	10.6%
Equity Real Estate Investment Trusts (REITs)	3.2%
Financials	17.5%
Health Care	12.2%
Industrials	18.1%
Information Technology	7.1%
Materials	3.3%
Short-Term Investments	1.1%
Utilities	3.5%
Net Other Assets and Liabilities	0.2%

ULTRA SERIES LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund invests in well established companies with competitive advantages that have demonstrated patterns of consistent growth. To a lesser extent, the Fund may invest in the stocks of less established companies that may offer more rapid growth potential. The Fund invests when a stock trades at a good price in relation to underlying value and the Fund looks to sell or trim a stock when the portfolio manager deems a stock to be overpriced compared to underlying value.

PERFORMANCE DISCUSSION

The Ultra Series Large Cap Growth Fund (Class I) returned 26.38% for the year, compared to its benchmark the Russell 1000® Growth Index return of 42.68%. The Fund outperformed its Morningstar U.S. Large Growth category peer group, which returned 23.46%.

Relative to the index, sector allocation and stock selection were detractive to results. For sector allocation, an underweight position in Communication Services negatively impacted performance. For stock selection, there were positive contributions from Energy, which was more than offset by weakness in Technology, Health Care, Consumer Staples, Materials, Industrials, and Utilities.

Within Industrials, industrial distributor Fastenal (FAST) was the most additive stock in the portfolio as it benefitted from strong demand for its tools. Construction equipment manufacturer Caterpillar (CAT) and railroad Union Pacific (UNP) were other industrial holdings that contributed positively to performance. In Financials, financial exchange operator CME Group (CME) was a notable outperforming stock as it experienced solid volumes in its interest rate derivatives contracts. Another notable outperforming stock was media conglomerate Comcast

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

(CMCSA) in the Communications Sector. On the negative side, in Consumer Staples, agricultural commodity producer Archer-Daniels-Midland (ADM) was the most detractive stock in the portfolio. It was hurt in the short-term by falling commodity prices. In Utilities, electricity and renewable power provider NextEra Energy (NEE) negatively impacted results. It experienced slower growth than expected for some of its renewable power projects. Within Health Care, pharmaceutical companies Pfizer (PFE) and Bristol-Myers Squibb (BMY) were notable underperforming stocks due in part to concerns about their drug development pipelines. Another notable underperforming stock was Air Products (APD) in the Materials sector. The Fund continues to hold all stocks mentioned above.

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 20231

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Large Cap Growth, Class I	12/31/1993	26.38%	10.38%	14.98%	11.61%
Ultra Series Large Cap Growth, Class II	5/1/2009	26.07%	10.11%	14.69%	11.33%
Russell 1000® Growth Index	12/31/1993	42.68%	8.86%	19.50%	14.86%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Communication Services	10.3%
Consumer Discretionary	13.1%
Consumer Staples	3.7%
Financials	31.2%
Health Care	14.9%
Industrials	14.3%
Information Technology	11.1%
Short-Term Investments	2.4%
Net Other Assets and Liabilities	(1.0)%

ULTRA SERIES MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

PERFORMANCE DISCUSSION

The Ultra Series Mid Cap Fund (Class I) returned 26.85% for the year, compared to its benchmark the Russell Midcap® Index return of 17.23%. The Fund outperformed its Morningstar Mid-Cap Core peer group, which returned 15.69%.

Stock selection accounted for most of our outperformance. The top three contributors were Arista Networks, Copart, and PACCAR. The top three detractors were Glacier Bancorp, Dollar Tree, and Laboratory Corporation of America. True to our bottom-up approach, our strongest contributors to performance came from some of our largest and highest conviction holdings. Sector allocation also helped, most notably our underweight in Utilities and Health Care, along with our overweight in Information Technology.

Arista Networks continues to produce robust revenue growth. Its industry-leading network switches are in high demand as cloud service providers and large enterprises demand faster and easier-to-manage equipment. Salvage auction marketplace provider Copart has continued to post strong performance despite higher operating costs and lower average selling prices for vehicles. It is gaining market share from its largest competitor due to farsighted investments it made many years ago. Longer term, several trends support more vehicles being sent to Copart’s auctions, most notably greater technology incorporated into automobiles, which increase the cost to repair post-accident, thereby increasing the number of vehicles sent to auction. Heavy duty truck manufacturer PACCAR was quietly one of our best performers over the past year. While the truck market is slowing, PACCAR’s steady parts business should act as a moderate stabilizer. We believe the stock remains reasonably priced compared with our view of normalized earnings.

Portfolio turnover was 13%, which was below our historical average of 20% to 30%, primarily due to our continued high conviction in our largest holdings and their reasonable stock valuations. During the year, we established one new position and exited six positions.

We bought Waters Corporation, a leading manufacturer of high-end scientific instruments used for chemical measurements. These instruments are used especially in the pharma industry to help develop drugs and assure their quality when being manufactured. We are attracted to the company’s large established instrument installed base, as well as the concentrated industry structure. Although we’ve followed the business for a long time, we only decided to purchase shares this year for two reasons: 1) a new CEO joined a few years ago and has reinvigorated the company, enhancing the growth outlook, and, 2) the stock price dropped to an attractive discount to our appraisal of value, as investors seem overly focused on recent moderating growth after two years of strong results.

We sold Markel Group and Progressive to reduce our allocation to property and casualty insurance after a period of strong performance led to an outsized exposure to the industry. In addition, Progressive’s market cap had risen significantly above the mid cap range. We sold Black Knight while it was in the process of being acquired by Intercontinental Exchange, because of the uncertainty in the antitrust environment and believing the situation had increasingly become the domain of risk arbitrageurs.

We sold the small ownership positions in Liberty Live and Atlanta Braves Holdings that we received due to their spin-offs from our holding in Liberty Formula One. Similarly, we sold Fortrea Holdings after its spin-off from Laboratory Corporation.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 20231

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Mid Cap, Class I	10/31/2000	26.85%	11.66%	15.44%	11.34%
Ultra Series Mid Cap, Class II	5/1/2009	26.53%	11.38%	15.15%	11.06%
Russell Midcap® Index	10/31/2000	17.23%	5.92%	12.68%	9.42%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Communication Services	6.7%
Consumer Discretionary	14.8%
Consumer Staples	6.6%
Financials	22.4%
Health Care	6.1%
Industrials	17.1%
Information Technology	21.4%
Short-Term Investments	6.2%
Net Other Assets and Liabilities	(1.3)%

ULTRA SERIES INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE DISCUSSION

The Ultra Series International Stock Fund (Class I) returned 15.87% during the period, compared to its benchmark the MSCI ACWII Ex USA Index (net) return of 15.62%. The Fund underperformed its Morningstar Foreign Large Blend peer group, which returned 16.85%.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

International equity markets rose in 2023. While conflict in Ukraine and Israel has been a headwind for international equity markets, macro-economic conditions have overcome this heightened risk. During the year, inflation started to decline once central banks belatedly applied monetary tightening. This may perhaps allow interest rates to first peak, then decline in 2024. Whether or not pivoting towards easier monetary policy will come sufficiently quickly and, in a magnitude, to avoid the economy dipping into recession and the desired “soft landing” can be achieved, then markets will have a favorable environment for 2024 subject to geopolitical risks not getting any worse.

Upon review of the sector and regional category breakdown that make up the overall benchmark’s performance over the period, all regions had a total return that was positive, with the largest increase in Japan and Europe. The sectors with leading returns were Information Technology and Industrials, while Consumer Staples and Real Estate despite a positive return were relative laggards.

Over the one-year period, the Fund was largely in-line relative to the benchmark. A relative underweight in Emerging Markets and positive stock selection led to it being the region with the most positive contribution. Canada was a close leading contributor driven mainly by stock selection. From a sector view, Financials detracted the most while Materials and Information Technology were the largest contributors, with the former driven by stock selection and the latter driven by both stock selection and allocation affect. The cash position had a negative contribution because the benchmark performance was positive.

Portfolio sector and regional weights are determined through bottom-up stock selection, with internal sector and regional guardrails that keep exposure within modest tilts of the benchmark to ensure diversification and to manage risk. Fund composition did change to some extent over the period. Among the three geographic buckets the Fund is viewed on relative to the benchmark, all increased because a portion of cash was reallocated across the Fund. From a sector perspective, there were several notable changes. One fewer stock in Healthcare and Financials led to a more underweight position in these sectors. One new stock in Consumer Staples increased the relative overweight position. There was a major index reclassification between Information Technology and Financials during the year that shifted two stocks to Financials, but we kept the overweight in Information Technology and underweight in Financials. Lastly, the Consumer Discretionary slight underweight moved to overweight because of increased weights in Fund holdings mostly in Japan. Over the period, three stocks were bought and five were sold. Three were sold for a better opportunity, the other two were sold to take profits and manage risk.

Looking forward into 2024, the revived optimism about central banks pausing monetary tightening and ultimately easing policy will have to delicately factor in the distinct possibility that, in the short-term, economies may not achieve the desired “soft landing” but instead dive into recession prior to expanding later. Irrespective of the economic backdrop, our strategy focuses on searching for companies that consistently achieve high profitability and faster business growth while maintaining strong financial conditions.

Cumulative Performance of $10,000 Investment1

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Average Annual Total Return (%) through December 31, 20231

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series International Stock, Class I	10/31/2000	15.87%	-2.01%	4.26%	1.31%
Ultra Series International Stock, Class II	5/1/2009	15.58%	-2.26%	4.00%	1.05%
MSCI ACWI ex-USA Index (net)	10/31/2000	15.62%	1.55%	7.08%	3.83%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Communication Services	5.4%
Consumer Discretionary	12.4%
Consumer Staples	9.7%
Energy	4.9%
Financials	17.0%
Health Care	6.0%
Industrials	12.7%
Information Technology	18.0%
Materials	12.1%
Short-Term Investments	2.9%
Net Other Assets and Liabilities	(1.1)%

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Japan	18.2%
Germany	12.4%
United Kingdom	9.6%
France	8.6%
India	8.3%
Switzerland	6.9%
China	5.9%
Canada	5.8%
Mexico	5.8%
Netherlands	4.2%
United States	2.9%
Ireland	1.9%
Israel	1.9%
Brazil	1.6%
Taiwan	1.4%
Australia	1.3%
Hong Kong	1.3%
Norway	1.2%
Denmark	1.0%
Italy	0.9%
Other Net Assets	(1.1)%

ULTRA SERIES TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Ultra Series Target Retirement 2020 Fund (Class I) returned 4.17% for the year, compared to its benchmark the S&P Target Date to 2020® Index return of 10.92%. The Fund underperformed its Morningstar Target-Date 2020 peer group, which returned 10.42%.

For asset class returns, 2023 proved to be a year of two distinctly different periods. The first from the beginning of the year to the end of October, and the second, from November through the end of the year. Throughout the first period, the narrative revolved around a regional banking crisis, additional monetary tightening, and an equity market dominated by the largest 7 stocks. In fact, through October 31st, cash and cash equivalents were one of the top performing asset classes for the year, behind US stocks, as bonds were down -2.77%, as measured by the Bloomberg US Aggregate Bond index, and international stocks were only up 0.99% as measured by the MSCI ACWI Ex USA NR index. A perceived pivot in monetary policy from the Federal Reserve at their meeting in late October was the catalyst that changed the narrative for the remainder of the year. As a result, interest rates across the yield curve cascaded lower in just two short months. This movement was widely accepted by market participants as the end of the monetary tightening regime and spurred a risk-on rally late in the year that ultimately pushed the lagging assets classes higher.

The Fund had entered the year in a defensive posture as a combination of an aging restrictive monetary policy cycle and leading recessionary indicators had led us to believe it was prudent to be cautious. While this posture benefited the Fund at times, the underweight to equities and an overweight to cash and cash equivalents proved to be a drag on performance. In addition, our commodities exposure, that we hold partially as a hedge against interest rate risk, was also detractive. The Fund did benefit from an overweight to US relative international equites, an overweight to the US Technology sector, as well as an overweight to Japan relative to Europe within the international equity allocation.

As a recession did not materialize in 2023 and the fundamentals underlying the global economy continue to appear weak, the Fund remains postured defensively entering 2024. Risk assets ended the year fully valued with equities trading at a premium and spreads on corporate bonds at levels equivalent to those seen coinciding with a period of sustained economic growth. As such, the Fund is positioned in high quality sectors of fixed income including an overweight to the Treasury and Securitized sectors, while underweight corporate bonds. We remain underweight equity within the fund while emphasizing stocks that exhibit quality across equity allocations and continue to prefer the opportunities within US equities relative to those in international equities.

Cumulative Performance of $10,000 Investment1,3

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Average Annual Total Return (%) through December 31, 20231,3

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Target Retirement 2020, Class I	10/1/2007	4.17%	-2.76%	2.26%	2.95%
S&P Target Date To 2020 Index		10.92%	1.53%	5.53%	4.62%

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Alternative Funds	2.6%
Bond Funds	77.3%
Foreign Stock Funds	5.0%
Short-Term Investments	2.8%
Stock Funds	12.2%
Net Other Assets and Liabilities	0.1%

ULTRA SERIES TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Ultra Series Target Retirement 2030 Fund (Class I) returned 5.72% for the year, compared to its benchmark the S&P Target Date to 2030® Index return of 14.44%. The Fund underperformed its Morningstar Target-Date 2030 peer group, which returned 12.92%.

For asset class returns, 2023 proved to be a year of two distinctly different periods. The first from the beginning of the year to the end of October, and the second, from November through the end of the year. Throughout the first period, the narrative revolved around a regional banking crisis, additional monetary tightening, and an equity market dominated by the largest 7 stocks. In fact, through October 31st, cash and cash equivalents were one of the top performing asset classes for the year, behind US stocks, as bonds were down -2.77%, as measured by the Bloomberg US Agg Bond index, and international stocks were only up 0.99% as measured by the MSCI ACWI Ex USA NR index. A perceived pivot in monetary policy from the Federal Reserve at their meeting in late October was the catalyst that changed the narrative for the remainder of the year. As a result, interest rates across the yield curve cascaded lower in just two short months. This movement was widely accepted by market participants as the end of the monetary tightening regime and spurred a risk-on rally late in the year that ultimately pushed the lagging assets classes higher.

The Fund had entered the year in a defensive posture as a combination of an aging restrictive monetary policy cycle and leading recessionary indicators had led us to believe it was prudent to be cautious. While this posture benefited the Fund at times, the underweight to equities and an overweight to cash and cash equivalents proved to be a drag on performance. In addition, our commodities exposure, that we hold partially as a hedge against interest rate risk, was also detractive. The Fund did benefit from an overweight to US relative international equites, an overweight to the US Technology sector, as well as an overweight to Japan relative to Europe within the international equity allocation.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

As a recession did not materialize in 2023 and the fundamentals underlying the global economy continue to appear weak, the Fund remains postured defensively entering 2024. Risk assets ended the year fully valued with equities trading at a premium and spreads on corporate bonds at levels equivalent to those seen coinciding with a period of sustained economic growth. As such, the Fund is positioned in high quality sectors of fixed income including an overweight to the Treasury and Securitized sectors, while underweight corporate bonds. We remain underweight equity within the Fund while emphasizing stocks that exhibit quality across equity allocations and continue to prefer the opportunities within US equities relative to those in international equities.

Cumulative Performance of $10,000 Investment1,3

Average Annual Total Return (%) through December 31, 20231,3

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Target Retirement 2030, Class I	10/1/2007	5.72%	-0.01%	5.52%	5.03%
S&P Target Date To 2030 Index		14.44%	3.35%	7.90%	6.01%

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Alternative Funds	4.6%
Bond Funds	56.0%
Foreign Stock Funds	9.6%
Short-Term Investments	1.4%
Stock Funds	28.5%
Net Other Assets and Liabilities	(0.1)%

ULTRA SERIES TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Ultra Series Target Retirement 2040 Fund (Class I) returned 6.70% for the year, compared to its benchmark the S&P Target Date to 2040® Index return of 18.16%. The Fund underperformed its Morningstar Target-Date 2040 peer group, which returned 15.92%.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

For asset class returns, 2023 proved to be a year of two distinctly different periods. The first from the beginning of the year to the end of October, and the second, from November through the end of the year. Throughout the first period, the narrative revolved around a regional banking crisis, additional monetary tightening, and an equity market dominated by the largest 7 stocks. In fact, through October 31st, cash and cash equivalents were one of the top performing asset classes for the year, behind US stocks, as bonds were down -2.77%, as measured by the Bloomberg US Agg Bond index, and international stocks were only up 0.99% as measured by the MSCI ACWI Ex USA NR index. A perceived pivot in monetary policy from the Federal Reserve at their meeting in late October was the catalyst that changed the narrative for the remainder of the year. As a result, interest rates across the yield curve cascaded lower in just two short months. This movement was widely accepted by market participants as the end of the monetary tightening regime and spurred a risk-on rally late in the year that ultimately pushed the lagging assets classes higher.

The Fund had entered the year in a defensive posture as a combination of an aging restrictive monetary policy cycle and leading recessionary indicators had led us to believe it was prudent to be cautious. While this posture benefited the Fund at times, the underweight to equities and an overweight to cash and cash equivalents proved to be a drag on performance. In addition, our commodities exposure, that we hold partially as a hedge against interest rate risk, was also detractive. The Fund did benefit from an overweight to US relative international equites, an overweight to the US Technology sector, as well as an overweight to Japan relative to Europe within the international equity allocation.

As a recession did not materialize in 2023 and the fundamentals underlying the global economy continue to appear weak, the Fund remains postured defensively entering 2024. Risk assets ended the year fully valued with equities trading at a premium and spread on corporate bonds at levels equivalent to those seen coinciding with a period of sustained economic growth. As such, the Fund is positioned in high quality sectors of fixed income including an overweight to the Treasury and Securitized sectors, while underweight corporate bonds. We remain underweight equity within the Fund while emphasizing stocks that exhibit quality across equity allocations and continue to prefer the opportunities within US equities relative to those in international equities.

Cumulative Performance of $10,000 Investment1,3

Average Annual Total Return (%) through December 31, 20231,3

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Target Retirement 2040, Class I	10/1/2007	6.70%	1.00%	6.62%	5.77%
S&P Target Date To 2040 Index		18.16%	5.00%	9.73%	7.06%

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Alternative Funds	4.8%
Bond Funds	42.7%
Foreign Stock Funds	11.9%
Short-Term Investments	2.1%
Stock Funds	38.0%
Net Other Assets and Liabilities	0.5%

ULTRA SERIES TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Ultra Series Target Retirement 2050 Fund (Class I) returned 7.60% for the year, compared to its benchmark the S&P Target Date to 2040® Index return of 20.21%. The Fund underperformed its Morningstar Target-Date 2050 peer group, which returned 17.43%.

For asset class returns, 2023 proved to be a year of two distinctly different periods. The first from the beginning of the year to the end of October, and the second, from November through the end of the year. Throughout the first period, the narrative revolved around a regional banking crisis, additional monetary tightening, and an equity market dominated by the largest 7 stocks. In fact, through October 31st, cash and cash equivalents were one of the top performing asset classes for the year, behind US stocks, as bonds were down -2.77%, as measured by the Bloomberg US Agg Bond index, and international stocks were only up 0.99% as measured by the MSCI ACWI Ex USA NR index. A perceived pivot in monetary policy from the Federal Reserve at their meeting in late October was the catalyst that changed the narrative for the remainder of the year. As a result, interest rates across the yield curve cascaded lower in just two short months. This movement was widely accepted by market participants as the end of the monetary tightening regime and spurred a risk-on rally late in the year that ultimately pushed the lagging assets classes higher.

The Fund had entered the year in a defensive posture as a combination of an aging restrictive monetary policy cycle and leading recessionary indicators had led us to believe it was prudent to be cautious. While this posture benefited the Fund at times, the underweight to equities and an overweight to cash and cash equivalents proved to be a drag on performance. In addition, our commodities exposure, that we hold partially as a hedge against interest rate risk, was also detractive. The Fund did benefit from an overweight to US relative international equites, an overweight to the US Technology sector, as well as an overweight to Japan relative to Europe within the international equity allocation.

As a recession did not materialize in 2023 and the fundamentals underlying the global economy continue to appear weak, the Fund remains postured defensively entering 2024. Risk assets ended the year fully valued with equities trading at a premium and spreads on corporate bonds at levels equivalent to those seen coinciding with a period of sustained economic growth. As such, the Fund is positioned in high quality sectors of fixed income including an overweight to the Treasury and Securitized sectors, while underweight corporate bonds. We remain

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

underweight equity within the Fund while emphasizing stocks that exhibit quality across equity allocations and continue to prefer the opportunities within US equities relative to those in international equities.

Cumulative Performance of $10,000 Investment1,3

Average Annual Total Return (%) through December 31, 20231,3

	Inception	1 Year	3 Year	5 Year	10 Year
	Date	Return	Return	Return	Return
Ultra Series Target Retirement 2050, Class I	1/3/2011	7.60%	1.81%	7.49%	6.36%
S&P Target Date To 2050 Index		20.21%	5.92%	10.67%	7.62%

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Alternative Funds	4.9%
Bond Funds	34.1%
Foreign Stock Funds	13.4%
Short-Term Investments	2.0%
Stock Funds	45.4%
Net Other Assets and Liabilities	0.2%

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Notes to Management’s Discussion of Fund Performance (unaudited)

1	Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
2	For the period July 1, 2014 until April 30, 2022, Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), contractually agreed to waive 0.10% of its management fee for the Conservative, Moderate and Aggressive Allocation Funds. Investment returns reflect the fee waiver, without which returns would have been lower.
3	For the period August 30, 2014 to November 19, 2018, Madison waived the investment advisory fee of 0.25% and administrative services fee of 0.05% for each fund. Investment returns reflect the fee waivers, without which returns would have been lower.

© Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Bloomberg US Aggregate Bond Index, 42% Russell 3000® Index and 18% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 20% Bloomberg US Aggregate Bond Index, 56% Russell 3000® Index and 24% MSCI ACWI ex-USA Index (net). See market index descriptions below.

Hybrid Fund Custom Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE BofA U.S. Corporate, Government & Mortgage Index. See market indexes descriptions below.

*The Custom Index is calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2023

Market Indexes

The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities.

Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. financial issuers.

The Bloomberg US Government TR index measures the performance of the U.S. Treasury and U.S. Agency Indices, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the

U.S. Aggregate Index.

The MSCI ACWI ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers and is categorized by S&P Dow Jones Indices.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2023

•	The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.

•	The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.

•	The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.

•	The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

Ultra Series Fund | December 31, 2023

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 93.2%
Bond Funds - 64.1%
iShares 20+ Year Treasury Bond ETF	17,352	$1,715,766
iShares 7-10 Year Treasury Bond ETF (A)	52,340	5,045,053
iShares Aaa - A Rated Corporate Bond ETF	84,460	4,065,060
iShares Treasury Floating Rate Bond ETF	236,667	11,944,583
Janus Henderson Mortgage-Backed Securities ETF	211,492	9,715,942
Madison Core Bond Fund, Class R6 (B) (C)	3,766,816	33,939,016
Schwab Intermediate-Term U.S. Treasury ETF (A)	95,044	4,725,588
		71,151,008

Foreign Stock Funds - 5.7%
Franklin FTSE Japan ETF	59,582	1,667,700
iShares MSCI Emerging Markets Asia ETF	14,500	958,595
iShares MSCI Emerging Markets ex China ETF	14,584	808,100
iShares MSCI International Quality Factor ETF (A)	31,610	1,187,272
Vanguard FTSE All-World ex-U.S. ETF	30,865	1,732,761
		6,354,428

Stock Funds - 23.4%
Distillate U.S. Fundamental Stability &Value ETF	88,140	4,351,472
Energy Select Sector SPDR Fund ETF	23,057	1,933,099
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	61,408	3,320,945
iShares Core S&P Small-Cap ETF	8,566	927,269
Madison Dividend Income Fund, Class R6 (C)	70,384	1,885,582
Madison Investors Fund, Class R6 (C)	342,696	9,126,005

	Shares	Value (Note 2,3)
Vanguard Information Technology ETF	9,179	$4,442,636
		25,987,008
Total Investment Companies
(Cost $102,028,786)		103,492,444
SHORT-TERM INVESTMENTS - 12.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (D), 5.32%	7,627,298	7,627,298
State Street Navigator Securities Lending Government Money Market Portfolio (D) (E), 5.36%	5,811,314	5,811,314
Total Short-Term Investments
(Cost $13,438,612)		13,438,612
TOTAL INVESTMENTS - 105.3%
(Cost $115,467,398**)		116,931,056
NET OTHER ASSETS AND LIABILITIES - (5.3%)		(5,856,878)

TOTAL NET ASSETS - 100.0%		$111,074,178

**	Aggregate cost for Federal tax purposes was $115,954,851.
(A)	All or a portion of these securities, with an aggregate fair value of $5,671,513, are on loan as part of a securities lending program. See footnote (E) and Note 10 for details on the securities lending program.
(B)	Greater than 25% of the portfolio. For more information refer the website https://madisonfunds.com/individual/ corebondfund.
(C)	Affiliated Company (see Note 12).
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 93.2%
Bond Funds - 42.8%
iShares 20+ Year Treasury Bond ETF	5,925	$585,864
iShares 7-10 Year Treasury Bond ETF (A)	29,751	2,867,699
iShares Aaa - A Rated Corporate Bond ETF	49,386	2,376,948
iShares Treasury Floating Rate Bond ETF	194,962	9,839,732
Janus Henderson Mortgage-Backed Securities ETF	114,276	5,249,839
Madison Core Bond Fund, Class R6 (B)	2,601,849	23,442,661
Schwab Intermediate-Term U.S. Treasury ETF (A)	82,604	4,107,072
		48,469,815

Foreign Stock Funds - 11.0%
Franklin FTSE Japan ETF (A)	122,070	3,416,739
iShares MSCI Emerging Markets Asia ETF (A)	30,500	2,016,355
iShares MSCI Emerging Markets ex China ETF	30,168	1,671,609
iShares MSCI International Quality Factor ETF (A)	64,762	2,432,461
Vanguard FTSE All-World ex-U.S. ETF	51,324	2,881,330
		12,418,494

Stock Funds - 39.4%
Distillate U.S. Fundamental Stability &Value ETF	132,504	6,541,722
Energy Select Sector SPDR Fund ETF	41,275	3,460,496
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	88,877	4,806,468
iShares Core S&P Small-Cap ETF	11,756	1,272,587
Madison Dividend Income Fund, Class R6 (B)	114,785	3,075,093
Madison Investors Fund, Class R6 (B)	593,772	15,812,147
Madison Mid Cap Fund, Class R6 (B)	110,733	1,787,229

	Shares	Value (Note 2,3)
Vanguard Information Technology ETF (A)	16,273	$7,876,132
		44,631,874
Total Investment Companies
(Cost $96,463,394)		105,520,183
SHORT-TERM INVESTMENTS - 10.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 5.32%	7,705,002	7,705,002
State Street Navigator Securities Lending Government Money Market Portfolio (C) (D), 5.36%	3,692,181	3,692,181
Total Short-Term Investments
(Cost $11,397,183)		11,397,183
TOTAL INVESTMENTS - 103.3%
(Cost $107,860,577**)		116,917,366
NET OTHER ASSETS AND LIABILITIES - (3.3%)		(3,719,905)

TOTAL NET ASSETS - 100.0%		$113,197,461

**	Aggregate cost for Federal tax purposes was $108,232,862.
(A)	All or a portion of these securities, with an aggregate fair value of $3,604,924, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.
(B)	Affiliated Company (see Note 12).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 92.2%
Bond Funds - 25.4%
iShares 20+ Year Treasury Bond ETF	1,006	$99,473
iShares 7-10 Year Treasury Bond ETF (A)	6,044	582,581
iShares Aaa - A Rated Corporate Bond ETF	10,886	523,943
iShares Treasury Floating Rate Bond ETF	66,914	3,377,150
Janus Henderson Mortgage-Backed Securities ETF	21,656	994,877
Madison Core Bond Fund, Class R6 (B)	384,614	3,465,375
Schwab Intermediate-Term U.S. Treasury ETF	16,621	826,396
		9,869,795

Foreign Stock Funds - 15.9%
Franklin FTSE Japan ETF	55,642	1,557,420
iShares MSCI Emerging Markets Asia ETF	14,750	975,122
iShares MSCI Emerging Markets ex China ETF	19,002	1,052,901
iShares MSCI International Quality Factor ETF	33,210	1,247,368
Vanguard FTSE All-World ex-U.S. ETF	24,474	1,373,970
		6,206,781

Stock Funds - 50.9%
Distillate U.S. Fundamental Stability & Value ETF	59,172	2,921,322
Energy Select Sector SPDR Fund ETF	19,196	1,609,393
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	42,738	2,311,271
iShares Core S&P Small-Cap ETF	7,823	846,840
Madison Dividend Income Fund, Class R6 (B)	46,258	1,239,251
Madison Investors Fund, Class R6 (B)	240,820	6,413,039
Madison Mid Cap Fund, Class R6 (B)	46,287	747,071

	Shares	Value (Note 2,3)
Vanguard Information Technology ETF (A)	7,665	$3,709,859
		19,798,046
Total Investment Companies
(Cost $31,487,617)		35,874,622
SHORT-TERM INVESTMENTS - 9.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 5.32%	3,024,563	3,024,563
State Street Navigator Securities Lending Government Money Market Portfolio (C) (D), 5.36%	733,921	733,921
Total Short-Term Investments
(Cost $3,758,484)		3,758,484
TOTAL INVESTMENTS - 101.8%
(Cost $35,246,101**)		39,633,106
NET OTHER ASSETS AND LIABILITIES - (1.8%)		(718,170)

TOTAL NET ASSETS - 100.0%		$38,914,936

**	Aggregate cost for Federal tax purposes was $35,367,154.
(A)	All or a portion of these securities, with an aggregate fair value of $716,118, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.
(B)	Affiliated Company (see Note 12).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 97.4%
Bond Funds - 47.6%
iShares Aaa - A Rated Corporate Bond ETF	226,121	$10,883,204
Janus Henderson Mortgage-Backed Securities ETF (A)	320,635	14,729,971
Madison Aggregate Bond ETF (B)	1,275,000	26,423,738
Madison Short-Term Strategic Income ETF (B)	1,462,500	29,981,250
		82,018,163

Stock Funds - 49.8%
Global X MLP ETF (A)	58,844	2,606,789
Madison Covered Call ETF (B) (C)	2,145,000	44,530,200
Madison Dividend Value ETF (B)	1,750,000	34,942,600
Vanguard Dividend Appreciation ETF (A)	21,000	3,578,400
		85,657,989
Total Investment Companies
(Cost $163,277,920)		167,676,152

	Par Value
ASSET BACKED SECURITIES - 0.1%
CCG Receivables Trust, Series 2020-1, Class A2 (D), 0.54%, 12/14/27	$1,125	1,122
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2 (D), 0.56%, 12/11/34	29,157	28,725
JPMorgan Chase Bank NA, Series 2020-2, Class B (D), 0.84%, 2/25/28	2,723	2,713
JPMorgan Chase Bank NA, Series 2021-1, Class B (D), 0.875%, 9/25/28	28,163	27,657
LAD Auto Receivables Trust, Series 2021- 1A, Class A (D), 1.3%, 8/17/26	31,647	31,261
Total Asset Backed Securities
(Cost $92,815)		91,478
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
Federal National Mortgage Association REMICS, Series 2016-21, Class BA, 3%, 3/25/42	7,454	7,393
PSMC Trust, Series 2019-2, Class A1 (D) (E) (F), 3.5%, 10/25/49	1,500	1,474
Total Collateralized Mortgage Obligations
(Cost $9,189)	8,867
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%
GSAMP Trust, Series 2006-S5, Class M5 (F), 7.488% 9/25/36	2,190,000	—
Total Commercial Mortgage-Backed Securities
(Cost $—)		—
MORTGAGE BACKED SECURITIES - 0.0%
Fannie Mae - 0.0%
7%, 11/1/31 Pool # 607515	11,221	11,577
7%, 5/1/32 Pool # 644591	1,001	1,033
		12,610

	Par Value	Value (Note 2,3)
Freddie Mac - 0.0%
4.5%, 2/1/25 Pool # J11722	$5,254	$5,231
4.5%, 5/1/25 Pool # J12247	5,227	5,204
8%, 6/1/30 Pool # C01005	3,932	4,146
		14,581

Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	8,766	9,144
Total Mortgage Backed Securities
(Cost $35,575)		36,335

	Shares
SHORT-TERM INVESTMENTS - 2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (G), 5.32%	4,116,678	4,116,678
State Street Navigator Securities Lending Government Money Market Portfolio (G) (H), 5.36%	396,975	396,975
Total Short-Term Investments
(Cost $4,513,653)		4,513,653
TOTAL INVESTMENTS - 100.1%
(Cost $167,929,152**)		172,326,485
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(181,802)

TOTAL NET ASSETS - 100.0%		$172,144,683

**	Aggregate cost for Federal tax purposes was $167,942,582.
(A)	All or a portion of these securities, with an aggregate fair value of $389,180, are on loan as part of a securities lending program. See footnote (H) and Note 10 for details on the securities lending program.
(B)	Affiliated Company (see Note 12).
(C)	Greater than 25% of the portfolio. For more information refer the websitehttps://madisonfunds.com/etfs/madison-covered-call.
(D)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers."
(E)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at December 31, 2023.
(F)	Floating rate or variable rate note. Rate shown is as of December 31, 2023.
(G)	7-day yield.
(H)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
LLC	Limited Liability Company.
REMICS	Real Estate Mortgage Investment Conduit.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
ASSET BACKED SECURITIES - 3.4%
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	$3,374	$3,366
Chesapeake Funding II LLC, Series 2023-1A, Class A1 (A), 5.65%, 5/15/35	291,837	292,619
CNH Equipment Trust, Series 2023-A, Class A3, 4.81%, 8/15/28	250,000	249,700
Dell Equipment Finance Trust, Series 2023- 2, Class A2 (A), 5.84%, 1/22/29	100,000	100,230
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2 (A), 0.56%, 12/11/34	65,604	64,630
Enterprise Fleet Financing LLC, Series 2022- 4, Class A2 (A), 5.76%, 10/22/29	217,707	218,363
Ford Credit Auto Owner Trust, Series 2020- B, Class B, 1.19%, 1/15/26	250,000	247,534
Hertz Vehicle Financing III LLC, Series 2022- 1A, Class A (A), 1.99%, 6/25/26	350,000	334,430
John Deere Owner Trust, Series 2023-B, Class A3, 5.18%, 3/15/28	250,000	252,239
JPMorgan Chase Bank NA, Series 2020-2, Class B (A), 0.84%, 2/25/28	2,723	2,713
JPMorgan Chase Bank NA, Series 2021-1, Class B (A), 0.875%, 9/25/28	28,163	27,657
JPMorgan Chase Bank NA, Series 2021-2, Class B (A), 0.889%, 12/26/28	39,019	38,143
JPMorgan Chase Bank NA, Series 2021-3, Class C (A), 0.86%, 2/26/29	109,397	105,590
LAD Auto Receivables Trust, Series 2021- 1A, Class A (A), 1.3%, 8/17/26	63,294	62,523
LAD Auto Receivables Trust, Series 2022- 1A, Class A (A), 5.21%, 6/15/27	118,781	118,172
LAD Auto Receivables Trust, Series 2023- 2A, Class A2 (A), 5.93%, 6/15/27	153,174	153,282
Santander Revolving Auto Loan Trust, Series 2019-A, Class C (A), 3%, 1/26/32	300,000	290,397
Total Asset Backed Securities
(Cost $2,583,574)		2,561,588
COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.7%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (B), 2.879%, 7/25/49	80,181	76,092
CIM Trust, Series 2021-J2, Class A4 (A) (C) (D), 2.5%, 4/25/51	281,902	247,004
Federal Home Loan Mortgage Corp. REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	365,002	11,619
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA3, Class M1, (30 day USD SOFR + 0.750%) (A) (D), 6.087%, 10/25/33	78,487	78,262

	Par Value	Value (Note 2,3)
Federal National Mortgage Association REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	$476,167	$30,916
Federal National Mortgage Association REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	107,870	104,243
Federal National Mortgage Association REMICS, Series 2011-36, Class QB, 4%, 5/25/31	167,756	164,231
Federal National Mortgage Association REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	160,090	162,929
Federal National Mortgage Association REMICS, Series 2020-44, Class TI, IO, 5.5%, 12/25/35	1,291,531	199,590
Federal National Mortgage Association REMICS, Series 2016-21, Class BA, 3%, 3/25/42	12,423	12,322
GCAT Trust, Series 2021-NQM1, Class A1 (A) (C) (D), 0.874%, 1/25/66	153,351	125,468
Government National Mortgage Association REMICS, Series 2015-53, Class IL, IO, 3%, 9/20/44	45,588	298
JP Morgan Mortgage Trust, Series 2019-5, Class A3 (A) (C) (D), 4%, 11/25/49	14,811	13,696
JP Morgan Mortgage Trust, Series 2019-7, Class A3 (A) (C) (D), 3.448%, 2/25/50	59,101	52,086
JP Morgan Mortgage Trust, Series 2021-1, Class A3 (A) (C) (D), 2.5%, 6/25/51	307,816	253,403
JP Morgan Mortgage Trust, Series 2021-6, Class A4 (A) (C) (D), 2.5%, 10/25/51	465,162	406,451
JP Morgan Wealth Management, Series 2020-ATR1, Class A3 (A) (C) (D), 3%, 2/25/50	133,133	113,419
PSMC Trust, Series 2019-2, Class A1 (A) (C) (D), 3.5%, 10/25/49	2,500	2,456
PSMC Trust, Series 2020-2, Class A2 (A) (C) (D), 3%, 5/25/50	60,948	53,634
PSMC Trust, Series 2021-1, Class A11 (A) (C) (D), 2.5%, 3/25/51	167,421	145,995
RCKT Mortgage Trust, Series 2021-6, Class A5 (A) (C) (D), 2.5%, 12/25/51	269,900	233,923
Sequoia Mortgage Trust, Series 2013-7, Class A2 (C) (D), 3%, 6/25/43	221,892	193,130
Towd Point HE Trust, Series 2021-HE1, Class A1 (A) (C) (D), 0.918%, 2/25/63	107,765	102,019
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-2, Class A1 (A) (C) (D), 4%, 4/25/49	7,709	7,199
Total Collateralized Mortgage Obligations
(Cost $3,387,070)		2,790,385

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
COMMERCIAL MORTGAGE-BACKED
SECURITIES - 2.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	$153,729	$150,127
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K059, Class X1, IO (C) (D), 0.299%, 9/25/26	11,206,805	72,036
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	650,000	624,242
Federal National Mortgage Association-Aces, Series 2017-M15, Class ATS2 (C) (D), 3.155%, 11/25/27	212,644	204,012
FREMF Mortgage Trust, Series 2015-K44, Class B (A) (C) (D), 3.718%, 1/25/48	450,000	439,114
FREMF Mortgage Trust, Series 2020-K106, Class B (A) (C) (D), 3.562%, 3/25/53	150,000	135,769
GSAMP Trust, Series 2006-S5, Class M5 (D), 7.488% 9/25/36	4,940,000	—
Total Commercial Mortgage- Backed Securities
(Cost $1,697,679)		1,625,300
CORPORATE NOTES AND BONDS - 31.4%
Communication Services - 1.7%
AT&T, Inc., 2.25%, 2/1/32	50,000	41,362
CCO Holdings LLC/CCO Holdings Capital Corp. (A), 4.75%, 3/1/30	200,000	182,719
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.908%, 7/23/25	200,000	198,134
Discovery Communications LLC, 5%, 9/20/37	125,000	111,763
Expedia Group, Inc. (E), 3.25%, 2/15/30	350,000	321,307
SBA Communications Corp., 3.875%, 2/15/27	250,000	240,148
T-Mobile USA, Inc., 2.625%, 4/15/26	225,000	213,998
		1,309,431
Consumer Discretionary - 2.3%
7-Eleven, Inc. (A), 1.8%, 2/10/31	300,000	244,181
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (A), 5.5%, 4/20/26	166,667	165,467
Clarios Global LP/Clarios U.S. Finance Co. (A), 6.25%, 5/15/26	150,000	150,181
General Motors Financial Co., Inc., 5.85%, 4/6/30	250,000	258,197

	Par Value	Value (Note 2,3)
Hilton Domestic Operating Co., Inc. (A), 5.375%, 5/1/25	$200,000	$199,455
Lowe's Cos., Inc., 3%, 10/15/50	300,000	204,858
McDonald's Corp., 4.875%, 12/9/45	150,000	147,655
Tractor Supply Co., 1.75%, 11/1/30	200,000	164,038
Tractor Supply Co., 5.25%, 5/15/33	150,000	153,791
		1,687,823
Consumer Staples - 1.1%
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	300,000	244,381
Lamb Weston Holdings, Inc. (A) (E), 4.875%, 5/15/28	150,000	146,703
Mars, Inc. (A), 2.375%, 7/16/40	350,000	251,915
Performance Food Group, Inc. (A), 5.5%, 10/15/27	150,000	147,807
		790,806
Energy - 3.6%
Eastern Gas Transmission & Storage, Inc., 3%, 11/15/29	150,000	134,790
Energy Transfer LP, 5.25%, 4/15/29	300,000	302,574
Energy Transfer LP, 6.55%, 12/1/33	250,000	271,345
EnLink Midstream Partners LP, 5.45%, 6/1/47	550,000	479,875
Enterprise Products Operating LLC, 5.35%, 1/31/33	125,000	131,072
Kinder Morgan, Inc., 5.55%, 6/1/45	300,000	289,603
Marathon Petroleum Corp., 4.7%, 5/1/25	275,000	273,181
MPLX LP, 4.8%, 2/15/29	50,000	49,693
MPLX LP, 2.65%, 8/15/30	200,000	172,846
ONEOK, Inc., 5.85%, 1/15/26	100,000	101,491
Sunoco LP/Sunoco Finance Corp., 6%, 4/15/27	150,000	150,215
Valero Energy Corp., 4%, 6/1/52	100,000	77,324
Valero Energy Partners LP, 4.5%, 3/15/28	250,000	245,679
		2,679,688
Financials - 12.6%
Aflac, Inc., 4.75%, 1/15/49	400,000	376,962
Air Lease Corp., 1.875%, 8/15/26	250,000	230,047
Alexandria Real Estate Equities, Inc., 4.75%, 4/15/35	400,000	388,822
American Express Co., (Secured Overnight Financing Rate + 1.940%) (D), 6.489%, 10/30/31	250,000	271,499
Bank of America Corp., (5 year CMT + 2.000%) (D), 3.846%, 3/8/37	150,000	131,931
Belrose Funding Trust (A), 2.33%, 8/15/30	200,000	159,979
Berkshire Hathaway Finance Corp., 3.85%, 3/15/52	225,000	189,124

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Capital One Financial Corp., (Secured Overnight Financing Rate + 2.057%) (D), 4.927%, 5/10/28	$200,000	$196,677
Capital One Financial Corp., (Secured Overnight Financing Rate + 2.640%) (D), 6.312%, 6/8/29	200,000	205,456
Citibank NA, 5.803%, 9/29/28	250,000	261,352
Citigroup, Inc., (Secured Overnight Financing Rate + 2.086%) (D) (E), 4.91%, 5/24/33	250,000	245,207
Discover Bank, 3.45%, 7/27/26	75,000	70,930
Empower Finance 2020 LP (A), 3.075%, 9/17/51	125,000	86,265
Fifth Third Bancorp, 2.55%, 5/5/27	175,000	161,328
Fifth Third Bancorp, (Secured Overnight Financing Rate + 1.660%) (D), 4.337%, 4/25/33	200,000	186,382
GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	200,000	168,850
Goldman Sachs BDC, Inc. (E), 2.875%, 1/15/26	200,000	190,518
Huntington Bancshares, Inc., (5 year CMT + 1.170%) (D), 2.487%, 8/15/36	500,000	378,663
Huntington National Bank, (Secured Overnight Financing Rate + 1.205%) (D), 4.008%, 5/16/25	250,000	246,297
Intercontinental Exchange, Inc., 4.6%, 3/15/33	250,000	248,668
Jefferies Financial Group, Inc., 2.625%, 10/15/31	250,000	207,448
KeyBank NA, 5%, 1/26/33	250,000	234,175
KeyCorp, 4.1%, 4/30/28	300,000	281,620
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	250,000	178,743
Liberty Mutual Group, Inc. (A), 4.569%, 2/1/29	400,000	391,301
Morgan Stanley, (Secured Overnight Financing Rate + 1.020%) (D), 1.928%, 4/28/32	250,000	201,469
Morgan Stanley, (5 year CMT + 2.430%) (D), 5.948%, 1/19/38	200,000	202,643
Nasdaq, Inc., 1.65%, 1/15/31	200,000	162,571
Old Republic International Corp., 3.85%, 6/11/51	250,000	183,640
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	225,000	191,404
PNC Bank NA, 2.7%, 10/22/29	125,000	109,716
PNC Financial Services Group, Inc., (Secured Overnight Financing Rate + 2.284%) (D) (E), 6.875%, 10/20/34	200,000	222,445

	Par Value	Value (Note 2,3)
Realty Income Corp., 4.85%, 3/15/30	$200,000	$201,113
Regions Financial Corp., 1.8%, 8/12/28	295,000	252,904
State Street Corp., (Secured Overnight Financing Rate + 1.490%) (D), 3.031%, 11/1/34	125,000	111,890
Synchrony Financial, 7.25%, 2/2/33	125,000	124,293
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	300,000	222,233
Truist Bank, 2.25%, 3/11/30	325,000	268,934
Truist Financial Corp., (Secured Overnight Financing Rate + 1.852%) (D), 5.122%, 1/26/34	200,000	194,418
Truist Financial Corp. (D), 5.867%, 6/8/34	300,000	306,647
U.S. Bancorp, (Secured Overnight Financing Rate + 1.600%) (D), 4.839%, 2/1/34	225,000	215,904
Wells Fargo & Co., (Secured Overnight Financing Rate + 2.100%) (D), 2.393%, 6/2/28	250,000	229,132
Western Union Co., 2.85%, 1/10/25	125,000	121,470
Weyerhaeuser Co., 3.375%, 3/9/33	250,000	222,342
		9,433,412
Health Care - 2.3%
Amgen, Inc., 5.65%, 3/2/53	200,000	211,359
Block, Inc. (E), 2.75%, 6/1/26	300,000	282,934
Centene Corp., 2.45%, 7/15/28	300,000	267,705
Cigna Group, 4.375%, 10/15/28	50,000	49,569
Cigna Group, 4.9%, 12/15/48	200,000	190,322
CVS Health Corp., 5.125%, 7/20/45	250,000	237,274
Health Care Service Corp. (A), 2.2%, 6/1/30	250,000	213,299
J M Smucker Co., 6.2%, 11/15/33	250,000	273,244
		1,725,706
Industrials - 4.0%
Ball Corp., 4.875%, 3/15/26	250,000	249,087
Boeing Co., 5.805%, 5/1/50	350,000	363,899
Carrier Global Corp., 3.577%, 4/5/50	150,000	117,438
Carrier Global Corp. (A), 6.2%, 3/15/54	200,000	232,329
Otis Worldwide Corp., 2.565%, 2/15/30	300,000	267,564
Quanta Services, Inc., 2.9%, 10/1/30	250,000	219,977
TD SYNNEX Corp., 1.75%, 8/9/26	250,000	226,983
TD SYNNEX Corp., 2.65%, 8/9/31	200,000	161,853
Textron, Inc., 2.45%, 3/15/31	250,000	213,447
TransDigm, Inc. (A), 6.25%, 3/15/26	200,000	199,642
United Rentals North America, Inc., 5.5%, 5/15/27	300,000	300,657
Vulcan Materials Co., 3.5%, 6/1/30	200,000	186,212
WRKCo, Inc., 3.9%, 6/1/28	250,000	238,792
		2,977,880

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Core Bond Fund Portfolio of Investments – continued

	Par Value	Value (Note 2,3)
Information Technology - 2.1%
Broadcom, Inc. (A), 3.187%, 11/15/36	$12,000	$9,738
Dell International LLC/EMC Corp., 8.35%, 7/15/46	62,000	81,744
Dell International LLC/EMC Corp., 3.45%, 12/15/51	275,000	200,003
Fiserv, Inc., 3.5%, 7/1/29	200,000	188,333
Gartner, Inc. (A), 4.5%, 7/1/28	150,000	142,204
HP, Inc., 2.65%, 6/17/31	400,000	341,125
Iron Mountain, Inc. (A), 4.5%, 2/15/31	125,000	113,945
Oracle Corp., 3.95%, 3/25/51	400,000	314,566
VMware LLC, 2.2%, 8/15/31	250,000	207,449
		1,599,107
Materials - 0.6%
Celanese U.S. Holdings LLC, 6.165%, 7/15/27	150,000	153,798
LYB International Finance III LLC, 3.625%, 4/1/51	400,000	291,903
		445,701
Utilities - 1.1%
AES Corp., 1.375%, 1/15/26	225,000	208,256
Berkshire Hathaway Energy Co., 1.65%, 5/15/31	200,000	160,640
Duke Energy Corp., 3.75%, 9/1/46	400,000	309,394
Interstate Power & Light Co., 3.5%, 9/30/49	225,000	167,141
		845,431
Total Corporate Notes and Bonds
(Cost $25,727,470)		23,494,985
FOREIGN CORPORATE BONDS - 3.9%
Energy - 0.2%
Enbridge, Inc., 5.7%, 3/8/33	125,000	130,189
Financials - 2.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26	300,000	278,679
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.625%, 10/15/27	200,000	196,000
Avolon Holdings Funding Ltd. (A), 2.125%, 2/21/26	300,000	278,091
Bank of Montreal (E), 5.203%, 2/1/28	200,000	203,879
Mitsubishi UFJ Financial Group, Inc., (1 year CMT + 1.530%) (D), 5.475%, 2/22/31	250,000	256,396
Royal Bank of Canada, 4.9%, 1/12/28	200,000	202,320
Toronto-Dominion Bank, 5.156%, 1/10/28	200,000	202,900
Toronto-Dominion Bank, 4.456%, 6/8/32	250,000	243,312
UBS Group AG, (1 year CMT + 2.050%) (A) (D), 4.703%, 8/5/27	200,000	197,230
		2,058,807
Health Care - 1.0%
Pfizer Investment Enterprises Pte. Ltd., 5.34%, 5/19/63	450,000	456,432

	Par Value	Value (Note 2,3)
STERIS Irish FinCo UnLtd Co., 3.75%,
3/15/51	$350,000	$272,289
		728,721
Total Foreign Corporate Bonds
(Cost $3,009,490)		2,917,717
LONG TERM MUNICIPAL BONDS - 1.0%
General - 1.0%
Hillsboro School District No 1J, General Obligation, 4.35%, 6/30/34	800,000	775,083
Total Long Term Municipal Bonds
(Cost $808,947)		775,083
MORTGAGE BACKED SECURITIES - 31.1%
Fannie Mae - 18.5%
3%, 9/1/30 Pool # 890696	292,712	281,530
3%, 12/1/30 Pool # AL8924	117,729	113,741
7%, 11/1/31 Pool # 607515	11,221	11,577
3.5%, 12/1/31 Pool # MA0919	34,496	33,337
6.5%, 3/1/32 Pool # 631377	12,552	13,129
7%, 5/1/32 Pool # 644591	1,820	1,878
6.5%, 6/1/32 Pool # 545691	73,168	75,908
3.5%, 8/1/32 Pool # MA3098	37,258	36,198
5.5%, 11/1/33 Pool # 555880	111,378	114,785
4%, 2/1/35 Pool # MA2177	387,140	378,635
3.5%, 12/1/35 Pool # MA2473	220,551	211,642
4%, 6/1/36 Pool # AL8618	103,969	101,663
2.5%, 9/1/36 Pool # FS4049	446,965	414,342
5.5%, 10/1/36 Pool # 901723	50,034	51,053
6.5%, 10/1/36 Pool # 894118	58,970	60,980
6%, 11/1/36 Pool # 902510	206,117	215,466
6%, 10/1/37 Pool # 947563	168,099	175,726
4.5%, 5/1/38 Pool # MA5013	221,948	220,748
6.5%, 8/1/38 Pool # 987711	235,025	251,906
3%, 11/1/39 Pool # MA3831	48,275	45,270
4%, 1/1/41 Pool # AB2080	395,436	386,039
2.5%, 5/1/41 Pool # MA4334	391,340	344,297
4.5%, 7/1/41 Pool # AB3274	167,842	167,814
5.5%, 7/1/41 Pool # AL6588	366,106	377,339
4%, 9/1/41 Pool # AJ1406	176,855	172,599
2.5%, 3/1/42 Pool # CB3076	438,721	386,993
3.5%, 6/1/42 Pool # AO4136	421,503	398,906
4%, 6/1/42 Pool # MA1087	112,482	109,553
3.5%, 8/1/42 Pool # AP2133	194,583	183,560
3.5%, 9/1/42 Pool # AB6228	343,027	324,567
4%, 10/1/42 Pool # AP7363	279,858	272,570
3.5%, 3/1/43 Pool # AT0310	248,482	235,363
4%, 1/1/45 Pool # AS4257	56,274	54,322
4.5%, 2/1/45 Pool # MA2193	140,001	139,113
3.5%, 11/1/45 Pool # BA4907	134,159	125,364
3.5%, 12/1/45 Pool # AS6309	99,932	93,377

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Core Bond Fund Portfolio of Investments – continued

	Par Value	Value (Note 2,3)
4.5%, 10/1/46 Pool # MA2783	$21,699	$21,530
4%, 12/1/46 Pool # BD2379	63,565	61,379
3%, 1/1/47 Pool # BE0108	214,438	195,537
2.5%, 12/1/47 Pool # FM3165	436,257	379,807
3%, 1/1/48 Pool # FM1303	544,218	496,954
4%, 7/1/48 Pool # MA3415	104,174	100,408
3%, 1/1/49 Pool # FS4296	325,082	299,277
4%, 11/1/50 Pool # FM5530	285,202	273,427
2%, 12/1/51 Pool # FM9925	692,222	574,372
2%, 1/1/52 Pool # CB2601	352,933	293,159
2.5%, 3/1/52 Pool # BV4133	270,174	229,955
2.5%, 4/1/52 Pool # FS4138	235,704	201,748
4%, 5/1/52 Pool # CB3627	713,046	675,343
4%, 5/1/52 Pool # CB3678	233,185	220,902
4%, 5/1/52 Pool # FS1704	175,582	167,929
3.5%, 6/1/52 Pool # CB3845	685,983	632,202
4.5%, 8/1/52 Pool # FS2605	474,465	460,568
4.5%, 8/1/52 Pool # CB4383	695,025	677,099
5%, 10/1/52 Pool # MA4785	454,632	450,851
5.5%, 10/1/52 Pool # MA4786	306,074	308,191
5%, 11/1/52 Pool # MA4806	231,662	229,522
5.5%, 9/1/53 Pool # FS5575	341,186	345,385
		13,876,835
Freddie Mac - 12.6%
4.5%, 2/1/25 Pool # J11722	8,757	8,719
4.5%, 5/1/25 Pool # J12247	18,584	18,504
8%, 6/1/30 Pool # C01005	4,915	5,182
7%, 3/1/31 Pool # C48129	23,063	23,823
2.5%, 2/1/32 Pool # ZS8641	88,366	83,276
5.5%, 11/1/34 Pool # A28282	152,856	157,751
2.5%, 6/1/35 Pool # RC1421	159,425	147,783
5.5%, 1/1/37 Pool # G04593	77,620	80,110
2%, 3/1/41 Pool # RB5105	375,776	323,196
4%, 10/1/41 Pool # Q04092	196,511	191,824
3%, 9/1/42 Pool # C04233	527,518	487,156
3%, 4/1/43 Pool # V80025	716,992	660,940
3%, 4/1/43 Pool # V80026	705,932	650,742
3.5%, 8/1/44 Pool # Q27927	197,151	184,814
3%, 7/1/45 Pool # G08653	232,268	212,946
3.5%, 8/1/45 Pool # Q35614	311,545	291,515
3%, 10/1/46 Pool # G60722	357,629	326,553
4%, 3/1/47 Pool # Q46801	93,536	90,435
3.5%, 12/1/47 Pool # Q52955	132,522	123,999
2.5%, 4/1/48 Pool # QA2240	349,674	304,602
3%, 7/1/49 Pool # QA1033	187,112	168,038
2.5%, 1/1/52 Pool # SD7552	1,063,549	916,486
3.5%, 4/1/52 Pool # SD0960	678,519	631,502
3.5%, 5/1/52 Pool # QE2363	181,102	166,256
3.5%, 5/1/52 Pool # RA7380	231,393	213,249

	Par Value	Value (Note 2,3)
3%, 8/1/52 Pool # SD7556	$633,520	$567,820
5%, 11/1/52 Pool # SD8267	185,376	183,834
5.5%, 11/1/52 Pool # SD1859	230,159	232,432
4.5%, 12/1/52 Pool # SD1921	325,985	317,859
5%, 2/1/53 Pool # SD2334	289,529	286,847
5.5%, 2/1/53 Pool # SD2172	285,788	290,202
5%, 5/1/53 Pool # SD2875	384,063	382,653
6%, 9/1/53 Pool # SD3739	443,724	455,195
6%, 9/1/53 Pool # SD8363	241,180	245,072
		9,431,315
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	12,896	13,213
6.5%, 4/20/31 Pool # 3068	10,644	11,103
		24,316
Total Mortgage Backed Securities
(Cost $24,371,488)		23,332,466
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 22.2%
U.S. Treasury Bonds - 10.6%
6.625%, 2/15/27	2,000,000	2,155,625
4.500%, 5/15/38	2,000,000	2,131,875
3.750%, 8/15/41	1,000,000	954,961
3.000%, 5/15/45	750,000	621,269
2.500%, 5/15/46	500,000	375,996
3.375%, 11/15/48	500,000	437,637
1.250%, 5/15/50	1,000,000	541,953
1.875%, 2/15/51	750,000	478,125
4.125%, 8/15/53	230,000	233,594
		7,931,035
U.S. Treasury Notes - 11.6%
2.250%, 11/15/25	400,000	385,344
2.375%, 5/15/27	1,650,000	1,568,144
4.000%, 2/29/28	400,000	401,641
2.875%, 5/15/28	3,350,000	3,215,215
2.625%, 2/15/29	2,450,000	2,309,125
3.875%, 11/30/29	250,000	249,834
1.375%, 11/15/31	700,000	582,230
		8,711,533
Total U.S. Government and Agency Obligations
(Cost $17,708,153 )		16,642,568

	Shares
SHORT-TERM INVESTMENTS - 2.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (F), 5.32%	328,530	328,530
State Street Navigator Securities Lending Government Money Market Portfolio (F) (G), 5.36%	1,443,365	1,443,365

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Core Bond Fund Portfolio of Investments – concluded

Value (Note 2,3)
Total Short-Term Investments
(Cost $1,771,895)	$1,771,895
TOTAL INVESTMENTS - 101.3%
(Cost $81,065,766**)	75,911,987
NET OTHER ASSETS AND LIABILITIES - (1.3%)	(940,802)

TOTAL NET ASSETS - 100.0%	$74,971,185

**	Aggregate cost for Federal tax purposes was $81,140,958.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers."
(B)	Stepped rate security. Rate shown is as of December 31, 2023.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at December 31, 2023.
(D)	Floating rate or variable rate note. Rate shown is as of December 31, 2023.
(E)	All or a portion of these securities, with an aggregate fair value of $1,413,623, are on loan as part of a securities lending program. See footnote (G) and Note 10 for details on the securities lending program.
(F)	7-day yield.
(G)	Represents investments of cash collateral received in connection with securities lending.
BDC	Business Development Company.
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FREMF	Freddie Mac Multifamily.
IO	Interest Only.
LLC	Limited Liability Company.
LP	Limited Partnership.
REMICS	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

High Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCK - 0.2%
Health Care - 0.2%
Mallinckrodt International Finance SA/
Mallinckrodt CB LLC (A) (B)	975	$21,250
Total Common Stocks
(Cost $428,103 )		21,250

	Par Value
CORPORATE NOTES AND BONDS - 85.0%
Communication Services - 17.9%
Advantage Sales & Marketing, Inc. (A), 6.5%, 11/15/28	$150,000	138,227
Cars.com, Inc. (A), 6.375%, 11/1/28	150,000	143,847
CCO Holdings LLC/CCO Holdings Capital Corp. (A), 4.75%, 3/1/30	165,000	150,743
Frontier Communications Holdings LLC (A), 5%, 5/1/28	225,000	207,862
Lamar Media Corp., 4.875%, 1/15/29	200,000	193,460
Level 3 Financing, Inc. (A), 4.25%, 7/1/28	180,000	89,100
Millennium Escrow Corp. (A), 6.625%, 8/1/26	225,000	159,750
Netflix, Inc., 6.375%, 5/15/29	200,000	217,437
Nexstar Media, Inc. (A) (C), 4.75%, 11/1/28	150,000	138,229
Outfront Media Capital LLC/Outfront Media Capital Corp. (A), 4.25%, 1/15/29	125,000	112,796
SBA Communications Corp., 3.875%, 2/15/27	250,000	240,148
Sprint LLC, 7.125%, 6/15/24	275,000	276,189
		2,067,788
Consumer Discretionary - 14.7%
American Airlines, Inc./AAdvantage
Loyalty IP Ltd. (A), 5.5%, 4/20/26	250,000	248,201
Boyne USA, Inc. (A) (C), 4.75%, 5/15/29	100,000	94,039
Genting New York LLC/GENNY Capital, Inc. (A), 3.3%, 2/15/26	200,000	182,283
Murphy Oil USA, Inc., 5.625%, 5/1/27	400,000	396,515
QVC, Inc. (C), 4.375%, 9/1/28	160,000	115,517
RHP Hotel Properties LP/RHP Finance Corp. (A), 4.5%, 2/15/29	150,000	139,506
United Airlines, Inc. (A), 4.375%, 4/15/26	125,000	121,867
Vail Resorts, Inc. (A), 6.25%, 5/15/25	225,000	223,875
Williams Scotsman, Inc. (A), 6.125%, 6/15/25	175,000	175,345
		1,697,148
Consumer Staples - 8.2%
B&G Foods, Inc. (C), 5.25%, 9/15/27	220,000	199,665

	Par Value	Value (Note 2,3)
Edgewell Personal Care Co. (A), 5.5%, 6/1/28	$125,000	$122,656
Lamb Weston Holdings, Inc. (A) (C), 4.875%, 5/15/28	150,000	146,703
Lamb Weston Holdings, Inc. (A), 4.125%, 1/31/30	175,000	161,502
Performance Food Group, Inc. (A), 5.5%, 10/15/27	215,000	211,857
U.S. Foods, Inc. (A), 6.875%, 9/15/28	100,000	102,936
		945,319
Energy - 5.3%
Berry Petroleum Co. LLC (A), 7%, 2/15/26	125,000	122,119
Buckeye Partners LP (A), 4.125%, 3/1/25	150,000	146,250
Sunoco LP/Sunoco Finance Corp., 6%, 4/15/27	225,000	225,323
Sunoco LP/Sunoco Finance Corp., 4.5%, 4/30/30	135,000	124,998
		618,690
Financials - 13.4%
Enact Holdings, Inc. (A), 6.5%, 8/15/25	250,000	249,225
Jefferies Finance LLC/JFIN Co.-Issuer Corp. (A), 5%, 8/15/28	200,000	179,199
LPL Holdings, Inc. (A), 4%, 3/15/29	225,000	207,989
MGIC Investment Corp., 5.25%, 8/15/28	200,000	194,686
MPT Operating Partnership LP/MPT Finance Corp., 3.5%, 3/15/31	150,000	93,731
Nationstar Mortgage Holdings, Inc. (A) (C), 5%, 2/1/26	130,000	127,121
NFP Corp. (A), 6.875%, 8/15/28	125,000	127,047
OneMain Finance Corp., 3.875%, 9/15/28	225,000	199,098
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (A), 3.875%, 3/1/31	200,000	175,785
		1,553,881
Health Care - 3.3%
AdaptHealth LLC (A) (C), 4.625%, 8/1/29	50,000	38,575
HCA, Inc., 5.875%, 2/15/26	250,000	252,183
Medline Borrower LP (A), 3.875%, 4/1/29	100,000	90,400
		381,158
Industrials - 17.8%
Brink's Co. (A), 5.5%, 7/15/25	125,000	124,391
Clean Harbors, Inc. (A), 6.375%, 2/1/31	125,000	127,155
Energizer Holdings, Inc. (A), 4.75%, 6/15/28	200,000	186,126
EnerSys (A) (C), 4.375%, 12/15/27	125,000	118,750
Graphic Packaging International LLC (A), 3.5%, 3/15/28	150,000	139,764

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

High Income Fund Portfolio of Investments - concluded

	Par Value	Value (Note 2,3)
Madison IAQ LLC (A), 4.125%, 6/30/28	$200,000	$181,945
Roller Bearing Co. of America, Inc. (A), 4.375%, 10/15/29	175,000	161,950
Sealed Air Corp. (A) (C), 5%, 4/15/29	200,000	192,426
TransDigm, Inc. (A), 6.25%, 3/15/26	275,000	274,508
TransDigm, Inc. (A), 6.875%, 12/15/30	110,000	113,300
United Rentals North America, Inc., 5.5%, 5/15/27	225,000	225,493
Waste Pro USA, Inc. (A), 5.5%, 2/15/26	225,000	216,562
		2,062,370
Information Technology - 3.3%
Gartner, Inc. (A), 4.5%, 7/1/28	150,000	142,204
Iron Mountain, Inc. (A), 5.25%, 7/15/30	150,000	143,347
Playtika Holding Corp. (A), 4.25%, 3/15/29	110,000	95,981
		381,532
Utilities - 1.1%
Calpine Corp. (A), 3.75%, 3/1/31	150,000	131,763
Total Corporate Notes and Bonds
(Cost $10,447,190 )		9,839,649
FOREIGN CORPORATE BONDS - 5.9%
Communication Service - 0.7%
Telesat Canada/Telesat LLC (A), 6.5%, 10/15/27	175,000	81,804
Consumer Discretionary - 5.2%
Carnival Corp. (A), 5.75%, 3/1/27	200,000	195,300
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (A), 5.75%, 1/20/26	175,000	164,741
International Game Technology PLC (A), 4.125%, 4/15/26	250,000	242,979
		603,020
Total Foreign Corporate Bonds
(Cost$807,497 )		684,824

	Shares
EXCHANGE TRADED FUNDS - 3.9%
Bond Funds - 3.9%
iShares iBoxx High Yield Corporate Bond ETF	5,900	456,601
Total Exchange Traded Funds
(Cost $508,730 )		456,601
SHORT-TERM INVESTMENTS - 12.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (D), 5.32%	435,673	435,673
State Street Navigator Securities Lending Government Money Market Portfolio (D) (E), 5.36%	987,650	987,650
Total Short-Term Investments
(Cost $1,423,323 )		$1,423,323

	Shares	Value (Note 2,3)
TOTAL INVESTMENTS - 107.3%
(Cost $13,614,843** )		$12,425,647
NET OTHER ASSETS AND LIABILITIES - (7.3%)		(848,616)
TOTAL NET ASSETS - 100.0%		$11,577,031

**	Aggregate cost for Federal tax purposes was $13,605,564.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers."
(B)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Investment Adviser, acting through its Valuation Committee. These securities represented $21,250 or 0.2% of net assets as of December 31, 2023.
(C)	All or a portion of these securities, with an aggregate fair value of $965,251, are on loan as part of a securities lending program. See footnote (E) and Note 10 for details on the securities lending program.
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
LLC	Limited Liability Company.
LP	Limited Partnership.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.7%
Communication Service - 3.3%
Comcast Corp., Class A	142,500	$6,248,625
Consumer Discretionary - 9.7%
Home Depot, Inc.	20,000	6,931,000
Lowe's Cos., Inc.	24,100	5,363,455
McDonald's Corp.	10,200	3,024,402
Starbucks Corp.	30,500	2,928,305
		18,247,162
Consumer Staples - 10.2%
Archer-Daniels-Midland Co.	71,000	5,127,620
Coca-Cola Co.	51,500	3,034,895
Colgate-Palmolive Co.	43,000	3,427,530
Hershey Co.	9,000	1,677,960
PepsiCo, Inc.	17,200	2,921,248
Procter & Gamble Co.	20,400	2,989,416
		19,178,669
Energy - 10.6%
Baker Hughes Co.	173,500	5,930,230
Chevron Corp.	37,000	5,518,920
ConocoPhillips	15,600	1,810,692
EOG Resources, Inc.	54,600	6,603,870
		19,863,712
Equity Real Estate Investment Trusts (REITs) - 3.2%
American Tower Corp., REIT	27,800	6,001,464
Financials - 17.5%
BlackRock, Inc.	7,700	6,250,860
CME Group, Inc.	32,000	6,739,200
JPMorgan Chase & Co.	27,400	4,660,740
Morgan Stanley	76,500	7,133,625
Northern Trust Corp.	31,500	2,657,970
U.S. Bancorp	123,500	5,345,080
		32,787,475
Health Care - 12.2%
Abbott Laboratories	32,000	3,522,240
Bristol-Myers Squibb Co.	69,500	3,566,045
Johnson & Johnson	38,400	6,018,816
Medtronic PLC	78,500	6,466,830
Pfizer, Inc.	114,500	$3,296,455
		$22,870,386

	Shares	Value (Note 2,3)
Industrials - 18.1%
Automatic Data Processing, Inc.	15,600	3,634,332
Caterpillar, Inc.	14,500	4,287,215
Cummins, Inc.	11,800	2,826,926
Fastenal Co.	110,100	7,131,177
Honeywell International, Inc.	25,000	5,242,750
Paychex, Inc.	27,300	3,251,703
Union Pacific Corp.	23,800	5,845,756
United Parcel Service, Inc., Class B	11,400	1,792,422
		34,012,281
Information Technology - 7.1%
Analog Devices, Inc.	13,200	2,620,992
Cisco Systems, Inc.	90,000	4,546,800
Texas Instruments, Inc.	36,400	6,204,744
		13,372,536
Materials - 3.3%
Air Products & Chemicals, Inc.	22,700	6,215,260
Utilities - 3.5%
NextEra Energy, Inc.	109,500	6,651,030
Total Common Stocks
(Cost $155,978,682 )		185,448,600
SHORT-TERM INVESTMENTS - 1.1%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class (A), 5.32%	2,140,459	2,140,459
Total Short-Term Investments
(Cost $2,140,459 )		2,140,459
TOTAL INVESTMENTS - 99.8%
(Cost $158,119,141** )		187,589,059
NET OTHER ASSETS AND LIABILITIES - 0.2%		301,159

TOTAL NET ASSETS - 100.0%		$187,890,218

**	Aggregate cost for Federal tax purposes was $158,156,392.
(A)	7-day yield.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.6%
Communication Services - 10.3%
Alphabet, Inc., Class C *	117,831	$16,605,923
Liberty Broadband Corp., Class C *	47,353	3,816,178
		20,422,101
Consumer Discretionary - 13.1%
Amazon.com, Inc. *	58,151	8,835,463
Lowe's Cos., Inc.	36,532	8,130,197
NIKE, Inc., Class B	13,997	1,519,654
TJX Cos., Inc.	80,676	7,568,215
		26,053,529
Consumer Staples - 3.7%
Dollar Tree, Inc. *	51,729	7,348,105

Financials - 31.2%
Capital Markets - 5.5%
Brookfield Asset Management Ltd.,
Class A	30,770	1,236,031
Brookfield Corp., Class A (A)	123,084	4,938,130
Charles Schwab Corp.	68,743	4,729,518
		10,903,679
Commercial Banks - 3.1%
U.S. Bancorp	142,665	6,174,541
Financial Services - 11.8%
Berkshire Hathaway, Inc., Class B *	21,342	7,611,837
Fiserv, Inc. *	67,607	8,980,914
Visa, Inc., Class A	26,405	6,874,542
		23,467,293
Insurance - 10.8%
Arch Capital Group Ltd. *	144,489	10,731,198
Marsh & McLennan Cos., Inc.	27,875	5,281,477
Progressive Corp.	34,904	5,559,509
		21,572,184
		62,117,697
Health Care - 14.9%
Agilent Technologies, Inc.	52,761	7,335,362
Alcon, Inc.	95,506	7,460,929
Becton Dickinson & Co.	30,476	7,430,963
Danaher Corp.	15,904	3,679,231
Elevance Health, Inc.	7,750	3,654,590
		29,561,075

	Shares	Value (Note 2,3)
Industrials - 14.3%
Copart, Inc. *	143,726	$7,042,574
Ferguson PLC	21,736	4,196,570
PACCAR, Inc.	97,873	9,557,298
Parker-Hannifin Corp.	16,743	7,713,500
		28,509,942
Information Technology - 11.1%
Accenture PLC, Class A	21,266	7,462,452
Analog Devices, Inc.	41,004	8,141,754
Texas Instruments, Inc.	37,417	6,378,102
		21,982,308
Total Common Stocks
(Cost $111,890,024 )		195,994,757
SHORT-TERM INVESTMENTS - 2.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (B), 5.32%	2,344,974	2,344,974
State Street Navigator Securities Lending Government Money Market Portfolio (B) (C), 5.36%	2,509,980	2,509,980
Total Short-Term Investments
(Cost $4,854,954 )		4,854,954
TOTAL INVESTMENTS - 101.0%
(Cost $116,744,978** )		200,849,711
NET OTHER ASSETS AND LIABILITIES - (1.0%)		(1,974,218)

TOTAL NET ASSETS - 100.0%		$198,875,493

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $117,375,743.
(A)	All or a portion of these securities, with an aggregate fair value of $2,441,222, are on loan as part of a securities lending program. See footnote (C) and Note 10 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 95.1%
Communication Services - 6.7%
Liberty Broadband Corp., Class C *	56,289	$4,536,331
Liberty Media Corp.-Liberty Formula One, Class C *	57,179	3,609,710
Take-Two Interactive Software, Inc. *	13,857	2,230,284
		10,376,325
Consumer Discretionary - 14.8%
CarMax, Inc. *	71,123	5,457,979
Floor & Decor Holdings, Inc., Class A * (A)	44,541	4,968,994
Ross Stores, Inc.	65,796	9,105,508
Thor Industries, Inc.	26,803	3,169,455
		22,701,936
Consumer Staples - 6.6%
Brown-Forman Corp., Class B	44,739	2,554,597
Dollar Tree, Inc. *	53,587	7,612,033
		10,166,630
Financials - 22.4%
Arch Capital Group Ltd. *	140,325	10,421,938
Brookfield Asset Management Ltd., Class A	78,603	3,157,483
Brookfield Corp., Class A (A)	71,494	2,868,339
Brown & Brown, Inc.	87,936	6,253,129
Glacier Bancorp, Inc.	73,967	3,056,316
Moelis & Co., Class A	91,531	5,137,635
W R Berkley Corp.	50,006	3,536,424
		34,431,264
Health Care - 6.1%
Laboratory Corp. of America Holdings	22,737	5,167,893
Waters Corp. *	12,772	4,204,925
		9,372,818
Industrials - 17.1%
Armstrong World Industries, Inc.	23,760	2,336,083
Carlisle Cos., Inc.	25,379	7,929,161
Copart, Inc. *	134,340	6,582,660
Expeditors International of Washington, Inc.	22,122	2,813,918

	Shares	Value (Note 2,3)
PACCAR, Inc.	67,830	$6,623,600
		26,285,422
Information Technology - 21.4%
Amphenol Corp., Class A	50,293	4,985,545
Arista Networks, Inc. *	26,907	6,336,868
CDW Corp.	24,187	5,498,189
Gartner, Inc. *	22,744	10,260,046
Microchip Technology, Inc.	19,703	1,776,817
MKS Instruments, Inc.	39,427	4,055,855
		32,913,320
Total Common Stocks
(Cost $65,008,037)		146,247,715
SHORT-TERM INVESTMENTS - 6.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (B), 5.32%	7,357,432	7,357,432
State Street Navigator Securities
Lending Government Money Market
Portfolio (B) (C), 5.36%	2,087,449	2,087,449
Total Short-Term Investments
(Cost $9,444,881 )		9,444,881
TOTAL INVESTMENTS - 101.3%
(Cost $74,452,918**)		155,692,596
NET OTHER ASSETS AND LIABILITIES - (1.3%)		(1,932,540)

TOTAL NET ASSETS - 100.0%		$153,760,056

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $74,582,126.
(A)	All or a portion of these securities, with an aggregate fair value of $2,027,780, are on loan as part of a securities lending program. See footnote (C) and Note 10 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.2%
Australia - 1.3%
Treasury Wine Estates Ltd.	35,708	$262,312

Brazil - 1.6%
Itau Unibanco Holding SA, ADR (A)	46,994	326,608

Canada - 5.8%
Cameco Corp.	10,568	455,481
Canadian Pacific Kansas City Ltd.	3,936	311,180
Manulife Financial Corp.	17,586	388,651
		1,155,312
China - 5.9%
Alibaba Group Holding Ltd., ADR	6,088	471,881
Ping An Insurance Group Co. of China
Ltd., Class H	72,890	329,981
Tencent Holdings Ltd.	10,132	380,964
		1,182,826
Denmark - 1.0%
Genmab AS *	616	196,585

France - 8.6%
Air Liquide SA	1,237	240,507
Airbus SE	3,283	506,600
Hermes International SCA	110	233,009
LVMH Moet Hennessy Louis Vuitton SE	281	227,570
STMicroelectronics NV	5,142	257,769
Worldline SA * (B)	14,976	259,068
		1,724,523
Germany - 12.4%
adidas AG	2,129	432,833
Deutsche Telekom AG	20,901	501,852
KION Group AG	10,275	438,637
SAP SE, ADR	2,898	448,002
Siemens AG	2,240	420,186
Symrise AG	2,133	234,625
		2,476,135
Hong Kong - 1.3%
AIA Group Ltd.	30,520	265,978

India - 8.3%
HDFC Bank Ltd., ADR	9,604	644,524
Infosys Ltd., ADR	20,497	376,735
Larsen & Toubro Ltd., GDR	14,896	634,570
		1,655,829
Ireland - 1.9%
Kerry Group PLC, Class A	4,460	387,292

	Shares	Value (Note 2,3)
Israel - 1.9%
CyberArk Software Ltd. *	1,692	$370,633

Italy - 0.9%
Ferrari NV	562	190,198

Japan - 18.2%
CyberAgent, Inc.	33,229	208,589
Daiichi Sankyo Co. Ltd.	8,400	230,672
Keyence Corp.	500	220,284
Lasertec Corp.	2,000	527,234
Murata Manufacturing Co. Ltd.	13,179	279,750
Nidec Corp.	5,600	226,184
Pan Pacific International Holdings Corp.	21,400	510,564
Shin-Etsu Chemical Co. Ltd.	9,200	386,074
Shiseido Co. Ltd.	7,000	211,092
Sony Group Corp.	4,397	418,183
Toray Industries, Inc.	82,953	431,297
		3,649,923
Mexico - 5.8%
Fomento Economico Mexicano SAB de CV, ADR	1,977	257,702
Grupo Mexico SAB de CV, Series B	100,707	559,727
Wal-Mart de Mexico SAB de CV, ADR	8,247	348,188
		1,165,617
Netherlands - 4.2%
ASML Holding NV	606	458,693
NXP Semiconductors NV	1,672	384,025
		842,718
Norway - 1.2%
Norsk Hydro ASA	35,546	239,308

Switzerland - 6.9%
Lonza Group AG	826	347,371
Nestle SA	1,893	219,471
Partners Group Holding AG	338	487,479
Sika AG	996	324,125
		1,378,446
Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,762	287,248

United Kingdom - 9.6%
AstraZeneca PLC	3,018	407,771
Diageo PLC	7,210	262,473
London Stock Exchange Group PLC	3,297	389,742
Prudential PLC	30,552	345,503

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

International Stock Fund Portfolio of Investments - concluded

	Shares	Value (Note 2,3)
Shell PLC	15,800	$517,886
		1,923,375
Total Common Stocks
(Cost $19,603,033 )		19,680,866
SHORT-TERM INVESTMENTS - 2.9%
United States - 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 5.32%	283,582	283,582
State Street Navigator Securities Lending Government Money Market Portfolio (C) (D), 5.36%	290,624	290,624

Total Short-Term Investments
(Cost $574,206 )		574,206
TOTAL INVESTMENTS - 101.1%
(Cost $20,177,239** )		20,255,072
NET OTHER ASSETS AND LIABILITIES - (1.1%)		(213,125)

TOTAL NET ASSETS - 100.0%		$20,041,947

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $20,353,590.
(A)	All or a portion of these securities, with an aggregate fair value of $278,598, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 97.1%
Alternative Funds - 2.6%
Invesco Optimum Yield Diversified Commodity Strategy ETF	30,594	$406,900

Bond Funds - 77.3%
iShares 7-10 Year Treasury Bond ETF	35,225	3,395,338
iShares MBS ETF	9,792	921,231
iShares Treasury Floating Rate Bond ETF	11,663	588,632
Janus Henderson Mortgage-Backed Securities ETF	55,755	2,561,385
Schwab Intermediate-Term U.S. Treasury ETF	19,670	977,992
SPDR Portfolio Short Term Treasury ETF	98,310	2,855,906
Vanguard Extended Duration Treasury ETF	7,567	613,154
		11,913,638
Foreign Stock Funds - 5.0%
iShares MSCI Emerging Markets Asia ETF	3,569	235,947
iShares MSCI International Quality
Factor ETF	9,599	360,538
JPMorgan BetaBuilders Japan ETF	3,306	173,631
		770,116
Stock Funds - 12.2%
Distillate U.S. Fundamental Stability & Value ETF	7,970	393,479

	Shares	Value (Note 2,3)
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	11,444	$618,892
iShares Global Energy ETF	5,557	217,334
Vanguard Health Care ETF	729	182,760
Vanguard Information Technology ETF	950	459,800
		1,872,265
Total Investment Companies
(Cost $14,552,228 )		14,962,919
SHORT-TERM INVESTMENTS - 2.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 5.32%	431,053	431,053
Total Short-Term Investments
(Cost $431,053 )		431,053
TOTAL INVESTMENTS - 99.9%
(Cost $14,983,281** )		15,393,972
NET OTHER ASSETS AND LIABILITIES - 0.1%		15,922

TOTAL NET ASSETS - 100.0%		$15,409,894

**	Aggregate cost for Federal tax purposes was $15,290,349.
(A)	7-day yield.
ETF	Exchange Traded Fund.
MBS	Mortgage-Backed Securities
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 98.7%
Alternative Funds - 4.6%
Invesco Optimum Yield Diversified Commodity Strategy ETF	192,313	$2,557,763

Bond Funds - 56.0%
iShares 7-10 Year Treasury Bond ETF	76,667	7,389,932
iShares MBS ETF	29,311	2,757,579
iShares Treasury Floating Rate Bond ETF	66,226	3,342,426
Janus Henderson Mortgage-Backed Securities ETF	124,465	5,717,922
Schwab Intermediate-Term U.S. Treasury ETF	62,541	3,109,539
SPDR Portfolio Short Term Treasury ETF	254,943	7,406,094
Vanguard Extended Duration Treasury ETF	18,623	1,509,022
		31,232,514
Foreign Stock Funds - 9.6%
iShares MSCI Emerging Markets Asia ETF	25,951	1,715,621
iShares MSCI International Quality
Factor ETF	58,679	2,203,983
JPMorgan BetaBuilders Japan ETF	27,707	1,455,172
		5,374,776
Stock Funds - 28.5%
Distillate U.S. Fundamental Stability & Value ETF	85,563	4,224,245

	Shares	Value (Note 2,3)
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	89,957	$4,864,874
iShares Global Energy ETF	51,390	2,009,863
Vanguard Health Care ETF	4,461	1,118,373
Vanguard Information Technology ETF	7,615	3,685,660
		15,903,015
Total Investment Companies
(Cost $52,569,911 )		55,068,068
SHORT-TERM INVESTMENTS - 1.4%
State Street Institutional U.S.
Government Money Market Fund, Premier Class (A), 5.32%	767,662	767,662
Total Short-Term Investments
(Cost $767,662 )		767,662
TOTAL INVESTMENTS - 100.1%
(Cost $53,337,573** )		55,835,730
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(60,786)

TOTAL NET ASSETS - 100.0%		$55,774,944

**	Aggregate cost for Federal tax purposes was $54,646,170.
(A)	7-day yield.
ETF	Exchange Traded Fund.
MBS	Mortgage-Backed Securities
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 97.4%
Alternative Funds - 4.8%
Invesco Optimum Yield Diversified Commodity Strategy ETF	138,642	$1,843,939

Bond Funds - 42.7%
iShares 7-10 Year Treasury Bond ETF	48,025	4,629,130
iShares MBS ETF	16,740	1,574,899
iShares Treasury Floating Rate Bond ETF	51,978	2,623,330
Janus Henderson Mortgage-Backed Securities ETF	52,550	2,414,147
Schwab Intermediate-Term U.S. Treasury ETF	37,984	1,888,564
SPDR Portfolio Short Term Treasury ETF	92,910	2,699,035
Vanguard Extended Duration Treasury ETF	5,064	410,336
		16,239,441
Foreign Stock Funds - 11.9%
iShares MSCI Emerging Markets Asia ETF	23,171	1,531,835
iShares MSCI International Quality Factor ETF	41,970	1,576,393
JPMorgan BetaBuilders Japan ETF	26,828	1,409,007
		4,517,235
Stock Funds - 38.0%
Distillate U.S. Fundamental Stability & Value ETF	71,845	3,546,988

	Shares	Value (Note 2,3)
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	71,670	$3,875,913
iShares Global Energy ETF	47,040	1,839,734
Vanguard Health Care ETF	3,701	927,841
Vanguard Information Technology ETF	8,857	4,286,788
		14,477,264
Total Investment Companies
(Cost $34,985,107 )		37,077,879
SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 5.32%	814,504	814,504
Total Short-Term Investments
(Cost $814,504 )		814,504
TOTAL INVESTMENTS - 99.5%
(Cost $35,799,611** )		37,892,383
NET OTHER ASSETS AND LIABILITIES -0.5%		171,756

TOTAL NET ASSETS - 100.0%		$38,064,139

**	Aggregate cost for Federal tax purposes was $36,631,036.
(A)	7-day yield.
ETF	Exchange Traded Fund.
MBS	Mortgage-Backed Securities
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 97.8%
Alternative Funds - 4.9%
Invesco Optimum Yield Diversified Commodity Strategy ETF	119,016	$1,582,913

Bond Funds - 34.1%
iShares 7-10 Year Treasury Bond ETF	31,246	3,011,802
iShares MBS ETF	8,977	844,556
iShares Treasury Floating Rate Bond ETF	49,730	2,509,873
Janus Henderson Mortgage-Backed Securities ETF	34,612	1,590,075
Schwab Intermediate-Term U.S. Treasury ETF	28,179	1,401,060
SPDR Portfolio Short Term Treasury ETF	52,443	1,523,469
Vanguard Extended Duration Treasury ETF	2,038	165,139
		11,045,974
Foreign Stock Funds - 13.4%
iShares MSCI Emerging Markets Asia ETF	23,049	1,523,769
iShares MSCI International Quality Factor ETF	35,984	1,351,559
JPMorgan BetaBuilders Japan ETF	27,967	1,468,827
		4,344,155
Stock Funds - 45.4%
Distillate U.S. Fundamental Stability & Value ETF	84,039	4,149,006

	Shares	Value (Note 2,3)
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	70,788	$3,828,215
iShares Global Energy ETF	44,101	1,724,790
Vanguard Health Care ETF	3,712	930,598
Vanguard Information Technology ETF	8,364	4,048,176
		14,680,785
Total Investment Companies
(Cost $29,682,794 )		31,653,827
SHORT-TERM INVESTMENTS - 2.0%
State Street Institutional U.S.
Government Money Market Fund, Premier Class (A), 5.32%	633,175	633,175
Total Short-Term Investments
(Cost $633,175 )		633,175
TOTAL INVESTMENTS - 99.8%
(Cost $30,315,969** )		32,287,002
NET OTHER ASSETS AND LIABILITIES - 0.2%		78,348

TOTAL NET ASSETS - 100.0%		$32,365,350

**	Aggregate cost for Federal tax purposes was $31,073,017.
(A)	7-day yield.
ETF	Exchange Traded Fund.
MBS	Mortgage-Backed Securities
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Statements of Assets and Liabilities as of December 31, 2023

	Conservative	Moderate	Aggressive		Core	High	Large Cap
	Allocation	Allocation	Allocation	Diversified	Bond	Income	Value
	Fund	Fund	Fund	Income Fund	Fund	Fund	Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$71,980,453	$72,800,236	$27,768,370	$36,448,697	$75,911,987	$12,425,647	$187,589,059
Investments in affiliated securities, at fair value‡1	44,950,603	44,117,130	11,864,736	135,877,788	–	–	–
Due from Custodian	–	–	–	–	4	–	–
Receivables:
Fund shares sold	4,017	39,192	30,011	282,259	5,870	125	26,120
Dividends and Interest	–	–	–	21,829	566,041	158,040	439,400
Total assets	116,935,073	116,956,558	39,663,117	172,630,573	76,483,902	12,583,812	188,054,579
Liabilities:
Payables:
Fund shares repurchased	9,419	25,676	814	32,471	24,696	10,247	52,443
Upon return of securities loaned	5,811,314	3,692,181	733,921	396,975	1,443,365	987,650	–
Advisory agreement fees	28,005	28,650	9,747	35,738	34,733	7,303	94,178
Audit fees	10,054	10,500	3,601	16,153	7,111	1,099	17,320
Distribution fees - Class II	2,103	2,090	98	4,553	2,812	482	420
Total liabilities	5,860,895	3,759,097	748,181	485,890	1,512,717	1,006,781	164,361
Net assets	$111,074,178	$113,197,461	$38,914,936	$172,144,683	$74,971,185	$11,577,031	$187,890,218
Net assets consist of:
Paid-in capital in excess of par	$116,933,948	$106,541,330	$34,828,308	$164,113,107	$84,260,937	$15,286,907	$155,977,906
Accumulated distributable earnings (loss)	(5,859,770)	6,656,131	4,086,628	8,031,576	(9,289,752)	(3,709,876)	31,912,312
Net Assets	$111,074,178	$113,197,461	$38,914,936	$172,144,683	$74,971,185	$11,577,031	$187,890,218

Class I Shares:
Net Assets	$101,016,840	$103,239,217	$38,443,151	$150,185,808	$61,642,293	$9,298,257	$185,880,099
Shares of beneficial interest outstanding	11,135,068	11,748,557	4,950,697	10,661,099	7,326,075	1,263,849	8,162,790
Net Asset Value and redemption price per share	$9.07	$8.79	$7.77	$14.09	$8.41	$7.36	$22.77
Class II Shares:
Net Assets	$10,057,338	$9,958,244	$471,785	$21,958,875	$13,328,892	$2,278,774	$2,010,119
Shares of beneficial interest outstanding	1,102,776	1,128,724	60,807	1,586,283	1,594,073	309,815	90,035
Net Asset Value and redemption price per share	$9.12	$8.82	$7.76	$13.84	$8.36	$7.36	$22.33
† Cost of Investments in unaffiliated securities	$69,940,393	$68,774,778	$25,955,466	$35,141,133	$81,065,766	$13,614,843	$158,119,141
‡ Cost of investments in affiliated securities	$45,527,005	$39,085,799	$9,290,635	$132,788,019	$–	$–	$–
§ Fair Value of securities on loan	$5,671,513	$3,604,924	$716,118	$389,180	$1,413,623	$965,251	$–

[1]	See Note 12 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Statements of Assets and Liabilities as of December 31, 2023

				Madison	Madison	Madison	Madison
	Large Cap		International	Target	Target	Target	Target
	Growth	Mid Cap	Stock	Retirement	Retirement	Retirement	Retirement
	Fund	Fund	Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$200,849,711	$155,692,596	$20,255,072	$15,393,972	$55,835,730	$37,892,383	$32,287,002
Due from Custodian	9,963	5,787	–	–	–	–	–
Foreign currency (cost of $31) (Note 2)	–	–	31	–	–	–	–
Receivables:
Fund shares sold	104,468	61,163	–	19,789	–	181,318	86,462
Dividends and Interest	593,122	244,954	106,286	–	–	–	–
Total assets	201,557,264	156,004,500	20,361,389	15,413,761	55,835,730	38,073,701	32,373,464
Liabilities:
Payables:
Fund shares repurchased	20,789	28,826	6,796	–	46,605	–	–
Upon return of securities loaned	2,509,980	2,087,449	290,624	–	–	–	–
Advisory agreement fees	132,177	114,412	19,068	3,222	11,817	7,968	6,762
Administrative services agreement fees	–	–	–	645	2,364	1,594	1,352
Audit fees	16,766	12,801	1,887	–	–	–	–
Distribution fees - Class II	2,059	956	1,067	–	–	–	–
Total liabilities	2,681,771	2,244,444	319,442	3,867	60,786	9,562	8,114
Net assets	$198,875,493	$153,760,056	$20,041,947	$15,409,894	$55,774,944	$38,064,139	$32,365,350
Net assets consist of:
Paid-in capital in excess of par	$113,557,215	$66,930,953	$22,201,003	$18,246,798	$58,624,982	$39,000,420	$32,912,339
Accumulated distributable earnings (loss)	85,318,278	86,829,103	(2,159,056)	(2,836,904)	(2,850,038)	(936,281)	(546,989)
Net Assets	$198,875,493	$153,760,056	$20,041,947	$15,409,894	$55,774,944	$38,064,139	$32,365,350

Class I Shares:
Net Assets	$189,064,832	$149,182,148	$14,919,310	$15,409,894	$55,774,944	$38,064,139	$32,365,350
Shares of beneficial interest outstanding	8,741,772	8,077,755	1,382,851	2,404,744	7,957,085	5,892,974	2,858,239
Net Asset Value and redemption price per share	$21.63	$18.47	$10.79	$6.41	$7.01	$6.46	$11.32
Class II Shares:
Net Assets	$9,810,661	$4,577,908	$5,122,637
Shares of beneficial interest outstanding	470,354	263,905	478,849
Net Asset Value and redemption price per share	$20.86	$17.35	$10.70
† Cost of Investments in unaffiliated securities	$116,744,978	$74,452,918	$20,177,239	$14,983,281	$53,337,573	$35,799,611	$30,315,969
§ Fair Value of securities on loan	$2,441,222	$2,027,780	$278,598	$–	$–	$–	$–

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Statements of Operations for the Year Ended December 31, 2023

	Conservative	Moderate	Aggressive	Diversified	Core	High	Large Cap
	Allocation	Allocation	Allocation	Income	Bond	Income	Value
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$233,592	$276,606	$125,225	$1,629,125	$2,932,198	$620,167	$105,322
Dividends Unaffiliated issuers	1,991,038	1,898,105	655,595	2,702,178	–	26,226	5,470,711
Affiliated issuers[1]	1,196,317	941,630	190,177	1,446,665	–	–	–
Less: Foreign taxes withheld/ reclaimed	–	–	–	–	–	–	–
Income from securities lending	11,677	10,484	5,892	14,007	5,437	7,152	–
Total investment income .	3,432,624	3,126,825	976,889	5,791,975	2,937,635	653,545	5,576,033
Expenses[2]:
Advisory agreement fees	334,165	347,805	119,083	923,369	430,260	90,787	1,145,261
Audit fees	19,099	19,950	6,841	30,691	13,512	2,090	32,908
Trustee fees	4,944	5,164	1,771	7,944	3,498	541	8,516
Distribution fees - Class II	27,818	26,668	1,366	57,028	35,247	6,115	5,216
Other expenses	147	159	54	244	106	17	263
Total expenses	386,173	399,746	129,115	1,019,276	482,623	99,550	1,192,164
Net Investment Income (Loss)	3,046,451	2,727,079	847,774	4,772,699	2,455,012	553,995	4,383,869
Net Realized and Unrealized
Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	(4,666,806)	(3,236,065)	(880,285)	24,508,673	(2,932,172)	(188,585)	5,379,848
Affiliated issuers[1]	(128,193)	277,903	234,320	–	–	–	–
Capital gain distributions received from underlying funds
Affiliated issuers[1]	733,815	1,283,306	520,418	431,081	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	7,808,358	8,311,997	3,232,223	(26,769,153)	4,979,704	691,231	(5,545,509)
Affiliated Issuers[1]	2,092,638	2,487,282	817,044	3,089,769	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments.	5,839,812	9,124,423	3,923,720	1,260,370	2,047,532	502,646	(165,661)
Net Increase in Net Assets from Operations	$8,886,263	$11,851,502	$4,771,494	$6,033,069	$4,502,544	$1,056,641	$4,218,208

[1]	See Note 12 for information on affiliated issuers.
[2]	See Note 4 for information on expenses.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Statements of Operations for the Year Ended December 31, 2023

				Madison	Madison	Madison	Madison
	Large Cap		International	Target	Target	Target	Target
	Growth	Mid Cap	Stock	Retirement	Retirement	Retirement	Retirement
	Fund	Fund	Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Investment Income:
Interest	$184,043	$316,800	$14,612	$81,372	$223,038	$135,349	$107,610
Dividends
Unaffiliated issuers	2,043,095	1,111,974	423,490	515,555	1,655,213	1,031,517	802,983
Less: Foreign taxes withheld/ reclaimed	(12,337)	(3,483)	(37,895)	–	–	–	–
Income from securities lending	3,633	2,785	2,587	–	–	–	–
Total investment income	2,218,434	1,428,076	402,794	596,927	1,878,251	1,166,866	910,593
Expenses[1]:
Advisory agreement fees	1,498,226	1,286,916	238,035	43,110	140,717	92,859	75,601
Administrative services agreement fees	–	–	–	8,622	28,143	18,572	15,120
Audit fees	31,856	24,321	3,586	–	–	–	–
Trustee fees	8,246	6,295	928	781	2,498	1,644	1,330
Distribution fees - Class II	25,768	11,359	13,829	–	–	–	–
Other expenses	241	191	29	24	75	49	39
Total expenses	1,564,337	1,329,082	256,407	52,537	171,433	113,124	92,090
Net Investment Income (Loss)	654,097	98,994	146,387	544,390	1,706,818	1,053,742	818,503
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	17,736,639	16,458,124	(1,005,524)	(515,012)	(1,571,237)	(947,027)	(635,682)
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	25,409,094	17,607,749	3,898,762	616,393	2,998,484	2,297,615	2,080,994
Net Realized and Unrealized Gain (Loss) on Investments	43,145,733	34,065,873	2,893,238	101,381	1,427,247	1,350,588	1,445,312
Net Increase in Net Assets from Operations	$43,799,830	$34,164,867	$3,039,625	$645,771	$3,134,065	$2,404,330	$2,263,815

[1]	See Note 4 for information on expenses.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Diversified Income Fund
Year Ended December 31,	2023	2022	2023	2022	2023	2022	2023	2022
Net Assets at beginning of period	$115,406,204	$151,828,650	$118,904,410	$162,812,791	$39,762,751	$53,373,262	$191,189,026	$230,544,931
Increase (decrease) in net assets from operations:
Net investment income	3,046,451	2,221,498	2,727,079	2,087,320	847,774	663,359	4,772,699	4,376,677
Net realized gain (loss)	(4,061,184)	(3,352,134)	(1,674,856)	13,876	(125,547)	(119,189)	24,939,754	15,664,564
Net change in unrealized appreciation (depreciation)	9,900,996	(18,318,753)	10,799,279	(23,118,460)	4,049,267	(7,859,277)	(23,679,384)	(37,549,120)
Net increase (decrease) in net assets from operations	8,886,263	(19,449,389)	11,851,502	(21,017,264)	4,771,494	(7,315,107)	6,033,069	(17,507,879)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(2,779,594)	(5,138,051)	(2,613,826)	(10,207,888)	(863,506)	(4,126,984)	(23,816,770)	(19,643,221)
Class II	(241,356)	(595,848)	(217,272)	(1,026,475)	(9,021)	(62,195)	(3,481,498)	(2,932,596)
Total distributions	(3,020,950)	(5,733,899)	(2,831,098)	(11,234,363)	(872,527)	(4,189,179)	(27,298,268)	(22,575,817)
Capital Stock transactions:
Class I Shares
Shares sold	3,835,677	4,841,627	5,585,061	4,596,739	2,649,509	2,845,537	1,910,165	2,261,172
Issued to shareholders in reinvestment of distributions	2,779,594	5,138,050	2,613,826	10,207,888	863,506	4,126,984	23,816,770	19,643,220
Shares redeemed	(13,586,902)	(19,359,690)	(20,815,489)	(24,627,227)	(8,063,054)	(9,067,917)	(23,152,131)	(21,720,442)
Net increase (decrease) from capital stock transactions	(6,971,631)	(9,380,013)	(12,616,602)	(9,822,600)	(4,550,039)	(2,095,396)	2,574,804	183,950
Class II Shares
Shares sold	300,176	204,513	434,935	223,330	196	287	474,857	1,263,328
Issued to shareholders in reinvestment of distributions	241,356	595,848	217,272	1,026,475	9,021	62,195	3,481,498	2,932,596
Shares redeemed	(3,767,240)	(2,659,506)	(2,762,958)	(3,083,959)	(205,960)	(73,311)	(4,310,303)	(3,652,083)
Net increase (decrease) from capital stock transactions	(3,225,708)	(1,859,145)	(2,110,751)	(1,834,154)	(196,743)	(10,829)	(353,948)	543,841
Total increase (decrease) from capital stock transactions	(10,197,339)	(11,239,158)	(14,727,353)	(11,656,754)	(4,746,782)	(2,106,225)	2,220,856	727,791
Total increase (decrease) in net assets	(4,332,026)	(36,422,446)	(5,706,949)	(43,908,381)	(847,815)	(13,610,511)	(19,044,343)	(39,355,905)
Net Assets at end of period	$111,074,178	$115,406,204	$113,197,461	$118,904,410	$38,914,936	$39,762,751	$172,144,683	$191,189,026
Capital Share transactions:
Class I Shares
Shares sold	430,104	511,059	662,128	508,234	355,881	365,058	123,075	124,715
Issued to shareholders in reinvestment of distributions	306,524	575,122	298,160	1,194,448	111,474	555,145	1,684,208	1,188,799
Shares redeemed	(1,532,271)	(2,090,155)	(2,446,905)	(2,716,232)	(1,080,262)	(1,143,812)	(1,473,927)	(1,206,709)
Net increase (decrease) from capital shares transactions	(795,643)	(1,003,974)	(1,486,617)	(1,013,550)	(612,907)	(223,609)	333,356	106,805
Class II Shares
Shares sold	33,349	22,020	50,885	23,372	25	42	31,092	69,455
Issued to shareholders in reinvestment of distributions	26,462	66,366	24,662	119,742	1,164	8,380	250,607	180,189
Shares redeemed	(423,661)	(288,288)	(324,755)	(333,465)	(27,820)	(9,205)	(276,012)	(202,820)
Net increase (decrease) from capital shares transactions	(363,850)	(199,902)	(249,208)	(190,351)	(26,631)	(783)	5,687	46,824

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Statements of Changes in Net Assets - continued

	Core Bond Fund		High Income Fund		Large Cap Value Fund		Large Cap Growth Fund
Year Ended December 31,	2023	2022	2023	2022	2023	2022	2023	2022
Net Assets at beginning of period	$82,354,042	$105,136,739	$12,875,162	$16,435,301	$204,787,241	$242,749,232	$176,499,841	$228,314,536
Increase (decrease) in net assets from operations:
Net investment income	2,455,012	2,149,341	553,995	639,385	4,383,869	5,013,589	654,097	532,862
Net realized gain (loss)	(2,932,172)	(1,306,104)	(188,585)	(46,458)	5,379,848	15,332,589	17,736,639	10,814,314
Net change in unrealized appreciation (depreciation)	4,979,704	(14,503,116)	691,231	(2,107,809)	(5,545,509)	(32,233,755)	25,409,094	(41,255,519)
Net increase (decrease) in net assets from operations	4,502,544	(13,659,879)	1,056,641	(1,514,882)	4,218,208	(11,887,577)	43,799,830	(29,908,343)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(2,052,229)	(2,228,279)	(466,588)	(517,572)	(9,224,266)	(21,063,238)	(16,794,035)	(12,522,785)
Class II	(412,423)	(457,960)	(109,528)	(124,548)	(96,993)	(239,334)	(901,650)	(785,387)
Total distributions	(2,464,652)	(2,686,239)	(576,116)	(642,120)	(9,321,259)	(21,302,572)	(17,695,685)	(13,308,172)
Capital Stock transactions:
Class I Shares
Shares sold	2,131,776	3,941,225	52,328	232,781	3,126,939	3,677,245	4,206,196	2,189,402
Issued to shareholders in reinvestment of distributions	2,052,229	2,228,279	466,588	517,572	9,224,266	21,063,238	16,794,035	12,522,785
Shares redeemed	(11,515,723)	(11,210,911)	(1,866,522)	(1,804,045)	(23,917,394)	(29,075,142)	(22,732,394)	(21,676,747)
Net increase (decrease) from capital stock transactions	(7,331,718)	(5,041,407)	(1,347,606)	(1,053,692)	(11,566,189)	(4,334,659)	(1,732,163)	(6,964,560)
Class II Shares
Shares sold	129,847	148,756	27,053	24,808	77,741	13,299	34,419	76,147
Issued to shareholders in reinvestment of distributions	412,423	457,960	109,528	124,548	96,993	239,334	901,650	785,386
Shares redeemed	(2,631,301)	(2,001,888)	(567,631)	(498,801)	(402,517)	(689,816)	(2,932,399)	(2,495,153)
Net increase (decrease) from capital stock transactions	(2,089,031)	(1,395,172)	(431,050)	(349,445)	(227,783)	(437,183)	(1,996,330)	(1,633,620)
Total increase (decrease) from capital stock transactions	(9,420,749)	(6,436,579)	(1,778,656)	(1,403,137)	(11,793,972)	(4,771,842)	(3,728,493)	(8,598,180)
Total increase (decrease) in net assets	(7,382,857)	(22,782,697)	(1,298,131)	(3,560,139)	(16,897,023)	(37,961,991)	22,375,652	(51,814,695)
Net Assets at end of period	$74,971,185	$82,354,042	$11,577,031	$12,875,162	$187,890,218	$204,787,241	$198,875,493	$176,499,841
Capital Share transactions:
Class I Shares
Shares sold	256,711	439,654	7,165	30,098	137,791	143,221	197,865	105,936
Issued to shareholders in reinvestment of distributions	245,341	263,180	63,785	71,608	408,001	891,369	787,914	654,395
Shares redeemed	(1,388,995)	(1,290,451)	(255,723)	(237,751)	(1,056,431)	(1,127,403)	(1,088,901)	(1,037,564)
Net increase (decrease) from capital shares transactions	(886,943)	(587,617)	(184,773)	(136,045)	(510,639)	(92,813)	(103,122)	(277,233)
Class II Shares
Shares sold	15,765	16,724	3,724	3,229	3,544	527	1,778	3,688
Issued to shareholders in reinvestment of distributions	49,606	54,458	14,975	17,249	4,374	10,321	43,859	42,361
Shares redeemed	(317,988)	(224,910)	(77,562)	(65,676)	(18,082)	(27,039)	(142,713)	(123,789)
Net increase (decrease) from capital shares transactions	(252,617)	(153,728)	(58,863)	(45,198)	(10,164)	(16,191)	(97,076)	(77,740)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Statements of Changes in Net Assets - continued

	Mid Cap Fund		International Stock Fund		Madison Target Retirement 2020 Fund		Madison Target Retirement 2030 Fund
Year Ended December 31,	2023	2022	2023	2022	2023	2022	2023	2022
Net Assets at beginning of period	$138,523,210	$182,924,165	$20,863,033	$26,455,566	$18,686,989	$27,013,768	$56,944,120	$71,328,060
Increase (decrease) in net assets from operations:
Net investment income (loss)	98,994	(242,418)	146,387	144,451	544,390	472,963	1,706,818	1,464,885
Net realized gain (loss)	16,458,124	10,118,328	(1,005,524)	(1,223,463)	(515,012)	(2,640,105)	(1,571,237)	(2,819,193)
Net change in unrealized appreciation (depreciation)	17,607,749	(33,651,842)	3,898,762	(3,591,729)	616,393	(1,022,198)	2,998,484	(6,671,002)
Net increase (decrease) in net assets from operations	34,164,867	(23,775,932)	3,039,625	(4,670,741)	645,771	(3,189,340)	3,134,065	(8,025,310)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(11,480,257)	(12,639,998)	(108,755)	(256,978)	(750,346)	(506,498)	(2,513,193)	(1,992,004)
Class II	(374,293)	(461,066)	(27,846)	(80,412)
Return of Capital
Class I	–	–	–	–	–	–	(94,061)	–
Class II	–	–	–	–
Total distributions	(11,854,550)	(13,101,064)	(136,601)	(337,390)	(750,346)	(506,498)	(2,607,254)	(1,992,004)
Capital Stock transactions:
Class I Shares
Shares sold	2,907,672	1,753,228	231,846	686,329	3,213,482	4,470,777	10,159,765	9,177,618
Issued to shareholders in reinvestment of distributions	11,480,257	12,639,998	108,755	256,978	750,346	506,498	2,607,254	1,992,004
Shares redeemed	(20,748,695)	(21,334,914)	(2,745,483)	(1,409,171)	(7,136,348)	(9,608,216)	(14,463,006)	(15,536,248)
Net increase (decrease) from capital stock transactions	(6,360,766)	(6,941,688)	(2,404,882)	(465,864)	(3,172,520)	(4,630,941)	(1,695,987)	(4,366,626)
Class II Shares
Shares sold	29,207	31,959	36,930	450,291
Issued to shareholders in reinvestment of distributions	374,293	461,066	27,846	80,412
Shares redeemed	(1,116,205)	(1,075,296)	(1,384,004)	(649,241)
Net increase (decrease) from capital stock transactions	(712,705)	(582,271)	(1,319,228)	(118,538)
Total increase (decrease) from capital stock transactions	(7,073,471)	(7,523,959)	(3,724,110)	(584,402)	(3,172,520)	(4,630,941)	(1,695,987)	(4,366,626)
Total increase (decrease) in net assets	15,236,846	(44,400,955)	(821,086)	(5,592,533)	(3,277,095)	(8,326,779)	(1,169,176)	(14,383,940)
Net Assets at end of period	$153,760,056	$138,523,210	$20,041,947	$20,863,033	$15,409,894	$18,686,989	$55,774,944	$56,944,120
Capital Share transactions:
Class I Shares
Shares sold	166,439	102,929	22,749	69,441	500,749	647,689	1,448,456	1,230,115
Issued to shareholders in reinvestment of distributions	633,169	785,221	10,335	27,027	117,175	74,816	373,912	271,777
Shares redeemed	(1,205,933)	(1,229,516)	(269,856)	(145,089)	(1,109,274)	(1,379,940)	(2,057,905)	(2,061,550)
Net increase (decrease) from capital shares transactions	(406,325)	(341,366)	(236,772)	(48,621)	(491,350)	(657,435)	(235,537)	(559,658)
Class II Shares
Shares sold	1,861	1,912	3,646	46,912
Issued to shareholders in reinvestment of distributions	21,981	30,251	2,662	8,520
Shares redeemed	(67,941)	(64,893)	(136,729)	(65,992)
Net increase (decrease) from capital shares transactions	(44,099)	(32,730)	(130,421)	(10,560)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Statements of Changes in Net Assets - concluded

	Madison Target Retirement 2040 Fund		Madison Target Retirement 2050 Fund
Year Ended December 31,	2023	2022	2023	2022
Net Assets at beginning of period	$36,023,886	$40,984,397	$28,466,946	$34,283,473
Increase (decrease) in net assets from operations:
Net investment income	1,053,742	960,060	818,503	794,600
Net realized gain (loss)	(947,027)	(1,262,195)	(635,682)	(640,476)
Net change in unrealized appreciation (depreciation)	2,297,615	(4,340,882)	2,080,994	(3,739,722)
Net increase (decrease) in net assets from operations	2,404,330	(4,643,017)	2,263,815	(3,585,598)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(1,557,349)	(1,766,714)	(1,351,595)	(1,867,196)
Return of Capital
Class I	(94,485)	–	(35,947)	–
Total distributions	(1,651,834)	(1,766,714)	(1,387,542)	(1,867,196)
Capital Stock transactions:
Class I Shares
Shares sold	5,704,269	5,841,222	5,648,806	4,859,219
Issued to shareholders in reinvestment of distributions	1,651,834	1,766,714	1,387,542	1,867,196
Shares redeemed	(6,068,346)	(6,158,716)	(4,014,217)	(7,090,148)
Total increase (decrease) from capital stock transactions	1,287,757	1,449,220	3,022,131	(363,733)
Total increase (decrease) in net assets	2,040,253	(4,960,511)	3,898,404	(5,816,527)
Net Assets at end of period	$38,064,139	$36,023,886	$32,365,350	$28,466,946
Capital Share transactions:
Class I Shares
Shares sold	888,607	843,383	506,363	402,700
Issued to shareholders in reinvestment of distributions	258,000	265,450	124,218	161,355
Shares redeemed	(944,775)	(886,511)	(358,019)	(573,979)
Net increase (decrease) from capital shares transactions	201,832	222,322	272,562	(9,924)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$8.61	$10.40	$10.33	$10.13	$9.21
Income from Investment Operations:
Net investment income	0.26	0.18	0.23	0.12	0.20 [1]
Net realized and unrealized gain (loss) on investments	0.46	(1.54)	0.15	0.83	1.00
Total from investment operations	0.72	(1.36)	0.38	0.95	1.20
Less Distributions From:
Net investment income	(0.26)	(0.18)	(0.21)	(0.22)	(0.19)
Capital gains	–	(0.25)	(0.10)	(0.41)	(0.09)
Return of Capital	–	–	–	(0.12)	–
Total distributions	(0.26)	(0.43)	(0.31)	(0.75)	(0.28)
Net increase (decrease) in net asset value	0.46	(1.79)	0.07	0.20	0.92
Net Asset Value at end of period	$9.07	$8.61	$10.40	$10.33	$10.13
Total Return (%)[2]	8.33	(13.17)	3.59	9.46	12.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$101,017	$102,727	$134,456	$146,016	$109,012
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.33	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.32	0.29	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.77	1.74	2.04	1.56	2.15
Portfolio turnover (%)[3]	49	64	50	73	57

	Year Ended December 31,
CLASS II	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$8.65	$10.42	$10.36	$10.14	$9.22
Income from Investment Operations:
Net investment income	0.21	0.13	0.19	0.13	0.17 [1]
Net realized and unrealized gain (loss) on investments	0.48	(1.51)	0.15	0.80	1.00
Total from investment operations	0.69	(1.38)	0.34	0.93	1.17
Less Distributions From:
Net investment income	(0.22)	(0.14)	(0.18)	(0.18)	(0.16)
Capital gains		(0.25)	(0.10)	(0.41)	(0.09)
Return of Capital	–	–	–	(0.12)	–
Total distributions	(0.22)	(0.39)	(0.28)	(0.71)	(0.25)
Net increase (decrease) in net asset value	0.47	(1.77)	0.06	0.22	0.92
Net Asset Value at end of period	$9.12	$8.65	$10.42	$10.36	$10.14
Total Return (%)[2]	8.06	(13.38)	3.33	9.18	12.69
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$10,057	$12,679	$17,373	$19,406	$21,984
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.58	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.57	0.54	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	2.46	1.48	1.79	1.30	1.86
Portfolio turnover (%)[3]	49	64	50	73	57

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

MODERATE ALLOCATION FUND

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$8.13	$10.29	$10.09	$10.31	$9.20
Income from Investment Operations:
Net investment income	0.22	0.15	0.28	0.15	0.22 [1]
Net realized and unrealized gain (loss) on investments	0.67	(1.53)	0.46	0.89	1.30
Total from investment operations	0.89	(1.38)	0.74	1.04	1.52
Less Distributions From:
Net investment income	(0.22)	(0.16)	(0.26)	(0.17)	(0.23)
Capital gains	(0.01)	(0.62)	(0.28)	(0.78)	(0.18)
Return of Capital	–	–	–	(0.31)	–
Total distributions	(0.23)	(0.78)	(0.54)	(1.26)	(0.41)
Net increase (decrease) in net asset value	0.66	(2.16)	0.20	(0.22)	1.11
Net Asset Value at end of period	$8.79	$8.13	$10.29	$10.09	$10.31
Total Return (%)[2]	10.82	(13.54)	7.40	10.06	16.56
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$103,239	$107,664	$146,647	$161,944	$171,065
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.33	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.32	0.29	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.38	1.58	2.37	1.32	1.87
Portfolio turnover (%)[3]	57	64	59	79	62

	Year Ended December 31,
CLASS II	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$8.16	$10.31	$10.10	$10.31	$9.19
Income from Investment Operations:
Net investment income	0.13	0.09	0.21	0.11	0.15 [1]
Net realized and unrealized gain (loss) on investments	0.73	(1.49)	0.51	0.90	1.34
Total from investment operations	0.86	(1.40)	0.72	1.01	1.49
Less Distributions From:
Net investment income	(0.19)	(0.13)	(0.23)	(0.13)	(0.19)
Capital gains	(0.01)	(0.62)	(0.28)	(0.78)	(0.18)
Return of Capital	–	–	–	(0.31)	–
Total distributions	(0.20)	(0.75)	(0.51)	(1.22)	(0.37)
Net increase (decrease) in net asset value	0.66	(2.15)	0.21	(0.21)	1.12
Net Asset Value at end of period	$8.82	$8.16	$10.31	$10.10	$10.31
Total Return (%)[2]	10.54	(13.76)	7.13	9.78	16.27
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$9,958	$11,241	$16,166	$18,046	$18,790
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.58	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.57	0.54	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	2.11	1.32	2.17	1.07	1.62
Portfolio turnover (%)[3]	57	64	59	79	62

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

AGGRESSIVE ALLOCATION FUND

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$7.04	$9.08	$8.76	$9.09	$7.97
Income from Investment Operations:
Net investment income	0.18	0.13	0.28	0.12	0.16 [1]
Net realized and unrealized gain (loss) on investments	0.73	(1.39)	0.61	0.79	1.40
Total from investment operations	0.91	(1.26)	0.89	0.91	1.56
Less Distributions From:
Net investment income	(0.18)	(0.14)	(0.26)	(0.13)	(0.15)
Capital gains	(0.00)[2]	(0.64)	(0.31)	(0.72)	(0.29)
Return of Capital	–	–	–	(0.39)	–
Total distributions	(0.18)	(0.78)	(0.57)	(1.24)	(0.44)
Net increase (decrease) in net asset value	0.73	(2.04)	0.32	(0.33)	1.12
Net Asset Value at end of period	$7.77	$7.04	$9.08	$8.76	$9.09
Total Return (%)[3]	12.88	(14.35)	10.18	10.08	19.69
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$38,443	$39,149	$52,574	$54,472	$61,127
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.33	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.32	0.29	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.14	1.50	2.74	1.14	1.71
Portfolio turnover (%)[4]	64	70	71	93	78

	Year Ended December 31,
CLASS II	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$7.02	$9.06	$8.74	$9.06	$7.94
Income from Investment Operations:
Net investment income	0.14	0.10	0.22	0.08	0.13 [1]
Net realized and unrealized gain (loss) on investments	0.75	(1.39)	0.64	0.80	1.41
Total from investment operations	0.89	(1.29)	0.86	0.88	1.54
Less Distributions From:
Net investment income	(0.15)	(0.11)	(0.23)	(0.09)	(0.13)
Capital gains	(0.00)[2]	(0.64)	(0.31)	(0.72)	(0.29)
Return of Capital	–	–	–	(0.39)	–
Total distributions	(0.15)	(0.75)	(0.54)	(1.20)	(0.42)
Net increase (decrease) in net asset value	0.74	(2.04)	0.32	(0.32)	1.12
Net Asset Value at end of period	$7.76	$7.02	$9.06	$8.74	$9.06
Total Return (%)[3]	12.60	(14.57)	9.90	9.81	19.39
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$472	$614	$799	$1,095	$1,272
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.58	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.57	0.54	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.84	1.27	2.42	0.90	1.41
Portfolio turnover (%)[4]	64	70	71	93	78

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Amounts represent less than $(0.005) per share.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

DIVERSIFIED INCOME FUND

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$16.09	$19.65	$19.47	$19.11	$17.26
Income from Investment Operations:
Net investment income	0.45	0.41	0.36	0.40	0.43 [1]
Net realized and unrealized gain (loss) on investments	0.14	(1.89)	2.53	1.04	2.96
Total from investment operations	0.59	(1.48)	2.89	1.44	3.39
Less Distributions From:
Net investment income	(0.44)	(0.41)	(0.39)	(0.41)	(0.40)
Capital gains	(2.15)	(1.67)	(2.32)	(0.67)	(1.14)
Total distributions	(2.59)	(2.08)	(2.71)	(1.08)	(1.54)
Net increase (decrease) in net asset value	(2.00)	(3.56)	0.18	0.36	1.85
Net Asset Value at end of period	$14.09	$16.09	$19.65	$19.47	$19.11
Total Return (%)[2]	3.77	(7.64)	14.92	7.77	19.68
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$150,186	$166,136	$200,806	$195,463	$206,780
Ratios of expenses to average net assets (%)	0.54	0.73	0.72	0.72	0.72
Ratio of net investment income to average net assets (%)	2.72	2.18	1.64	2.04	2.10
Portfolio turnover (%)[3]	118	32	34	31	28

	Year Ended December 31,
CLASS II	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$15.85	$19.39	$19.27	$18.92	$17.12
Income from Investment Operations:
Net investment income	0.42	0.37	0.32	0.27	0.34 [1]
Net realized and unrealized gain (loss) on investments	0.12	(1.88)	2.48	1.12	2.97
Total from investment operations	0.54	(1.51)	2.80	1.39	3.31
Less Distributions From:
Net investment income	(0.40)	(0.36)	(0.36)	(0.37)	(0.37)
Capital gains	(2.15)	(1.67)	(2.32)	(0.67)	(1.14)
Total distributions	(2.55)	(2.03)	(2.68)	(1.04)	(1.51)
Net increase (decrease) in net asset value	(2.01)	(3.54)	0.12	0.35	1.80
Net Asset Value at end of period	$13.84	$15.85	$19.39	$19.27	$18.92
Total Return (%)[2]	3.51	(7.87)	14.64	7.50	19.38
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$21,959	$25,053	$29,739	$29,102	$33,801
Ratios of expenses to average net assets (%)	0.79	0.98	0.97	0.97	0.97
Ratio of net investment income to average net assets (%)	2.46	1.93	1.39	1.79	1.85
Portfolio turnover (%)[3]	118	32	34	31	28

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

CORE BOND FUND

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$8.20	$9.74	$10.30	$9.89	$9.39
Income from Investment Operations:
Net investment income	0.26 [2]	0.23	0.20	0.26	0.31 [1]
Net realized and unrealized gain (loss) on investments	0.23	(1.50)	(0.37)	0.62	0.48
Total from investment operations	0.49	(1.27)	(0.17)	0.88	0.79
Less Distributions From:
Net investment income	(0.28)	(0.23)	(0.23)	(0.28)	(0.28)
Capital gains	–	(0.04)	(0.16)	(0.19)	(0.01)
Total distributions	(0.28)	(0.27)	(0.39)	(0.47)	(0.29)
Net increase (decrease) in net asset value	0.21	(1.54)	(0.56)	0.41	0.50
Net Asset Value at end of period	$8.41	$8.20	$9.74	$10.30	$9.89
Total Return (%)[3]	6.16	(13.17)	(1.58)	8.97	8.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$61,642	$67,311	$85,758	$92,471	$95,679
Ratios of expenses to average net assets:
Ratios of expenses to average net assets (%)	0.57	0.58	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	3.18	2.40	1.97	2.23	2.67
Portfolio turnover (%)[4]	25	27	34	44	26

	Year Ended December 31,
CLASS II	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$8.15	$9.69	$10.25	$9.84	$9.36
Income from Investment Operations:
Net investment income	0.24 [2]	0.12	0.07	0.11	0.17 [1]
Net realized and unrealized gain (loss) on investments	0.23	(1.41)	(0.25)	0.74	0.58
Total from investment operations	0.47	(1.29)	(0.18)	0.85	0.75
Less Distributions From:
Net investment income	(0.26)	(0.21)	(0.22)	(0.25)	(0.26)
Capital gains	–	(0.04)	(0.16)	(0.19)	(0.01)
Total distributions	(0.26)	(0.25)	(0.38)	(0.44)	(0.27)
Net increase (decrease) in net asset value	0.21	(1.54)	(0.56)	0.41	0.48
Net Asset Value at end of period	$8.36	$8.15	$9.69	$10.25	$9.84
Total Return (%)[3]	5.89	(13.38)	(1.83)	8.70	8.09
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$13,329	$15,043	$19,379	$23,721	$26,855
Ratios of expenses to average net assets (%)	0.82	0.83	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	2.93	2.15	1.72	1.98	2.43
Portfolio turnover (%)[4]	25	27	34	44	26

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	Per share amounts have been calculated using the average shares method.

[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

HIGH INCOME FUND

	Year Ended December 31,
CLASS I	2023		2022	2021	2020	2019
Net Asset Value at beginning of period	$7.09		$8.22	$8.24	$8.17	$7.91
Income from Investment Operations:
Net investment income	0.34	[2]	0.40	0.38	0.46	0.49	[1]
Net realized and unrealized gain (loss) on investments	0.31		(1.16)	(0.04)	0.03	0.19
Total from investment operations	0.65		(0.76)	0.34	0.49	0.68
Less Distributions From:
Net investment income	(0.38)		(0.37)	(0.36)	(0.42)	(0.42)
Net increase (decrease) in net asset value	0.27		(1.13)	(0.02)	0.07	0.26
Net Asset Value at end of period	$7.36		$7.09	$8.22	$8.24	$8.17
Total Return (%)[3]	9.27		(9.45)	4.24	5.98	8.64
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$9,298		$10,264	$13,032	$13,989	$15,658
Ratios of expenses to average net assets (%)	0.77		0.78	0.77	0.77	0.77
Ratio of net investment income to average net assets (%)	4.63		4.57	4.14	4.77	4.96
Portfolio turnover (%)[4]	16		4	50	55	17

	Year Ended December 31,
CLASS II	2023		2022	2021	2020	2019
Net Asset Value at beginning of period	$7.08		$8.22	$8.25	$8.18	$7.92
Income from Investment Operations:
Net investment income	0.32	[2]	0.20	0.25	0.26	0.31	[1]
Net realized and unrealized gain (loss) on investments	0.32		(0.99)	0.07	0.21	0.35
Total from investment operations	0.64		(0.79)	0.32	0.47	0.66
Less Distributions From:
Net investment income	(0.36)		(0.35)	(0.35)	(0.40)	(0.40)
Net increase (decrease) in net asset value	0.28		(1.14)	(0.03)	0.07	0.26
Net Asset Value at end of period	$7.36		$7.08	$8.22	$8.25	$8.18
Total Return (%)[3]	9.00		(9.68)	3.98	5.71	8.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$2,279		$2,612	$3,403	$3,693	$4,181
Ratios of expenses to average net assets (%)	1.02		1.03	1.02	1.02	1.02
Ratio of net investment income to average net assets (%)	4.38		4.32	3.89	4.52	4.71
Portfolio turnover (%)[4]	16		4	50	55	17

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	Per share amounts have been calculated using the average shares method.

[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

LARGE CAP VALUE FUND

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$23.35	$27.33	$23.34	$25.08	$21.85
Income from Investment Operations:
Net investment income	0.55	0.63	0.49	0.40	0.41 [1]
Net realized and unrealized gain (loss) on investments	0.03	(1.96)	4.71	(1.46)	5.01
Total from investment operations	0.58	(1.33)	5.20	(1.06)	5.42
Less Distributions From:
Net investment income	(0.58)	(0.61)	(0.49)	(0.38)	(0.37)
Capital gains	(0.58)	(2.04)	(0.72)	(0.30)	(1.82)
Total distributions	(1.16)	(2.65)	(1.21)	(0.68)	(2.19)
Net increase (decrease) in net asset value	(0.58)	(3.98)	3.99	(1.74)	3.23
Net Asset Value at end of period	$22.77	$23.35	$27.33	$23.34	$25.08
Total Return (%)[2]	2.56	(4.91)	22.36	(3.99)	24.93
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$185,880	$202,492	$239,621	$220,518	$256,775
Ratios of expenses to average net assets (%)	0.62	0.63	0.62	0.62	0.62
Ratio of net investment income to average net assets (%)	2.30	2.33	1.78	1.74	1.49
Portfolio turnover (%)[3]	28	29	32	87	76

	Year Ended December 31,
CLASS II	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$22.91	$26.87	$22.99	$24.72	$21.56
Income from Investment Operations:
Net investment income	0.37	0.42	0.24	0.23	0.30 [1]
Net realized and unrealized gain (loss) on investments	0.15	(1.80)	4.81	(1.33)	4.98
Total from investment operations	0.52	(1.38)	5.05	(1.10)	5.28
Less Distributions From:
Net investment income	(0.52)	(0.54)	(0.45)	(0.33)	(0.30)
Capital gains	(0.58)	(2.04)	(0.72)	(0.30)	(1.82)
Total distributions	(1.10)	(2.58)	(1.17)	(0.63)	(2.12)
Net increase (decrease) in net asset value	(0.58)	(3.96)	3.88	(1.73)	3.16
Net Asset Value at end of period	$22.33	$22.91	$26.87	$22.99	$24.72
Total Return (%)[2]	2.31	(5.14)	22.05	(4.23)	24.61
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$2,010	$2,296	$3,128	$3,388	$4,284
Ratios of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	2.04	2.06	1.52	1.48	1.24
Portfolio turnover (%)[3]	28	29	32	87	76

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

LARGE CAP GROWTH FUND

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$18.79	$23.42	$21.11	$20.17	$17.19
Income from Investment Operations:
Net investment income	0.07	0.07	0.10	0.09	0.121
Net realized and unrealized gain (loss) on investments	4.84	(3.21)	4.68	2.61	5.20
Total from investment operations	4.91	(3.14)	4.78	2.70	5.32
Less Distributions From:
Net investment income	(0.07)	(0.08)	(0.08)	(0.09)	(0.12)
Capital gains	(2.00)	(1.41)	(2.39)	(1.67)	(2.22)
Total distributions	(2.07)	(1.49)	(2.47)	(1.76)	(2.34)
Net increase (decrease) in net asset value	2.84	(4.63)	2.31	0.94	2.98
Net Asset Value at end of period	$21.63	$18.79	$23.42	$21.11	$20.17
Total Return (%)[2]	26.38	(13.45)	22.96	13.94	31.13
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$189,065	$166,176	$213,648	$198,560	$197,776
Ratios of expenses to average net assets (%)	0.82	0.83	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	0.36	0.30	0.40	0.43	0.52
Portfolio turnover (%)[3]	13	12	16	29	18

	Year Ended December 31,
CLASS II	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$18.19	$22.73	$20.57	$19.71	$16.85
Income from Investment Operations:
Net investment income (loss)	(0.09)	(0.05)	(0.04)	(0.01)	0.021
Net realized and unrealized gain (loss) on investments	4.80	(3.05)	4.64	2.59	5.14
Total from investment operations	4.71	(3.10)	4.60	2.58	5.16
Less Distributions From:
Net investment income	(0.04)	(0.03)	(0.05)	(0.05)	(0.08)
Capital gains	(2.00)	(1.41)	(2.39)	(1.67)	(2.22)
Total distributions	(2.04)	(1.44)	(2.44)	(1.72)	(2.30)
Net increase (decrease) in net asset value	2.67	(4.54)	2.16	0.86	2.86
Net Asset Value at end of period	$20.86	$18.19	$22.73	$20.57	$19.71
Total Return (%)[2]	26.07	(13.67)	22.66	13.65	30.80
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$9,811	$10,324	$14,667	$15,900	$17,569
Ratios of expenses to average net assets (%)	1.07	1.08	1.07	1.07	1.07
Ratio of net investment income to average net assets (%)	0.09	0.04	0.17	0.19	0.27
Portfolio turnover (%)[3]	13	12	16	29	18

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

MID CAP FUND

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$15.79	$19.99	$17.97	$18.38	$15.19
Income from Investment Operations:
Net investment income (loss)	0.02	(0.02)	0.01	(0.01)	(0.03)[1]
Net realized and unrealized gain (loss) on investments	4.18	(2.61)	4.62	1.66	5.22
Total from investment operations	4.20	(2.63)	4.63	1.65	5.19
Less Distributions From:
Net investment income	(0.03)	–	–	–	–
Capital gains	(1.49)	(1.57)	(2.61)	(2.06)	(2.00)
Total distributions	(1.52)	(1.57)	(2.61)	(2.06)	(2.00)
Net increase (decrease) in net asset value	2.68	(4.20)	2.02	(0.41)	3.19
Net Asset Value at end of period	$18.47	$15.79	$19.99	$17.97	$18.38
Total Return (%)[3]	26.85	(13.17)	26.39	9.69	34.27
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$149,182	$133,928	$176,437	$164,068	$167,094
Ratios of expenses to average net assets (%)	0.92	0.93	0.92	0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	0.08	(0.15)	0.06	(0.07)	(0.18)
Portfolio turnover (%)[4]	13	17	25	24	16

	Year Ended December 31,
CLASS II	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$14.92	$19.04	$17.26	$17.77	$14.77
Income from Investment Operations:
Net investment loss	(0.17)	(0.14)	(0.14)	(0.10)	(0.14)[1]
Net realized and unrealized gain (loss) on investments	4.09	(2.41)	4.53	1.65	5.14
Total from investment operations	3.92	(2.55)	4.39	1.55	5.00
Less Distributions From:
Net investment income	(0.00)[2]	–	–	–	–
Capital gains	(1.49)	(1.57)	(2.61)	(2.06)	(2.00)
Total distributions	(1.49)	(1.57)	(2.61)	(2.06)	(2.00)
Net increase (decrease) in net asset value	2.43	(4.12)	1.78	(0.51)	3.00
Net Asset Value at end of period	$17.35	$14.92	$19.04	$17.26	$17.77
Total Return (%)[3]	26.53	(13.39)	26.08	9.41	33.93
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$4,578	$4,595	$6,487	$7,069	$8,070
Ratios of expenses to average net assets (%)	1.17	1.18	1.17	1.17	1.17
Ratio of net investment income (loss) to average net assets (%)	(0.18)	(0.41)	(0.17)	(0.31)	(0.43)
Portfolio turnover (%)[4]	13	17	25	24	16

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	Amounts represent less than $(0.005) per share.

[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

INTERNATIONAL STOCK FUND

	Year Ended December 31,
CLASS I	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$9.38	$11.59	$12.67	$11.80	$9.93
Income from Investment Operations:
Net investment income	0.12	0.08	0.14	0.12	0.23 [1]
Net realized and unrealized gain (loss) on investments	1.37	(2.14)	(0.32)	0.86	1.84
Total from investment operations	1.49	(2.06)	(0.18)	0.98	2.07
Less Distributions From:
Net investment income	(0.08)	(0.07)	(0.12)	(0.11)	(0.20)
Capital gains	–	(0.08)	(0.78)	–	–
Total distributions	(0.08)	(0.15)	(0.90)	(0.11)	(0.20)
Net increase (decrease) in net asset value	1.41	(2.21)	(1.08)	0.87	1.87
Net Asset Value at end of period	$10.79	$9.38	$11.59	$12.67	$11.80
Total Return (%)[2]	15.87	(17.70)	(1.34)	8.36	20.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$14,919	$15,193	$19,330	$21,852	$22,721
Ratios of expenses to average net assets (%)	1.17	1.18	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	0.77	0.73	1.01	0.88	1.83
Portfolio turnover (%)[3]	22	22	130	33	31

	Year Ended December 31,
CLASS II	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$9.31	$11.50	$12.59	$11.73	$9.88
Income from Investment Operations:
Net investment income (loss)	(0.07)	0.04	0.04	0.01	0.15 [1]
Net realized and unrealized gain (loss) on investments	1.52	(2.10)	(0.25)	0.93	1.88
Total from investment operations	1.45	(2.06)	(0.21)	0.94	2.03
Less Distributions From:
Net investment income	(0.06)	(0.05)	(0.10)	(0.08)	(0.18)
Capital gains	–	(0.08)	(0.78)	–	–
Total distributions	(0.06)	(0.13)	(0.88)	(0.08)	(0.18)
Net increase (decrease) in net asset value	1.39	(2.19)	(1.09)	0.86	1.85
Net Asset Value at end of period	$10.70	$9.31	$11.50	$12.59	$11.73
Total Return (%)[2]	15.58	(17.90)	(1.58)	8.09	20.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$5,123	$5,670	$7,126	$8,919	$9,691
Ratios of expenses to average net assets (%)	1.42	1.43	1.42	1.42	1.42
Ratio of net investment income to average net assets (%)	0.54	0.47	0.79	0.63	1.60
Portfolio turnover (%)[3]	22	22	130	33	31

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

MADISON TARGET RETIREMENT 2020 FUND

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$6.45	$7.60	$7.87	$7.83	$7.38
Income from Investment Operations:
Net investment income	0.24	0.17	0.13	0.09	0.16 [1]
Net realized and unrealized gain (loss) on investments	0.03	(1.15)	(0.02)	0.60	0.70
Total from investment operations	0.27	(0.98)	0.11	0.69	0.86
Less Distributions From:
Net investment income	(0.31)	(0.11)	(0.10)	(0.13)	(0.14)
Capital gains	–	(0.06)	(0.28)	(0.52)	(0.27)
Total distributions	(0.31)	(0.17)	(0.38)	(0.65)	(0.41)
Net increase (decrease) in net asset value	(0.04)	(1.15)	(0.27)	0.04	0.45
Net Asset Value at end of period	$6.41	$6.45	$7.60	$7.87	$7.83
Total Return (%)[2]	4.17	(13.00)	1.45	8.80	11.76
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$15,410	$18,687	$27,014	$35,685	$35,602
Ratios of expenses to average net assets (%)	0.30	0.31	0.31	0.30	0.30
Ratio of net investment income to average net assets (%)	3.16	2.17	1.54	1.14	2.00
Portfolio turnover (%)[3]	231	305	210	318	276

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

MADISON TARGET RETIREMENT 2030 FUND

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$6.95	$8.15	$8.18	$7.89	$7.34
Income from Investment Operations:
Net investment income	0.22	0.19	0.29	0.09	0.16 [1]
Net realized and unrealized gain (loss) on investments	0.17	(1.14)	0.29	0.82	1.08
Total from investment operations	0.39	(0.95)	0.58	0.91	1.24
Less Distributions From:
Net investment income	(0.32)	(0.18)	(0.20)	(0.12)	(0.14)
Capital gains		(0.07)	(0.41)	(0.50)	(0.55)
Return of Capital	(0.01)	–	–	–	–
Total distributions	(0.33)	(0.25)	(0.61)	(0.62)	(0.69)
Net increase (decrease) in net asset value	0.06	(1.20)	(0.03)	0.29	0.55
Net Asset Value at end of period	$7.01	$6.95	$8.15	$8.18	$7.89
Total Return (%)[2]	5.72	(11.79)	7.20	11.77	17.10
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$55,775	$56,944	$71,328	$70,125	$62,469
Ratios of expenses to average net assets (%)	0.30	0.31	0.31	0.30	0.30
Ratio of net investment income to average net assets (%)	3.03	2.38	3.40	1.09	1.97
Portfolio turnover (%)[3]	220	303	215	372	244

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

MADISON TARGET RETIREMENT 2040 FUND

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$6.33	$7.49	$7.52	$7.21	$6.66
Income from Investment Operations:
Net investment income	0.19	0.18	0.31	0.08	0.15 [1]
Net realized and unrealized gain (loss) on investments	0.23	(1.01)	0.36	0.81	1.09
Total from investment operations	0.42	(0.83)	0.67	0.89	1.24
Less Distributions From:
Net investment income	(0.27)	(0.17)	(0.21)	(0.10)	(0.14)
Capital gains	(0.00)[2]	(0.16)	(0.49)	(0.48)	(0.55)
Return of Capital	(0.02)	–	–	–	–
Total distributions	(0.29)	(0.33)	(0.70)	(0.58)	(0.69)
Net increase (decrease) in net asset value	0.13	(1.16)	(0.03)	0.31	0.55
Net Asset Value at end of period	$6.46	$6.33	$7.49	$7.52	$7.21
Total Return (%)[3]	6.70	(11.35)	8.91	12.51	18.86
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$38,064	$36,024	$40,984	$41,990	$37,060
Ratios of expenses to average net assets (%)	0.30	0.31	0.31	0.30	0.30
Ratio of net investment income to average net assets (%)	2.84	2.57	3.71	1.08	1.94
Portfolio turnover (%)[4]	210	309	209	367	258

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	Amounts represent less than $(0.005) per share.

[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – concluded

MADISON TARGET RETIREMENT 2050 FUND

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$11.01	$13.21	$13.00	$12.37	$12.03
Income from Investment Operations:
Net investment income	0.29	0.33	0.57	0.13	0.26 [1]
Net realized and unrealized gain (loss) on investments	0.53	(1.76)	0.74	1.43	2.10
Total from investment operations	0.82	(1.43)	1.31	1.56	2.36
Less Distributions From:
Net investment income	(0.48)	(0.33)	(0.38)	(0.18)	(0.22)
Capital gains	(0.02)	(0.44)	(0.72)	(0.75)	(1.80)
Return of Capital	(0.01)	–	–	–	–
Total distributions	(0.51)	(0.77)	(1.10)	(0.93)	(2.02)
Net increase (decrease) in net asset value	0.31	(2.20)	0.21	0.63	0.34
Net Asset Value at end of period	$11.32	$11.01	$13.21	$13.00	$12.37
Total Return (%)[2]	7.60	(11.04)	10.22	12.80	20.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$32,365	$28,467	$34,283	$30,437	$24,850
Ratios of expenses to average net assets (%)	0.30	0.31	0.30	0.30	0.30
Ratio of net investment income to average net assets (%)	2.71	2.63	4.34	1.07	1.95
Portfolio turnover (%)[3]	226	329	228	390	292

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2023

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is a series trust with 14 investment portfolios (individually, a “Fund” and collectively, the “Funds”), each with different investment objectives and policies. The Funds are the Core Bond Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund and International Stock Fund (collectively, the “Core Funds”), the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund and Diversified Income Fund (collectively, the “Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”). Madison Asset Management, LLC (the “Investment Adviser” or “Madison”) serves as the Funds’ investment adviser.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All Funds except the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer Class I shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates. The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CMFG Life Insurance Company. The Trust does not offer shares directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including closed-end investment companies, American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded Funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities (other than short-term obligations) purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) usually 4:00 p.m. Eastern Standard Time on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Allocation Fund and each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Investment Adviser’s Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Allocation Fund or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

Rule 2a-5 under the 1940 Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith , including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a fund must fair value a security. Among other things, the Valuation Rule permits a board of trustees of a fund to designate a fund’s investment adviser as valuation designee to perform a fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

a fund’s investment adviser fair value determinations. The Board has designated the Funds’ investment adviser as Valuation Designee and the Valuation Designee has delegated valuation decisions to the Committee.

A Fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. Fixed income securities either newly issued or not being priced for various reasons by one of our approved pricing sources may also be fair valued. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific marketmovement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Recently Issued Accounting Pronouncements: In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The Trust has evaluated the ASU and has determined that there is no impact to the Funds’ financial statements.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. government securities.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2023, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” For the year ended, December 31, 2023, the International Stock Fund had net realized losses of $(2,311) related to foreign currency transactions. As of December 31, 2023, none of the Funds had open foreign currency transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2023, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

or less without the sale or disposition significantly changing the market value of the security. At December 31, 2023, there were no illiquid securities held in the Funds.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when- issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund may segregate cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2023, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

3. FAIR VALUE MEASUREMENTS

Each Fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended December 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing;

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2023, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of December 31, 2023, in valuing the Funds’ investments carried at fair value:

Fund[1]	Level 1	Level 2	Level 3		Value at 12/31/23
Conservative Allocation
Investment Companies	$103,492,444	$—	$—		$103,492,444
Short-Term Investments	13,438,612	—	—		13,438,612
	116,931,056	—	—		116,931,056
Moderate Allocation
Investment Companies	105,520,183	—	—		105,520,183
Short-Term Investments	11,397,183	—	—		11,397,183
	116,917,366	—	—		116,917,366
Aggressive Allocation
Investment Companies	35,874,622	—	—		35,874,622
Short-Term Investments	3,758,484	—	—		3,758,484
	39,633,106	—	—		39,633,106
Diversified Income
Asset Backed Securities	—	91,478	—		91,478
Collateralized Mortgage Obligations	—	8,867	—		8,867
Mortgage Backed Securities	—	36,335	—		36,335
Investment Companies	167,676,152	—	—		167,676,152
Short-Term Investments	4,513,653	—	—		4,513,653
	172,189,805	136,680	—		172,326,485
Core Bond
Asset Backed Securities	—	2,561,588	—		2,561,588
Collateralized Mortgage Obligations	—	2,790,385	—		2,790,385
Commercial Mortgage-Backed Securities	—	1,625,300	—		1,625,300
Corporate Notes and Bonds	—	23,494,985	—		23,494,985
Foreign Corporate Bonds	—	2,917,717	—		2,917,717
Long-Term Municipal Bonds	—	775,083	—		775,083
Mortgage Backed Securities	—	23,332,466	—		23,332,466
U.S. Government and Agency Obligations	—	16,642,568	—		16,642,568
Short-Term Investments	1,771,895	—	—		1,771,895
	1,771,895	74,140,092	—		75,911,987
High Income
Common Stocks	—	—	21,250	[2]	21,250
Corporate Notes and Bonds	—	9,839,649	—		9,839,649
Foreign Corporate Bonds	—	684,824	—		684,824
Exchange Traded Funds	456,601	—	—		456,601
Short-Term Investments	1,423,323	—	—		1,423,323
	1,879,924	10,524,473	21,250		12,425,647
Large Cap Value
Common Stocks	185,448,600	—	—		185,448,600
Short-Term Investments	2,140,459	—	—		2,140,459
	187,589,059	—	—		187,589,059
Large Cap Growth
Common Stocks	$195,994,757	$—	$—		$195,994,757
Short-Term Investments	4,854,954	—	—		4,854,954
	200,849,711	—	—		200,849,711

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

Fund[1]	Level 1	Level 2	Level 3	Value at 12/31/23
Mid Cap
Common Stocks	146,247,715	—	—	146,247,715
Short-Term Investments	9,444,881	—	—	9,444,881
	155,692,596	—	—	155,692,596
International Stock
Common Stocks
Australia	262,312	—	—	262,312
Brazil	326,608	—	—	326,608
Canada	1,155,312	—	—	1,155,312
China	1,182,826	—	—	1,182,826
Denmark	196,585	—	—	196,585
France	1,724,523	—	—	1,724,523
Germany	2,476,135	—	—	2,476,135
Hong Kong	265,978	—	—	265,978
India	1,655,829	—	—	1,655,829
Ireland	387,292	—	—	387,292
Israel	370,633	—	—	370,633
Italy	190,198	—	—	190,198
Japan	3,649,923	—	—	3,649,923
Mexico	1,165,617	—	—	1,165,617
Netherlands	842,718	—	—	842,718
Norway	239,308	—	—	239,308
Switzerland	1,378,446	—	—	1,378,446
Taiwan	287,248	—	—	287,248
United Kingdom	1,923,375	—	—	1,923,375
Short-Term Investments	574,206	—	—	574,206
	20,255,072	—	—	20,255,072

Madison Target Retirement 2020	15,393,972	—	—	15,393,972
Madison Target Retirement 2030	55,835,730	—	—	55,835,730
Madison Target Retirement 2040	37,892,383	—	—	37,892,383
Madison Target Retirement 2050	32,287,002	—	—	32,287,002

[1]	See respective portfolio of investments for underlying holdings in each Fund. For additional information on the Underlying Funds held in the Allocation Funds and Target Date Funds, including shareholder prospectuses and financial reports, please visit each Underlying Funds website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

[2]	Level 3 investments are fair valued by the Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

4. ADVISORY, DISTRIBUTION, ADMINISTRATIVE SERVICES AGREEMENTS AND OTHER EXPENSES

Investment Advisory Agreements: For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows as of December 31, 2023:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.30%	Large Cap Growth	0.80%
Moderate Allocation	0.30%	Mid Cap	0.90%
Aggressive Allocation	0.30%	International Stock	1.15%
Diversified Income	0.25%	Madison Target Retirement 2040	0.25%
Core Bond	0.55%	Madison Target Retirement 2020	0.25%
High Income	0.75%	Madison Target Retirement 2030	0.25%
Large Cap Value	0.60%	Madison Target Retirement 2050	0.25%

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

The Investment Advisory Agreement for the Core Funds and the Allocation Funds is structured as a “unitary fee arrangement” and, as such, requires the Investment Adviser to provide or arrange to provide overall management of the Funds, including but not limited to, investment management services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. The unitary fee arrangement with these Funds does not cover, and therefore these Funds pay directly for, the following fees and expenses: (i) fees and expenses of the Independent Trustees; (ii) fees and expenses of the Trust’s independent registered public accountant; (iii) brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; (iv) costs of borrowing money, overdrafts (if any) and any potential taxes owed; and (v) extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the Independent Trustees, (these expenses are collectively referred to as “Direct Fund Expenses”).

In contrast, the Investment Advisory Agreement for the Target Date Funds is not structured as a “unitary fee arrangement.” Accordingly, under the Investment Advisory Agreement for these Funds, the Investment Adviser is only responsible for providing investment management services to the Funds. Other services performed by the Investment Adviser for the Target Date Funds are covered under a separate Administrative Services Agreement (discussed below).

Under the Investment Advisory Agreements for the Core Funds, the Allocation Funds, and the Target Date Funds, the Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its unitary (management) fee and/or reimburse a Fund’s operating expenses to ensure that the Fund’s operating expenses do not exceed certain expense limitations. Any fees waived or reimbursed are not subject to later recoupment by the Investment Adviser. The Investment Adviser may also permanently reduce the amount of the unitary (management) fee for one or more Funds under such terms as it may determine by written notice thereof to the Trust.

In connection with the most recent approval by the Board of Trustees of the Investment Advisory Agreements, the Investment Adviser contractually agreed to enter into an Operating Expense Limitation Agreement with the Trust, on behalf of the Funds, under which the Investment Adviser agreed to waive its unitary (management) fees and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total operating expenses (excluding certain expenses described below) to the annual rate set forth in the Funds’ then-currently effective prospectus (i.e., the prospectus dated May 1, 2023, as supplemented). The Operating Expense Limitation Agreement became effective for all Funds on December 1, 2023, and will remain in place until at least November 30, 2025. For the year ended December 31, 2023, the Funds did not waive any expenses. Expenses excluded from the fee cap in the Operating Expense Limitation Agreement are as follows:

Core Funds and Allocation Funds: Excluded expenses are those expenses assumed by the Funds as provided in Section 4(b) of the relevant Investment Advisory Agreement. Such expenses consist of those expenses identified as “Direct Fund Expenses,” above.

Target Date Funds: Excluded expenses consist of the following: any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation, and other “Excluded Expenses” (as defined in the Administrative Services Agreement, described below).

Administrative Services Agreement - Target Date Funds: With respect to the Target Date Funds only, in addition to the advisory fee, the Investment Adviser is entitled to receive an administrative services fee pursuant to the terms of a separate Administrative Services Agreement. Under this agreement, the Investment Adviser has agreed to provide or arrange to have a third party provide the Target Date Funds with such services as they may require in

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

the conduct of their business, to the extent that the Investment Adviser, acting as the Funds’ investment adviser, has not undertaken to provide such services. Services to the Target Date Funds under the Administrative Services Agreement include transfer agent services; fund administrator services; fund accountant services; services of the Trust’s independent public accountants; services of legal counsel to the Trust and the Independent Trustees; and such other services necessary to conduct the Funds’ business. In exchange for these services, each Target Date Fund pays the Investment Adviser a fee, which is computed daily and paid monthly, at an annualized rate of 0.05% the average daily value of the net assets of each Target Date Fund. Not included in this fee and, therefore, the responsibility of the Target Date Funds, are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the Trust, on behalf of the Target Date Funds, maintains with its custodian or another entity for investment purposes); (iii) the costs associated with investment by the Target Date Funds in other investment companies (i.e., acquired fund fees); and (iv) the compensation of Trust’s Independent Trustees (these expenses are collectively referred to as “Excluded Expenses”).

Other Expenses: Due to the “unitary fee arrangement” in place with respect to the Core Funds and the Allocation Funds, and the Administrative Services Agreement arrangement in place with respect to the Target Date Funds, the former group of Funds is directly responsible for certain fees and expenses that differ somewhat from the fees and expenses for which the latter group is directly responsible.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% of each Fund’s daily net assets.

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. For the year ended December 31, 2023, no fees were waived. MFD does not have the right to recoup waived fees.

Officers and Trustees: Certain officers and Trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser or its affiliates. The Trust does not compensate its officers or Trustees who are officers, directors and/ or employees of the Investment Adviser or its affiliates. The Independent Trustees fees are a direct expense of the Funds which is included in the “Trustee fees” line item on the Statements of Operations. The Nominating and Governance Committee of the Board reviews fees paid to Independent Trustees periodically, and may change such fees at any time.

5. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

6. SECURITIES TRANSACTIONS

For the year ended December 31, 2023, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$—	$—	$51,612,741	$59,521,748
Moderate Allocation	—	—	62,081,835	70,979,500
Aggressive Allocation	—	—	23,603,633	25,880,575
Diversified Income	11,930,088	41,773,470	194,616,167	181,684,449
Core Bond	8,413,650	11,399,382	11,067,277	12,149,239
High Income	—	—	1,839,283	3,762,936
Large Cap Value	—	—	52,767,430	68,246,366
Large Cap Growth	—	—	23,312,385.33	46,043,610
Mid Cap	—	—	18,408,345	37,928,775
International Stock	—	—	4,389,403	7,961,376
Madison Target Retirement 2020	—	—	36,610,056	38,556,807
Madison Target Retirement 2030	—	—	118,018,135	115,575,260
Madison Target Retirement 2040	—	—	76,455,267	73,100,133
Madison Target Retirement 2050	—	—	67,076,211	63,836,914

7. DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations. As of December 31, 2023, the Funds did not hold any derivatives.

There is no impact on the financial statements of the other Funds as they did not hold derivative investments during the year ended December 31, 2023.

8. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund (for purposes of this Note, the “Fund”), may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

During the year ended December 31, 2023, the Fund did not enter into any futures contracts.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Funds’ assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

During the year ended December 31, 2023, the Fund did not enter into any options on futures contracts.

9. FOREIGN SECURITIES

Each Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the Funds have reclaimed receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in other assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

10. SECURITIES LENDING

The Board of Trustees has authorized the Funds other than the Target Date Funds, to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Trust’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized Funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% and 105% for non-domestic security of the total loaned portfolio for each broker/ borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Funds do not have a master netting agreement.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

As of December 31, 2023, the aggregate fair value of securities on loan for the Trust was $17,508,209. Cash collateral received for such loans is reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is comprised of U.S. treasuries or government securities. See below for fair value on loan and collateral breakout for each Fund and each respective Fund’s portfolio of investments for individual securities identified on loan.

Fund	Fair Value on Loan	Cash Collateral*	Non-Cash Collateral*
Conservative Allocation	$5,671,513	$5,811,314	$—
Moderate Allocation	3,604,924	3,692,181	—
Aggressive Allocation	716,118	733,921	—
Diversified Income	389,180	396,975	—
Core Bond	1,413,623	1,443,365	—
High Income	965,251	987,650	—
Large Cap Growth	2,441,222	2,509,980	—
Mid Cap	2,027,780	2,087,449	—
International Stock	278,598	290,624	—

*	Collateral represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

The following table provides increased transparency about the types of collateral pledged for securities lending transactions that are accounted for as secured borrowing. Non-cash collateral is not reflected in the table because the Funds cannot repledge or resell this collateral.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Conservative Allocation
Government Money Market	$5,811,314	$—	$—	$—	$5,811,314
Total Borrowings	$5,811,314	$—	$—	$—	$5,811,314
Gross amount of recognized liabilities for securities lending transactions					$5,811,314

Moderate Allocation
Government Money Market	$3,692,181	$—	$—	$—	$3,692,181
Total Borrowings	$3,692,181	$—	$—	$—	$3,692,181
Gross amount of recognized liabilities for securities lending transactions					$3,692,181

Aggressive Allocation
Government Money Market	$733,921	$—	$—	$—	$733,921
Total Borrowings	$733,921	$—	$—	$—	$733,921
Gross amount of recognized liabilities for securities lending transactions					$733,921

Diversified Income
Government Money Market	$396,975	$—	$—	$—	$396,975
Total Borrowings	$396,975	$—	$—	$—	$396,975
Gross amount of recognized liabilities for securities lending transactions					$396,975

Core Bond
Government Money Market	$1,443,365	$—	$—	$—	$1,443,365
Total Borrowings	$1,443,365	$—	$—	$—	$1,443,365
Gross amount of recognized liabilities for securities lending transactions					$1,443,365

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
High Income
Government Money Market	$987,650	$—	$—	$—	$987,650
Total Borrowings	$987,650	$—	$—	$—	$987,650
Gross amount of recognized liabilities for securities lending transactions					$987,650

Large Cap Growth
Government Money Market	$2,509,980	$—	$—	$—	$2,509,980
Total Borrowings	$2,509,980	$—	$—	$—	$2,509,980
Gross amount of recognized liabilities for securities lending transactions					$2,509,980

Mid Cap
Government Money Market	$2,087,449	$—	$—	$—	$2,087,449
Total Borrowings	$2,087,449	$—	$—	$—	$2,087,449
Gross amount of recognized liabilities for securities lending transactions					$2,087,449

International Stock
Government Money Market	$290,624	$—	$—	$—	$290,624
Total Borrowings	$290,624	$—	$—	$—	$290,624
Gross amount of recognized liabilities for securities lending transactions					$290,624

(1)	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand. The payable will be allocated into categories of securities based on the market value of the securities on loan.

11. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2023. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2020 through December 31, 2023.

The tax character of distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2023	2022	2023	2022	2023	2022
Conservative Allocation	$3,020,950	$2,433,684	$—	$3,300,215	$—	$—
Moderate Allocation	2,758,049	2,279,157	73,049	8,955,206	—	—
Aggressive Allocation	865,342	749,825	7,185	3,439,354	—	—
Diversified Income	4,571,185	4,713,737	22,727,083	17,862,080	—	—
Core Bond	2,464,652	2,312,639	—	373,600	—	—
High Income	576,116	642,120	—	—	—	—
Large Cap Value	4,778,547	6,198,215	4,542,712	15,104,357	—	—
Large Cap Growth	743,771	781,043	16,951,914	12,527,129	—	—
Mid Cap	131,501	—	11,723,049	13,101,064	—	—
International Stock	136,601	147,092	—	190,298	—	—

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2023	2022	2023	2022	2023	2022
Madison Target Retirement 2020	750,346	405,417	—	101,081	—	—
Madison Target Retirement 2030	2,513,193	1,907,966	—	84,038	94,061	—
Madison Target Retirement 2040	1,536,891	1,306,286	20,458	460,428	94,485	—
Madison Target Retirement 2050	1,299,822	1,042,210	51,773	824,986	35,947	—

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Conservative Allocation	$310,365	$—
Moderate Allocation	282,721	—
Aggressive Allocation	88,754	—
Diversified Income	1,085,807	2,561,865
Core Bond	239,357	—
High Income	55,224	—
Large Cap Value	241,846	2,237,798
Large Cap Growth	80,971	1,763,342
Mid Cap	—	5,718,633
International Stock	13,348	—
Madison Target Retirement 2020	25,949	—
Madison Target Retirement 2030	—	—
Madison Target Retirement 2040	—	—
Madison Target Retirement 2050	—	—

For federal income tax purposes, the Funds listed below have capital loss carryforwards as of December 31, 2023, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
Conservative Allocation	$(4,011,047)	$(3,135,292)
Moderate Allocation	(1,487,171)	(823,923)
Aggressive Allocation	(268,079)	—
Diversified Income	—	—
Core Bond	(412,987)	(3,887,152)
High Income	(478,211)	(2,093,632)
Large Cap Value	—	—
Large Cap Growth	—	—
Mid Cap	—	—
International Stock	(162,515)	(1,901,955)
Madison Target Retirement 2020	(2,128,542)	(837,934)
Madison Target Retirement 2030	(2,601,562)	(1,438,039)
Madison Target Retirement 2040	(1,356,297)	(841,331)
Madison Target Retirement 2050	(1,077,173)	(683,801)

For the year-ended December 31, 2023, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
High Income	$995
International Stock	10,559

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

At December 31, 2023, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$6,469,867	$(5,493,663)	$976,204
Moderate Allocation	11,470,894	(2,786,390)	8,684,504
Aggressive Allocation	4,895,952	(629,999)	4,265,953
Diversified Income	4,423,308	(39,404)	4,383,904
Core Bond	626,245	(5,855,215)	(5,228,970)
High Income	31,219	(1,211,136)	(1,179,917)
Large Cap Value	34,711,946	(5,279,278)	29,432,668
Large Cap Growth	86,554,855	(3,080,890)	83,473,965
Mid Cap	81,712,285	(601,815)	81,110,470
International Stock	3,175,923	(3,274,441)	(98,518)
Madison Target Retirement 2020	427,495	(323,872)	103,623
Madison Target Retirement 2030	2,596,971	(1,407,408)	1,189,563
Madison Target Retirement 2040	2,161,786	(900,439)	1,261,347
Madison Target Retirement 2050	2,039,169	(825,184)	1,213,985

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities (TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2023, reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$—	$56,680	$(56,680)
Moderate Allocation	—	99,546	(99,546)
Aggressive Allocation	—	39,703	(39,703)
Diversified Income	—	432,465	(432,465)
Core Bond	—	29,810	(29,810)
High Income	—	(165)	165
Large Cap Value	—	—	—
Large Cap Growth	—	—	—
Mid Cap	—	139,999	(139,999)
International Stock	—	(6,883)	6,883
Madison Target Retirement 2020	—	—	—
Madison Target Retirement 2030	(94,062)	93,274	788
Madison Target Retirement 2040	(94,485)	93,979	506
Madison Target Retirement 2050	(35,947)	35,546	401

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2023, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

The Allocation Funds invest in Underlying Funds, including the Madison Funds (the “Affiliated Underlying Funds”), which may be deemed to be under common control because of the same investment adviser and membership in a common family of investment companies . Madison Funds’ historical financial information is available to you at no cost on the SEC’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the year ended December 31, 2023 follows:

Fund/Underlying Fund	Beginning value as of 12/31/2022	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (depreciation)	Value at 12/31/2023	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond
Fund Class R6	$33,072,648	$–	$–	$–	$866,368	$33,939,016	3,766,816	$1,079,684	$–
Madison Dividend
Income Fund Class R6	4,065,461	–	(2,040,761)	(131,622)	(7,496)	1,885,582	70,384	63,179	70,734
Madison Investors
Fund Class R6	7,422,979	716,535	(250,704)	3,429	1,233,766	9,126,005	342,696	53,454	663,081
Totals	$44,561,088	$716,535	$(2,291,465)	$(128,193)	$2,092,638	$44,950,603		$1,196,317	$733,815
Moderate Allocation Fund
Madison Core Bond
Fund Class R6	$22,844,236	$–	$–	$–	$598,425	$23,442,661	2,601,849	$745,769	$–
Madison Dividend
Income Fund Class R6	6,827,124	–	(3,488,046)	271,044	(535,029)	3,075,093	114,785	96,756	115,355
Madison Investors
Fund Class R6	12,491,653	1,741,502	(501,407)	6,859	2,073,540	15,812,147	593,772	92,616	1,148,886
Madison Mid Cap
Fund R6	1,411,330	25,553	–	–	350,346	1,787,229	110,733	6,489	19,065
Totals	$43,574,343	$1,767,055	$(3,989,453)	$277,903	$2,487,282	$44,117,130		$941,630	$1,283,306
Aggressive Allocation Fund
Madison Core Bond
Fund Class R6	$3,285,507	$92,240	$–	$–	$87,628	$3,465,375	384,614	$110,020	$–
Madison Dividend
Income Fund Class R6	3,211,927	–	(1,866,142)	238,297	(344,831)	1,239,251	46,258	39,881	46,488
Madison Investors
Fund Class R6	5,436,957	503,524	(451,266)	(3,977)	927,801	6,413,039	240,820	37,563	465,961
Madison Mid Cap
Fund R6	589,944	10,681	–	–	146,446	747,071	46,287	2,713	7,969
Totals	$12,524,335	$606,445	$(2,317,408)	$234,320	$817,044	$11,864,736		$190,177	$520,418
Diversified Allocation Fund
Madison Aggregate
Bond ETF	$–	$25,555,562	$–	$–	$868,176	$26,423,738	1,275,000	$391,769	$–
Madison Covered
Call ETF	–	43,387,238	–	–	1,142,962	44,530,200	2,145,000	236,662	431,081
Madison Dividend
Value ETF	–	34,572,375	–	–	370,225	34,942,600	1,750,000	353,736	–
Madison Short-Term
Strategic Income ETF	–	29,272,844	–	–	708,406	29,981,250	1,462,500	464,498	–
Totals	$–	$132,788,019	$–	$–	$3,089,769	$135,877,788		$1,446,665	$431,081

[1]	Distributions received include distributions from capital gains from the Affiliated Underlying Funds. Funds.

13. CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks.

Risks associated with these instruments include potential for an illiquid secondary market for the instruments or

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2023

inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Core Bond Fund is subject to derivatives risk, which is the risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Allocation Funds and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, these Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds. Additionally, the Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other Funds with a similar investment objective.

The Funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could

Ultra Series Fund | Notes to Financial Statements - concluded | December 31, 2023

potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds.

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and interest rate levels, the possibility of a national or global recession, problems in the banking sector, trade tensions, political events, the wars between Russia and Ukraine and in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the value of the Fund’s portfolio holdings.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

14. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued. No other events have taken place that meet the definition of a subsequent event that require adjustment to, or disclosure in the financial statements.

Ultra Series Fund | December 31, 2023

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Ultra Series Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ultra Series Fund (the “Funds”), comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Diversified Income Fund, Core Bond Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, including the portfolios of investments as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Ultra Series Fund as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agents, and brokers; when replies were not received from a transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

February 26, 2024

We have served as the auditor of one or more Madison Investment Advisors investment companies since 2009.

Ultra Series Fund | December 31, 2023

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

At a special meeting of the Board of Trustees (the “Board” or “Trustees”) of the Ultra Series Fund (the “Trust”) held on September 11, 2023, the Board, and by a separate vote, the Independent Trustees of the Trust, considered and approved a new advisory agreement (the “New Advisory Agreement”), subject to shareholder approval, between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each, a “Fund” and together, the “Funds”). The New Advisory Agreement was considered due to the plan by the parent company of the Adviser, Madison Investment Holdings, Inc. (“MIH”), to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH (the “Transaction”). The Transaction, which closed on December 1, 2023, resulted in a direct change of control of MIH and an indirect change of control of the Adviser, and constituted an “assignment” of the existing advisory agreement between the Trust and the Adviser (the “Existing Advisory Agreement”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Therefore, following approval of the New Advisory Agreement by the Board, the Board sought shareholder approval of the agreement, which was obtained at a special shareholders’ meeting held on November 13, 2023.

Prior to the special Board meeting, the Trustees received and considered information from the Adviser designed to provide the Trustees with the information necessary to evaluate the New Advisory Agreement. The information provided to the Board included: (1) data comparing management fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s personnel. Before voting to approve the New Advisory Agreement, the Trustees reviewed these materials with management of the Adviser and with counsel to the Independent Trustees, and received advice from such counsel regarding the legal standards for the Trustees’ consideration of the approval of the New Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year – particularly the information provided, presentations made and discussions that transpired during and in preparation for the most recent regular meeting of the Board of Trustees held on August 8, 2023, during which the Board reviewed and renewed the Existing Advisory Agreement for each Fund for another year – formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the New Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the Fund’s historical performance under the management of the same portfolio managers who would continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by the Adviser; (3) comparative fee and expense data for each Fund and other peer investment companies; (4) the costs of the services provided by the Adviser and the profits realized by the Adviser from those services; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the management (or unitary) fee for each Fund reflects such economies of scale for the Fund’s benefit; (6) the impact to the Adviser’s operations, if any, as a result of the Transaction; and (7) other financial benefits to the Adviser resulting from services rendered to the Fund. The Trustees also took into account the changes to the New Advisory Agreement from the Existing Advisory Agreement, concluding that such changes were not material and were proposed primarily to conform to the services currently provided by the Adviser, regulatory requirements, and industry best practices. The Board also considered the Adviser’s recommendation that the proposed Transaction was in the best interest of Fund shareholders because it would permit the Adviser to effect an orderly, well planned

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2023

succession. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for each Fund separately and independently of the other Funds.

Based upon the information provided to the Board of Trustees throughout the course of the year, including a presentation to the Board by representatives of the Adviser and the supporting materials provided at the September 11, 2023 special Board meeting, the Board concluded that the New Advisory Agreement, as it relates to each Fund, is fair and reasonable in light of the services the Adviser performs, the management fees (or unitary fee) that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Advisory Agreement are summarized below.

Nature, Extent and Quality of the Services Provided. The Trustees considered the scope of services that the Adviser would provide under the New Advisory Agreement, noting that such services include but are not limited to investing each Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of each Fund. The Trustees considered the qualifications, experience, and responsibilities of the portfolio managers to each Fund, who were expected to continue to serve under the New Advisory Agreement. The Trustees also considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record, and the Trustees’ familiarity with the Adviser due to the Adviser’s long history of providing investment management services to the Funds.

The Board also discussed the quality of services provided to the Trust by its transfer agent, sub-administrator (as applicable), and custodian as well as the various administrative services provided by the Adviser pursuant to a separate administrative services agreement (the “Services Agreement”) (for those Funds with a Services Agreement) or under the New Advisory Agreement (for those Funds without a Services Agreement). In addition, the Trustees considered representations from the Adviser that the Transaction was expected to have little impact on the day-to-day operations of the Adviser.

Based on their review of the information provided, the Board determined that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, extent and quality of services to be provided by the Adviser to the Funds would be satisfactory.

Fund Historical Performance and Overall Performance of Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Trustees reviewed the performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index and peer group. The Trustees noted the reasons for both outperformance and underperformance compared with benchmarks and peer groups. They recognized that the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors.

As it relates to the International Stock Fund in particular, they also noted the unique aspects of the securities markets applicable to this Fund so that its performance could be reviewed in context. For this Fund, the Trustees considered the following additional factors as part of their review: (i) investing and trading foreign securities presents a number of risks, which can impact performance, and create performance dispersion among peers; (ii) market liquidity, individual security valuation, exchange rate, and other exogenous factors relating to global economic, political, and market events create unique considerations when assessing performance of international

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2023

and foreign funds; and (iii) international and foreign fund peer groups can vary widely based on investment strategies and styles, along with investment in foreign markets (e.g. frontier markets).

The Trustees reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/sub-advisers/portfolio managers to any Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

The Board also noted that on a quarterly basis, they review detailed information for each Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, the Board considered the Adviser’s quarterly portfolio commentary and discussion of each Fund’s performance, as well as the overviews provided by the Adviser’s Investment Strategy Oversight Committee. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the Funds’ strategies and discussed the Funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at benchmark indices and peer groups used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The Board also considered that sometimes, the Morningstar categories the Funds fall into do not precisely match a Fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each Fund’s overall investment performance had been satisfactory.

Comparative Fee and Expense Data. In considering each Fund’s fees and expenses, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection.

The Board noted that the Adviser, or its affiliates, provide investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser to such clients for purposes of determining whether the management (or unitary) fee charged to each Fund under the New Advisory Agreement was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with advisory contract approval considerations. The Gartenberg opinion and its progeny articulate the standard used to determine whether investment advisers to mutual funds have complied with their statutory fiduciary duty in charging fees for advisory services. The Trustees took those fees into account and considered the differences in services and time required by the various types of clients to which the Adviser provides services, including the Funds. The Board recognized that significant differences may exist between the services provided to one type of client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets and the additional compliance and regulatory work associated with managing a 1940 Act fund. The Trustees gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser to one type of client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the Board noted that the fee may be lower than the fee charged to one or more Funds. The Trustees noted too the various administrative, operational,

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2023

compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each Fund’s total expense ratio and management (or unitary) fee to those of comparable funds with similar investment objectives and strategies. The Board noted the relatively simple expense structure maintained by the Trust: (1) for the USF Target Date Funds, which consists of a management fee and an administrative services fee, plus expenses for Independent Trustee compensation which are not covered by the administrative services fee; and (2) for the remaining Funds in the Trust, which consists of a unitary fee, plus expenses for Independent Trustee compensation and audit fees which are not covered by the unitary fee. The Trustees reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The Trustees also considered a new expense limitation agreement that would go into effect at the same time as the New Advisory Agreement, pursuant to which the Adviser contractually agreed to waive its management (or unitary) fees and/ or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total operating expenses as specified in the Funds’ then-current prospectus, for a period of no less than two years from the effective date of the New Advisory Agreement.

With regard to the administrative services provided by the Adviser under the Services Agreement with each of the USF Target Date Funds, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each of the Funds and that such compensation does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment management fees earned. In this regard, the Trustees noted that examination of each Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In addition, the Trustees recognized that to the extent a Fund invests in other registered investment companies also managed by the Adviser, the Adviser receives investment management fees from both the Fund and the underlying registered investment company. The Board were satisfied in this regard that the Adviser provides separate services to each “fund of funds” portfolio within the Trust and the underlying registered investment company in which each such Fund invests in exchange for the fees received.

While recognizing that it is difficult to compare management fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another, the Trustees concluded that the Adviser’s management (or unitary) fee with respect to each Fund is reasonable.

Costs of Advisory Services and Profitability. The Trustees considered the management (or unitary) fee that each Fund pays to the Adviser under the Existing Advisory Agreement, which would remain the same under the New Advisory Agreement, as well as the Adviser’s profitability from services rendered to each Fund during the 12-month period ended December 31, 2022. In reviewing costs and profits, the Board noted that for some smaller Funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $22 billion as of May 31, 2022, and approximately $22.1 billion as of May 31, 2023. As a result, although the fees paid

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2023

by an individual Fund at its present size might not be sufficient to profitably support a stand-alone fund, each Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser was reasonable considering the services provided.

Economies of Scale. The Trustees considered whether the Funds would benefit from any economies of scale and noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints. Based on their review, the Trustees concluded that the current management (and unitary) fee schedules for the Funds were appropriate.

Other Benefits. In considering the direct and indirect benefits that could be realized by the Adviser from its relationship with the Funds, the Trustees considered the extent to which the Adviser utilizes soft dollar arrangements with respect to portfolio transactions and considered that the Adviser does not utilize any affiliated brokers to execute the Funds’ portfolio transactions. The Trustees also considered that the Adviser may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that the additional benefits the Adviser receives from its relationship with the Funds are reasonable and appropriate.

Conclusion. In considering the approval of the New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Trustees reached the following conclusions, among others, regarding the New Advisory Agreement: (i) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (ii) the Adviser is qualified to manage each Fund’s assets in accordance with the Fund’s investment objective and strategies; (iii) the overall investment performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant benchmark indices; (iv) each Fund’s management (or unitary) fee is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (v) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Funds and their respective shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but do incur ongoing costs which include, among other things, investment management fees; 12b-1 fees (Class II only); brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; and costs of borrowing money. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2023. Expenses paid during the period in the table below are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2023

Actual Expenses

The table below provides information about actual account values using actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual Expenses
	Class I				Class II
				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period
Conservative Allocation Fund*	$1,000	$1,039.80	0.32%	$1.65	$1,038.50	0.57%	$2.93
Moderate Allocation Fund*	1,000	1,049.30	0.32%	1.65	1,047.90	0.57%	2.94
Aggressive Allocation Fund*	1,000	1,056.20	0.32%	1.66	1,054.90	0.57%	2.95
Diversified Income Fund*	1,000	1,043.10	0.54%	1.80	1,041.80	0.79%	3.09
Core Bond Fund	1,000	1,039.80	0.57%	2.93	1,038.50	0.82%	4.21
High Income Fund	1,000	1,053.90	0.77%	3.99	1,052.60	1.02%	5.28
Large Cap Value Fund	1,000	1,040.50	0.62%	3.19	1,039.20	0.87%	4.47
Large Cap Growth Fund	1,000	1,092.80	0.82%	4.33	1,091.40	1.07%	5.64
Mid Cap Fund	1,000	1,124.90	0.92%	4.93	1,123.50	1.17%	6.26
International Stock Fund	1,000	1,042.30	1.17%	6.02	1,041.00	1.42%	7.31
Target Retirement 2020 Fund*	1,000	1,023.40	0.30%	1.53	N/A	N/A	N/A
Target Retirement 2030 Fund*	1,000	1,031.40	0.30%	1.54	N/A	N/A	N/A
Target Retirement 2040 Fund*	1,000	1,037.50	0.30%	1.54	N/A	N/A	N/A
Target Retirement 2050 Fund*	1,000	1,043.90	0.30%	1.55	N/A	N/A	N/A

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Hypothetical Expenses
	Class I				Class II
				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period
Conservative Allocation Fund*	$1,000	$1,023.59	0.32%	$1.63	$1,022.33	0.57%	$2.91
Moderate Allocation Fund*	1,000	1,023.59	0.32%	1.63	1,022.33	0.57%	2.91
Aggressive Allocation Fund*	1,000	1,023.59	0.32%	1.63	1,022.33	0.57%	2.91
Diversified Income Fund*	1,000	1,023.44	0.54%	1.79	1,022.18	0.79%	3.06
Core Bond Fund	1,000	1,022.33	0.57%	2.91	1,021.07	0.82%	4.18
High Income Fund	1,000	1,021.32	0.77%	3.92	1,020.06	1.02%	5.19
Large Cap Value Fund	1,000	1,022.08	0.62%	3.16	1,020.82	0.87%	4.43
Large Cap Growth Fund	1,000	1,021.07	0.82%	4.18	1,019.81	1.07%	5.45
Mid Cap Fund	1,000	1,020.57	0.92%	4.69	1,019.31	1.17%	5.96
International Stock Fund	1,000	1,019.31	1.17%	5.96	1,018.05	1.42%	7.22

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2023

	Hypothetical Expenses
	Class I				Class II
				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period
Target Retirement 2020 Fund*	1,000	1,023.69	0.30%	1.53	N/A	N/A	N/A
Target Retirement 2030 Fund*	1,000	1,023.69	0.30%	1.53	N/A	N/A	N/A
Target Retirement 2040 Fund*	1,000	1,023.69	0.30%	1.53	N/A	N/A	N/A
Target Retirement 2050 Fund*	1,000	1,023.69	0.30%	1.53	N/A	N/A	N/A

*	The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Ultra Series Fund (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each series of the Trust (individually, a “Fund” and collectively, the “Funds” and to protect fund shareholders from dilution of their interests. The Board of Trustees of the Trust (the “Board”) has appointed the Funds’ Chief Compliance Officer as the program administrator (the “Program Administrator”). The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum (“HLIM”), if applicable, and any material changes to the Program.

On May 24, 2023, the Board reviewed the Program Administrator’s annual written report for the period January 1, 2022 through December 31, 2022 (the “2022 Annual Report”). The 2022 Annual Report provided an assessment of each Fund’s liquidity risk, which is assessed under both normal and reasonably foreseeable stressed market conditions. For this purpose, liquidity risk is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The 2022 Annual Report noted that following a review of each Fund’s redemption history and investment strategies, as well as liquidity reports generated by State Street, the Program Administrator determined that each Fund primarily held investments that were classified as “highly liquid” during the review period. As a result, the Program Administrator concluded that each Fund is a “primarily highly liquid fund” (as defined in the Program), which means that each Fund can continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for each Fund and to adopt policies and procedures for responding to a HLIM shortfall. The 2022 Annual Report also noted that no material changes had been made to the Program during the review period, and that the Program is functioning properly.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. Form N-PORT-EX is available to shareholders upon request at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-PORT-EX may also be reviewed and copied at the SEC’s

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2023

Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders, upon request, at no cost by calling 1-800-877-6089,or on the SEC’s website at www.sec. gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 is available to shareholders, upon request, at no cost by calling 1-800-SEC-0330, or on the SEC’s website at www.sec.gov.

PROXY VOTING RESULTS

At the special meeting of shareholders held on November 13, 2023, shareholders approved a a new management agreement on behalf of the non-Target Date Funds, and a new investment advisory agreement on behalf of the Target Date Funds, which took effect on December 1, 2023. The voting results of which are described in the table below.

Fund	Outstanding Shares (O/S) Voted	% O/S	% Voted
Conservative Allocation Fund
For:	11,002,967.62	88.943%	88.943%
Against:	287,371.98	2.323%	2.323%
Abstain:	1,080,471.92	8.734%	8.734%
Moderate Allocation Fund
For:	12,304,843.19	93.549%	98.771%
Against:	338,345.90	2.572%	1.229%
Abstain:	511,615.20	3.889%	0.000%
Aggressive Allocation Fund
For:	5,049,241.95	98.771%	98.771%
Against:	62,822.62	1.229%	1.229%
Abstain:	0.00	0.000%	0.000%
Core Bond Fund
For:	8,806,980.24	96.247%	96.247%
Against:	93,593.19	1.023%	1.023%
Abstain:	249,779.57	2.730%	2.730%
High Income Fund
For:	1,512,684.71	95.060%	95.060%
Against:	24,627.21	1.548%	1.548%
Abstain:	53,974.92	3.392%	3.392%
Diversified Income Fund
For:	10,333,998.33	94.098%	94.098%
Against:	197,677.23	1.800%	1.800%
Abstain:	450,444.56	4.102%	4.102%
Large Cap Value Fund
For:	7,640,040.35	92.825%	92.825%
Against:	165,551.46	2.011%	2.011%
Abstain:	425,010.96	5.164%	5.164%
Large Cap Growth Fund
For:	8,245,122.81	94.304%	94.304%
Against:	191,070.83	2.185%	2.185%
Abstain:	306,908.03	3.510%	3.510%

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2023

Fund	Outstanding Shares (O/S) Voted	% O/S	% Voted
Mid Cap Fund
For:	7,421,025.28	90.993%	90.993%
Against:	121,708.60	1.492%	1.492%
Abstain:	612,907.16	7.515%	7.515%
International Stock Fund
For:	1,717,460.56	87.705%	87.705%
Against:	68,663.45	3.506%	3.506%
Abstain:	172,106.72	8.789%	8.789%
Target Retirement 2020 Fund
For:	2,476,036.35	100.000%	100.000%
Against:	0.00	0.000%	0.000%
Abstain:	0.00	0.000%	0.000%
Target Retirement 2030 Fund
For:	7,433,891.54	94.279%	94.279%
Against:	457.67	0.006%	0.006%
Abstain:	450,626.38	5.715%	5.715%
Target Retirement 2040 Fund
For:	5,742,284.04	99.706%	99.706%
Against:	4,928.84	0.086%	0.086%
Abstain:	12,025.23	0.209%	0.209%
Target Retirement 2050 Fund
For:	2,679,404.35	98.226%	98.226%
Against:	2,188.06	0.080%	0.080%
Abstain:	46,211.26	1.694%	1.694%

At the special meeting of shareholders held on November 13, 2023, shareholders of the Funds voting as a single group, approved the appointment of Jill Friedow as an Interested Trustee to the Board of Trustees, to serve until her successor shall have been elected and qualified. The voting results of which are described in the table below.

Fund	Outstanding Shares (O/S) Voted	% O/S	% Voted
Ultra Series Fund (“Trust”)
For:	79,499,015.510	80.825%	80.825%
Withold:	18,848,943.710	19.175%	19.175%

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may”, “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

Ultra Series Fund | Other Information (unaudited) - concluded | December 31, 2023

TAX INFORMATION

Foreign Tax Credits: The Funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended 2023, the following funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$30,433	$422,034

Complete information regarding the Funds’ foreign tax credit pass through to shareholders for the year ended December 31, 2023, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year 2023, the following percentage of income dividends paid by the fund qualify for the dividends received deduction available to corporations:

Fund	Percentage
Conservative Allocation	11.47%
Moderate Allocation	20.68%
Aggressive Allocation	20.46%
Diversified Income	49.10%
Core Bond	-
High Income	-
Large Cap Value	99.15%
Large Cap Growth	100.00%
Mid Cap	100.00%
International Stock	-
Madison Target Retirement 2020	2.59%
Madison Target Retirement 2030	5.00%
Madison Target Retirement 2040	6.74%
Madison Target Retirement 2050	8.30%

Ultra Series Fund | December 31, 2023

Ultra Series Fund’s Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500. The following tables provide biographical information regarding the Trustees and officers of the Fund currently serving as such.

Interested Trustees and Officers

Name and Age	Position(s) Held and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Trustee
Jill M. Friedow[1] 59	Trustee, since 2023; Indefinite term; Vice President, 2023 – Present	Madison Investment Holdings, Inc. (“MIH”), Madison Investment Advisors, LLC (“MIA”), and Madison Asset Management, LLC (“Madison”), Chief Technology Officer & Director of Operations, 2019-Present; Vice President & Director of Operations, 2010 - 2019; Vice President & Operations Manager, 2003-2010; Operations Manager, 1999-2003 MF (15), Vice President, 2023 – Present; Madison Covered Call & Equity Strategy Fund (“MCN”), Vice President, 2023 – Present	30	Madison Funds (15), 2023 – Present Madison Covered Call & Equity Strategy Fund, 2023 – Present
Patrick F. Ryan 44	President, 2020 - Present

MIH, Madison and MIA, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017

MF (15) and MCN, President, 2020 - Present;

Madison ETFs Trust (“Madison ETFs”) (4), President, June 2023 - Present

			N/A	N/A
Greg D. Hoppe 54	Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 - 2019

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

MF (15), Vice President, 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019; MCN, Vice President, 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019; Madison ETFs (4), Chief Financial Officer, Vice President, Treasurer, June 2023 – Present; Madison Strategic Sector Premium Fund (“MSP”), Treasurer, 2009 - 2018

			N/A	N/A

Ultra Series Fund | Trustees and Officers - continued | December 31, 2023

Name and Age	Position(s) Held and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Trustee
Holly S. Baggot 63	Secretary, 1999 – Present; Assistant Treasurer, 1999 – 2007 and 2009 – Present; Treasurer, 2008; Anti-Money Laundering Officer, 2019-2020 and 2022 - Present

MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

MCN, Secretary and Assistant Treasurer, 2012 – Present; MF (15), Secretary, 1999 - Present and Assistant Treasurer, 1999 - 2007 and 2009 – Present; Madison ETFs (4), Secretary and Assistant Treasurer, June 2023 – Present; USF and MCN, Anti-Money Laundering Officer, 2019 – 2020 and 2022 - Present; MSP, Secretary and Assistant Treasurer, 2010 – 2018

			N/A	N/A
Steve J. Fredricks 53	Chief Compliance Officer and Assistant Secretary, 2018 - Present

MIH, MIA and Madison, Chief Legal Officer, 2020 - Present; Chief Compliance Officer, 2018 – Present

MF (15) and MCN, Chief Compliance Officer and Assistant Secretary, 2018 – Present; Madison ETFs (4), Chief Compliance Officer and Assistant Secretary, June 2023 – Present; MSP, Chief Compliance Officer, 2018

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

			N/A	N/A
Terri A. Wilhelm 55	Assistant Secretary, 2022 – Present

MIH, MIA and Madison, Senior Compliance Analyst, September 2022 – Present

USF (14) and MF (15), Assistant Secretary, November 2022 – Present; Madison ETFs (4), Assistant Secretary, June 2023 – Present

State of Wisconsin Investment Board, Senior Paralegal, 2017 – 2022

			N/A	N/A

[1]	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with Madison.
[2]	Board terms are indefinite , subject to the Board’s retirement policy. In addition, officers are elected by the Board of Trustees annually. Effective February 2024, the Board of Trustees revised its retirement policy such that under the current policy, a Board member must retire at the end of the calendar year in which he or she attains the age of seventy-six (76), subject to extension by unanimous vote of the remaining Board members of the Trust (including any interested Trustees).
[3]	As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Covered Call & Equity Strategy Fund (a closed-end fund), and the Madison ETFs Trust with 4 active portfolios, for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding table have the meaning disclosed in this paragraph.

Ultra Series Fund | Trustees and Officers - concluded | December 31, 2023

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Trustee
Steven P. Riege 69	Trustee, since 2005; Indefinite term	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present	34	MF (15), 2005 – Present;
		Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President- Human Resources, 1986 – 2001		MCN, 2015 – Present Madison ETFs (4), June 2023 - Present
Richard E. Struthers 71	Trustee, since 2004; Indefinite term	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 - Present	34	MF (15), 2005 – Present;
		Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012		MCN, 2015 – Present
				Madison ETFs (4), June 2023 - Present

[1]	Board terms are indefinite, subject to the Board’s retirement policy.
[2]	As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Covered Call & Equity Strategy Fund (a closed-end fund), and the Madison ETFs Trust with 4 active portfolios for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2023, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the three independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2023 and 2022, respectively were $209,000 ($465,450 including the Madison Funds and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $203,000 ($451,950 including the Affiliated Funds).

(b) Audit-Related Fees. Not applicable.

(c) Tax-Fees. For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $35,280 ($104,969 including the Affiliated Funds) and $34,251 ($86,625 including the Affiliated Funds), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Schedule included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Steven J. Fredricks
Steven J. Fredricks, Chief Compliance Officer & Chief Legal Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan
Patrick F. Ryan, Principal Executive Officer

Date: February 27, 2024

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: February 27, 2024